UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2020

Date of reporting period:	8/31/2020

Item 1 – Reports to Stockholders

PGIM ULTRA SHORT BOND ETF (NYSE Arca: PULS)

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Ultra Short Bond ETF informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Ultra Short Bond ETF

October 15, 2020

PGIM Ultra Short Bond ETF	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	1.99	2.44 (4/5/18)
Market Price*	2.00	2.45 (4/5/18)
ICE BofA 3-Month T Bill Index
	1.26	1.83
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index
	1.74	2.22

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the ICE BofA 3-Month T Bill Index and the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations (April 5, 2018) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial investment on April 5, 2018, while the benchmark and the Index assume that the initial investment occurred on March 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

ICE BofA 3-Month T Bill Index—The ICE BofA 3-Month US Treasury Bill Index tracks the performance of US dollar-denominated US Treasury bills publicly issued in the US domestic market with a remaining term to final maturity of 3 months.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

PGIM Ultra Short Bond ETF	5

Your Fund’s Performance (continued)

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/20 (%)
AAA	34.9
AA	10.8
A	21.8
BBB	23.5
Not Rated	–1.0
Cash and Cash Equivalents	10.0
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Negative weightings may result from specific circumstances (including timing differences between trade and settle dates of securities purchased by the funds) and/or the use of certain financial instruments, including derivatives, which may be used to gain or reduce market exposure and/or risk management.

Distributions and Yields as of 8/31/20
Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
1.20	1.02	1.02

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Ultra Short Bond ETF (the Fund) returned 1.99% based on net asset value (NAV) in the 12-month reporting period that ended August 31, 2020, outperforming the 1.74% return of the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

As 2019 progressed, the Federal Reserve (the Fed) delivered a series of 0.25% rate cuts in July, September, and October to the federal funds target rate, which ended the year in a range of 1.50%-1.75%. The cuts came in response to slowing global growth, worsening trade conflicts between the United States and China, and persistently below-target inflation rates. While US gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019 and consumer spending remained strong, the US outlook faced risks from global and domestic headwinds, including weaker economic growth abroad, persistent trade war uncertainties, and global political risks.

•

At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global tech cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. In January, news about a new coronavirus originating in China hit headlines, with person-to-person transmission reported in January marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

With the economy decelerating rapidly and financial markets selling off sharply due to the COVID-19 pandemic and related lockdowns, the Fed reacted by cutting its federal funds target rate by 0.50% on March 3 and then by another 1.00% on March 15, leaving it in a range of 0.00%-0.25%. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. For its part, Congress approved $2.5 trillion of spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

The economy sustained an historic contraction through the first half of 2020, with GDP declining at an annualized rate of 5% and 31.4%, respectively, in the first and second quarters. In response, yields in the short-maturity segment of the bond market, where the Fund focuses its investments, dropped to a greater degree than they did at the longer end. The yield on the three-month Treasury bill declined from 1.96% to 0.10% during the

PGIM Ultra Short Bond ETF	7

Strategy and Performance Overview (continued)

reporting period, while the six-month Treasury bill yield dropped from 1.86% to 0.12%. After declining significantly during the period, the London Interbank Offered Rate (LIBOR) curve held in August as the three-month rate was steady at 0.25%, while the one-year rate declined one basis point (bp) to 0.44%. (One basis point equals 0.01%.)

•

In the short-term credit markets, investment-grade credit spreads widened sharply in March before tightening during the last five months of the period. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) The Bloomberg Barclays 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.53% during the period.

What worked?

•

The Fund emphasized spread assets—including short-term investment-grade debt of financial, consumer cyclical and non-cyclical, and utility companies—ranging across the rating spectrum from AAA to BBB. Other spread sector assets included commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and to a lesser extent, emerging markets debt.

•	Overall, positioning in investment-grade corporates was the largest contributor to performance. Positioning in CMBS and emerging markets was also positive.

•

The duration of the Fund was tactically managed during the reporting period. Overall, duration positioning added to performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

During the reporting period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure. These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus Treasuries while mitigating interest rate risk.

Current outlook

•

While financial market functioning has largely been restored by the Fed’s aggressive actions, the economy is still operating at a level well below its pre-COVID-19 pace. At the conclusion of its July 20, 2020 meeting, the Fed reiterated its intent to provide monetary support for as long as needed for what is expected to be a long, drawn-out recovery. The Fed has already given guidance that the federal funds rate is expected to remain at its current near-zero level until the economy is well on its way to achieving the Fed’s inflation and employment mandates. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will now be targeting an inflation rate of 2%, on average, over time while permitting periods of

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overshooting 2% to make up for previous undershoots. Thus, the federal funds rate is expected to stay at its current level for at least the next several years.

•

The Fund continues to emphasize well-researched, short-term credit sectors as PGIM Fixed Income expects these assets to offer the most value from a total return perspective. Within investment-grade corporates, PGIM Fixed Income favors shorter maturities that should benefit from the Fed’s bond-buying program and is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds. For structured products, PGIM Fixed Income believes high-quality spreads may revisit their post-crisis tights. With emerging market spreads and yields at significantly wider levels and expectations for developed market rates to remain low for an extended period, PGIM Fixed Income expects emerging market assets to maintain their longer-term value.

PGIM Ultra Short Bond ETF	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only.

Actual Expenses

The first line in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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PGIM Ultra Short Bond ETF	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,006.80	0.15%	$0.76
Hypothetical	$1,000.00	$1,024.38	0.15%	$0.76

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Ultra Short Bond ETF	11

Schedule of Investments

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 85.5%

ASSET-BACKED SECURITIES 19.4%

Automobile ABS 0.6%
Honda Auto Receivables Owner Trust, Series 2020-1, Class A3	1.610%		04/22/24	5,500	$5,628,427

Collateralized Loan Obligations 18.8%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	1.375	(c)	07/15/26	538	535,913
AGL Core CLO 4 Ltd. (Cayman Islands), Series 2020-4A, Class A, 144A, 3 Month LIBOR + 2.210%	2.893	(c)	04/20/28	8,000	8,002,967
Allegro CLO IV Ltd. (Cayman Islands), Series 2016- 1A, Class AR, 144A, 3 Month LIBOR + 1.150%	1.425	(c)	01/15/30	6,924	6,885,943
Anchorage Capital CLO 8 Ltd. (Cayman Islands), Series 2016-8A, Class AR, 144A, 3 Month LIBOR + 1.000%	1.247	(c)	07/28/28	295	293,734
Apres Static CLO 2 Ltd. (Cayman Islands), Series 2020-1A, Class A, 144A, 3 Month LIBOR + 2.500%	2.934	(c)	04/15/28	4,000	4,050,356
Atlas Senior Loan Fund III Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.830%	1.110	(c)	11/17/27	6,032	5,958,075
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	1.531	(c)	07/16/29	4,945	4,906,080
Atrium XII (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	1.088	(c)	04/22/27	8,179	8,131,219
Ballyrock CLO Ltd. (Cayman Islands), Series 2016- 1A, Class AR, 144A, 3 Month LIBOR + 1.350%	1.625	(c)	10/15/28	625	623,762
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	1.313	(c)	07/17/28	2,300	2,283,989
Battalion CLO X Ltd. (Cayman Islands), Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250%	1.514	(c)	01/24/29	2,500	2,482,339
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.820%	1.093	(c)	01/17/28	5,717	5,674,067
Canyon CLO Ltd. (Cayman Islands), Series 2020- 1A, Class A, 144A, 3 Month LIBOR + 1.920%	2.319	(c)	07/15/28	8,000	8,007,442

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	13

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.850%	1.095	%(c)	01/27/28	395	$390,762
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.400%	1.672	(c)	10/18/26	225	223,905
Cathedral Lake CLO Ltd. (Cayman Islands), Series 2016-4A, Class AR, 144A, 3 Month LIBOR + 1.250%	1.522	(c)	10/20/28	2,750	2,723,742
CIFC Funding Ltd. (Cayman Islands),
Series 2013-3RA, Class A1, 144A, 3 Month LIBOR + 0.980%	1.244	(c)	04/24/31	2,000	1,972,640
Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.010%	1.281	(c)	04/23/29	5,000	4,969,280
Crown City CLO I (Cayman Islands), Series 2020- 1A, Class A1, 144A, 3 Month LIBOR + 2.050%	2.357	(c)	07/20/30	4,500	4,503,596
Crown Point CLO 9 Ltd. (Cayman Islands), Series 2020-9A, Class A, 144A, 3 Month LIBOR + 2.050%	2.366	(c)	07/14/32	1,000	1,000,007
Elevation CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%	1.505	(c)	10/15/29	1,250	1,232,362
Series 2015-4A, Class AR, 144A, 3 Month LIBOR + 0.990%	1.262	(c)	04/18/27	354	352,671
Ellington CLO IV Ltd. (Cayman Islands), Series 2019-4A, Class A, 144A, 3 Month LIBOR + 1.840%	2.115	(c)	04/15/29	3,080	3,006,770
Flagship CLO VIII Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 144A, 3 Month LIBOR + 0.850%	1.121	(c)	01/16/26	294	292,310
Flatiron CLO Ltd. (Cayman Islands), Series 2015- 1A, Class AR, 144A, 3 Month LIBOR + 0.890%	1.165	(c)	04/15/27	401	398,103
Greywolf CLO II Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 144A, 3 Month LIBOR + 1.230%	1.505	(c)	10/15/29	10,000	9,941,210
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140%	1.412	(c)	01/20/28	1,500	1,492,105
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020%	1.521	(c)	05/06/30	3,500	3,453,265
JMP Credit Advisors CLO IV Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.280%	1.553	(c)	07/17/29	1,231	1,221,411

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	1.455	%(c)	01/15/31	1,000	$992,340
KVK CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.930%	1.183	(c)	05/20/29	479	472,101
Limerock CLO III LLC (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.200%	1.472	(c)	10/20/26	71	70,257
Madison Park Funding XXX Ltd. (Cayman Islands), Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750%	1.025	(c)	04/15/29	7,325	7,233,430
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 144A, 3 Month LIBOR + 1.240%	1.515	(c)	10/15/28	2,000	1,982,640
Midocean Credit CLO V (Cayman Islands), Series 2016-5A, Class AR, 144A, 3 Month LIBOR + 1.120%	1.392	(c)	07/19/28	9,500	9,434,042
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	1.516	(c)	10/12/30	474	467,214
Mountain View CLO XIV Ltd. (Cayman Islands), Series 2019-1A, Class A1, 144A, 3 Month LIBOR + 1.490%	1.765	(c)	04/15/29	425	421,825
Oaktree CLO Ltd. (Cayman Islands), Series 2015- 1A, Class A1R, 144A, 3 Month LIBOR + 0.870%	1.142	(c)	10/20/27	3,377	3,359,715
Ocean Trails CLO 8 (Cayman Islands), Series 2020- 8A, Class A1, 144A, 3 Month LIBOR + 1.950%	2.225	(c)	07/15/29	5,000	4,999,865
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class AR, 144A, 3 Month LIBOR + 1.150%	1.425	(c)	07/15/28	4,108	4,072,557
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	1.535	(c)	07/15/30	4,400	4,382,550
OZLM VI Ltd. (Cayman Islands), Series 2014-6A, Class A1S, 144A, 3 Month LIBOR + 1.080%	1.353	(c)	04/17/31	4,961	4,881,159
OZLM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	1.318	(c)	04/30/27	273	271,895
OZLM XIII Ltd. (Cayman Islands), Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%	1.348	(c)	07/30/27	334	331,366
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	1.403	(c)	01/17/31	1,250	1,233,679
Series 2015-2A, Class A1R2, 144A, 3 Month LIBOR + 1.100%	1.372	(c)	07/20/30	1,400	1,382,680

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	15

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 144A, 3 Month LIBOR + 1.040%	1.293	%(c)	02/20/30	9,873	$9,724,777
Regatta Funding LP (Cayman Islands), Series 2013- 2A, Class A1R2, 144A, 3 Month LIBOR + 1.250%	1.525	(c)	01/15/29	750	748,049
Saratoga Investment Corp. CLO Ltd. (Cayman Islands), Series 2013-1A, Class AFR2, 144A, 3 Month LIBOR + 1.250%	1.522	(c)	01/20/30	1,000	986,150
SCOF-2 Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 1.180%	1.455	(c)	07/15/28	2,250	2,247,593
Sound Point CLO XI Ltd. (Cayman Islands), Series 2016-1A, Class AR, 144A, 3 Month LIBOR + 1.100%	1.372	(c)	07/20/28	500	496,039
TCW CLO Ltd. (Cayman Islands),
Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.030%	1.300	(c)	07/29/29	5,500	5,423,293
Series 2020-1A, Class A1, 144A, 3 Month LIBOR + 2.300%	3.060	(c)	04/20/28	8,000	8,060,627
TICP CLO I Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 0.800%	1.072	(c)	07/20/27	426	422,046
TICP CLO III-2 Ltd. (Cayman Islands), Series 2018- 3R, Class A, 144A, 3 Month LIBOR + 0.840%	1.112	(c)	04/20/28	2,464	2,445,489
TICP CLO VI Ltd. (Cayman Islands), Series 2016- 6A, Class AR, 144A, 3 Month LIBOR + 1.200%	1.475	(c)	01/15/29	1,400	1,396,563
Trinitas CLO V Ltd. (Cayman Islands), Series 2016- 5A, Class AR, 144A, 3 Month LIBOR + 1.390%	1.635	(c)	10/25/28	2,000	1,989,912
Venture XXI CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	1.155	(c)	07/15/27	992	982,959
Vibrant CLO V Ltd. (Cayman Islands), Series 2016- 5A, Class AR, 144A, 3 Month LIBOR + 1.250%	1.522	(c)	01/20/29	1,250	1,241,876
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR3, 144A, 3 Month LIBOR + 1.280%	1.552	(c)	07/20/29	6,742	6,709,552
Series 2016-2A, Class A1R, 144A, 3 Month LIBOR + 1.140%	1.412	(c)	10/20/28	5,751	5,706,249
West CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 0.920%	1.192	(c)	07/18/26	27	26,936
Series 2014-2A, Class A1AR, 144A, 3 Month LIBOR + 0.870%	1.141	(c)	01/16/27	76	75,902

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Westcott Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class AR, 144A, 3 Month LIBOR + 1.210%	1.482	%(c)	07/20/28	4,100	$4,079,532
Zais CLO 5 Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.530%	1.805	(c)	10/15/28	645	637,955
Zais CLO 7 Ltd. (Cayman Islands), Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	1.565	(c)	04/15/30	246	240,114
Zais CLO 8 Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	1.225	(c)	04/15/29	881	863,335

					195,504,288

TOTAL ASSET-BACKED SECURITIES (cost $201,221,452)					201,132,715

COMMERCIAL MORTGAGE-BACKED SECURITIES 14.8%
BANK,
Series 2017-BNK5, Class A1	1.909		06/15/60	1,300	1,305,656
Series 2017-BNK7, Class A1	1.984		09/15/60	77	76,876
Series 2017-BNK9, Class A1	2.322		11/15/54	689	697,810
Series 2018-BN14, Class A1	3.277		09/15/60	552	569,155
BBCMS Mortgage Trust, Series 2017-C1, Class A1	2.010		02/15/50	212	212,567
Benchmark Mortgage Trust,
Series 2018-B1, Class A1	2.560		01/15/51	701	708,507
Series 2018-B2, Class A2	3.662		02/15/51	975	1,018,802
Series 2018-B3, Class A2	3.848		04/10/51	960	1,019,950
Series 2018-B4, Class A1	3.125		07/15/51	661	677,604
Series 2018-B5, Class A2	4.077		07/15/51	800	859,526
CCUBS Commercial Mortgage Trust, Series 2017- C1, Class A1	2.288	(cc)	11/15/50	4,444	4,487,233
CD Mortgage Trust,
Series 2016-CD1, Class A1	1.443		08/10/49	12	12,413
Series 2017-CD3, Class A1	1.965		02/10/50	57	56,863
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A1	1.501		05/10/58	180	179,687
Series 2016-C7, Class A1	1.971		12/10/54	306	306,035
CGMS Commercial Mortgage Trust, Series 2017- B1, Class A1	2.008		08/15/50	719	722,243
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AAB	3.477		05/10/47	412	430,454
Series 2016-C1, Class A1	1.506		05/10/49	354	353,912
Series 2016-P4, Class A2	2.450		07/10/49	10,000	10,030,570
Series 2016-P5, Class A1	1.410		10/10/49	285	285,437

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	17

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2016-P6, Class A1	1.884%		12/10/49	635	$635,978
Series 2017-C4, Class A1	2.121		10/12/50	411	414,388
Series 2017-P8, Class A1	2.065		09/15/50	574	577,259
COMM Mortgage Trust,
Series 2012-CR4, Class A3	2.853		10/15/45	2,704	2,784,993
Series 2012-CR5, Class A4	2.771		12/10/45	4,750	4,903,803
Series 2013-CR11, Class ASB	3.660		08/10/50	739	767,288
Series 2013-CR7, Class ASB	2.739		03/10/46	488	499,264
Series 2013-CR8, Class A4	3.334		06/10/46	2,582	2,694,752
Series 2013-CR8, Class A5	3.612	(cc)	06/10/46	5,081	5,409,882
Series 2014-CR17, Class ASB	3.598		05/10/47	563	587,247
Series 2015-CR22, Class A3	3.207		03/10/48	2,000	2,045,775
Series 2015-CR24, Class ASB	3.445		08/10/48	3,639	3,835,510
Series 2015-CR27, Class A2	2.223		10/10/48	140	139,788
Series 2015-DC1, Class A2	2.870		02/10/48	194	194,998
Series 2015-LC23, Class A2	3.221		10/10/48	811	812,245
Series 2016-DC2, Class A1	1.820		02/10/49	108	108,281
Series 2017-COR2, Class A1	2.111		09/10/50	154	154,815
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A2	3.033		08/15/48	5,940	5,936,283
Series 2016-C6, Class A3	2.956		01/15/49	1,558	1,559,825
Series 2017-C8, Class A1	1.930		06/15/50	1,171	1,176,691
DBJPM Mortgage Trust,
Series 2016-C3, Class A1	1.502		08/10/49	1,903	1,905,271
Series 2016-C3, Class A2	1.886		08/10/49	1,085	1,090,266
FNMA-Aces, Series 2017-M1, Class A1	2.497	(cc)	10/25/26	900	922,830
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3	3.526		08/10/46	7	7,343
Series 2014-GC22, Class AAB	3.467		06/10/47	723	752,174
Series 2015-GC34, Class A2	2.075		10/10/48	391	392,503
Series 2016-GS3, Class A1	1.429		10/10/49	438	438,123
Series 2016-GS3, Class A2	2.484		10/10/49	4,552	4,567,038
Series 2016-GS4, Class A1	1.731		11/10/49	425	425,033
Series 2017-GS5, Class A1	2.045		03/10/50	1,579	1,580,682
Series 2017-GS7, Class A1	1.950		08/10/50	1,367	1,371,511
Series 2018-GS9, Class A1	2.861		03/10/51	1,801	1,832,391
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB	3.144		05/15/45	1,154	1,175,863
Series 2012-C8, Class A3	2.829		10/15/45	3,024	3,114,336
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4	3.363		07/15/45	2,904	3,051,222
Series 2013-C12, Class ASB	3.157		07/15/45	657	667,348
Series 2014-C18, Class A4A2	3.794		02/15/47	5,582	5,931,192

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A1	1.969%		09/15/50	464	$467,020
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1	2.081		10/15/50	123	124,091
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4	2.858		11/15/45	1,540	1,581,239
Series 2013-C12, Class ASB	3.824		10/15/46	2,020	2,095,929
Series 2013-C9, Class AAB	2.657		05/15/46	722	736,442
Series 2014-C14, Class A3	3.669		02/15/47	81	81,343
Series 2016-C31, Class A1	1.511		11/15/49	317	317,838
Series 2017-C34, Class A1	2.109		11/15/52	560	563,936
Morgan Stanley Capital I Trust,
Series 2016-BNK2, Class A1	1.424		11/15/49	56	56,459
Series 2016-UB11, Class A1	1.445		08/15/49	161	160,872
Series 2016-UB12, Class A2	2.932		12/15/49	4,500	4,555,078
Series 2018-H3, Class A2	3.997		07/15/51	1,000	1,069,340
UBS Commercial Mortgage Trust,
Series 2012-C1, Class A3	3.400		05/10/45	1,356	1,395,685
Series 2017-C4, Class A1	2.129		10/15/50	120	120,914
Series 2017-C5, Class A1	2.139		11/15/50	586	591,294
Series 2017-C6, Class A1	2.344		12/15/50	5,230	5,287,765
Series 2018-C11, Class A1	3.211		06/15/51	53	53,979
Series 2018-C8, Class A1	2.659		02/15/51	1,959	1,987,427
Series 2018-C8, Class A2	3.713		02/15/51	1,050	1,096,892
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4	3.091		08/10/49	9,828	10,168,486
Series 2012-C4, Class A5	2.850		12/10/45	10,000	10,354,627
Series 2013-C5, Class A4	3.185		03/10/46	8,311	8,634,409
Series 2013-C6, Class A4	3.244		04/10/46	6,654	6,956,733
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class A2	3.020		07/15/58	210	213,173
Series 2015-P2, Class A2B	4.894	(cc)	12/15/48	3,293	3,318,731
Series 2016-BNK1, Class A1	1.321		08/15/49	56	56,287
Series 2016-C35, Class A1	1.392		07/15/48	154	153,534
Series 2016-C37, Class A1	1.944		12/15/49	493	493,647
Series 2016-NXS6, Class A1	1.417		11/15/49	1,919	1,920,407
Series 2017-C42, Class A1	2.338		12/15/50	1,093	1,102,126

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $153,733,168)					154,191,194

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	19

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 50.1%

Advertising 0.8%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%		10/01/21	8,496	$8,789,506

Aerospace & Defense 0.2%
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.350		09/15/21	1,556	1,605,222
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.080		10/15/20	768	769,634

					2,374,856

Agriculture 0.8%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500		06/15/22	5,000	5,245,954
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125		05/01/23	3,000	3,051,825

					8,297,779

Airlines 0.8%
Southwest Airlines Co., Sr. Unsec’d. Notes	4.750		05/04/23	7,500	7,996,432

Apparel 0.8%
VF Corp., Sr. Unsec’d. Notes	2.050		04/23/22	8,000	8,203,213

Auto Manufacturers 2.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%	0.600	(c)	12/10/21	750	749,403
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.470%	0.747	(c)	01/08/21	1,200	1,201,578
BMW US Capital LLC,
Gtd. Notes, 144A	1.850		09/15/21	1,668	1,686,377
Gtd. Notes, 144A	3.800		04/06/23	4,000	4,322,162
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.676	(c)	04/12/21	893	893,887
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%	0.754	(c)	08/13/21	1,465	1,466,983
Daimler Finance North America LLC,
Gtd. Notes, 144A	3.000		02/22/21	1,500	1,516,591
Gtd. Notes, 144A, 3 Month LIBOR + 0.450%	0.706	(c)	02/22/21	4,690	4,690,324
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, 3 Month LIBOR + 0.940%	1.181	(c)	03/02/21	2,855	2,855,607
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN, SOFR + 0.400%	0.470	(c)	10/23/20	2,400	2,400,697

					21,783,609

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 11.7%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.570%	0.821	%(c)	08/27/21	500	$502,399
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.320%	0.563	(c)	11/09/20	450	450,233
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A	3.875		02/08/22	4,045	4,209,255
Sr. Unsec’d. Notes, 144A	4.125		10/07/20	2,232	2,238,641
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes	4.800		10/18/20	300	301,420
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000		05/13/21	1,225	1,265,096
Bank of Montreal (Canada), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.460%	0.726	(c)	04/13/21	275	275,725
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes	1.625		05/01/23	6,000	6,175,448
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	1.700		05/12/22	5,000	5,089,794
Canadian Imperial Bank of Commerce (Canada), Sr. Unsec’d. Notes, SOFR + 0.800%	0.889	(c)	03/17/23	6,000	6,038,258
Citibank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.530%	3.165	(c)	02/19/22	3,000	3,038,035
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.700%	1.010	(c)	03/10/22	5,000	5,036,950
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes	3.125		04/26/21	2,000	2,037,362
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, SOFR + 0.450%	0.525	(c)	02/04/22	5,000	5,007,062
DIB Sukuk Ltd. (Cayman Islands), Sr. Unsec’d. Notes	3.664		02/14/22	2,400	2,469,688
Fifth Third Bank NA, Sr. Unsec’d. Notes, BKNT	1.800		01/30/23	5,000	5,152,238
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	5.750		01/24/22	3,000	3,219,986
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%	1.313	(c)	03/15/21	925	929,185
Huntington National Bank (The), Sr. Unsec’d. Notes	1.800		02/03/23	6,000	6,173,894
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec’d. Notes, BKNT	2.905		11/13/20	550	552,066
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	6.500		02/24/21	8,000	8,189,366
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	1.106	(c)	06/21/21	1,400	1,406,575
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.623		07/18/22	1,000	1,038,346

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	21

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, Sr. Unsec’d. Notes	2.750%		05/19/22	3,000	$3,115,462
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes	2.500		01/12/21	1,600	1,612,939
National Securities Clearing Corp., Sr. Unsec’d. Notes, 144A	1.200		04/23/23	3,000	3,059,372
PNC Bank NA,
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.250%	0.508	(c)	01/22/21	500	500,372
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.325%	0.581	(c)	02/24/23	3,000	3,004,828
QIB Sukuk Ltd. (Cayman Islands), Sr. Unsec’d. Notes	2.754		10/27/20	2,000	2,002,534
RHB Bank Bhd (Malaysia), Sr. Unsec’d. Notes, EMTN	2.503		10/06/21	1,300	1,320,062
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.730%	0.979	(c)	02/01/22	5,050	5,094,793
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%	0.940	(c)	11/15/21	1,000	1,006,109
Skysea International Capital Management Ltd. (British Virgin Islands), Gtd. Notes, EMTN	4.875		12/07/21	4,300	4,506,984
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN, SOFR + 0.480%	0.558	(c)	01/27/23	7,138	7,155,800
Truist Bank,
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.590%	0.870	(c)	05/17/22	3,000	3,015,106
Sr. Unsec’d. Notes, BKNT, SOFR + 0.730%	0.821	(c)	03/09/23	2,000	2,010,099
UBS AG (Switzerland), Sr. Unsec’d. Notes, 144A	1.750		04/21/22	7,500	7,652,694
UBS Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	2.950		09/24/20	2,000	2,003,309
US Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.440%	0.696	(c)	05/23/22	3,700	3,716,523

					121,574,008

Chemicals 1.1%
CNAC HK Finbridge Co. Ltd. (Hong Kong), Gtd. Notes	4.125		03/14/21	3,750	3,803,585
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	3.766		11/15/20	2,630	2,647,628
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.710%	0.990	(c)	11/15/20	2,000	2,002,120
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	1.900		05/13/23	3,000	3,102,457

					11,555,790

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Coal 0.3%
Korea Resources Corp. (South Korea), Sr. Unsec’d. Notes	3.000%		04/24/22	3,200	$3,300,373

Commercial Services 0.9%
PayPal Holdings, Inc., Sr. Unsec’d. Notes	1.350		06/01/23	5,000	5,119,826
Verisk Analytics, Inc., Sr. Unsec’d. Notes	5.800		05/01/21	4,000	4,134,471

					9,254,297

Computers 1.9%
Apple, Inc.,
Sr. Unsec’d. Notes	1.700		09/11/22	5,000	5,139,940
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	0.743	(c)	02/09/22	2,163	2,177,300
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.680%	0.998	(c)	03/12/21	5,000	5,007,736
IBM Credit LLC,
Sr. Unsec’d. Notes	2.650		02/05/21	2,000	2,019,342
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.470%	0.726	(c)	11/30/20	1,000	1,001,082
International Business Machines Corp.,Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%	0.654	(c)	05/13/21	5,000	5,013,298

					20,358,698

Diversified Financial Services 1.5%
AIG Global Funding, Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.650%	0.908	(c)	01/22/21	4,000	4,008,383
American Express Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.525%	0.805	(c)	05/17/21	2,000	2,005,843
BOC Aviation Ltd. (Singapore), Sr. Unsec’d. Notes, 144A	2.375		09/15/21	5,000	5,037,276
Capital One Bank USA NA, Subordinated	3.375		02/15/23	4,000	4,234,941
Charles Schwab Corp. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.320%	0.567	(c)	05/21/21	350	350,636

					15,637,079

Electric 3.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	5.875		12/13/21	2,000	2,130,128
Sr. Unsec’d. Notes	3.625		06/22/21	2,500	2,555,917
American Electric Power Co., Inc., Sr. Unsec’d. Notes	3.650		12/01/21	4,000	4,161,143

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	23

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	3.600%		11/01/21	750	$776,998
CMS Energy Corp., Sr. Unsec’d. Notes	5.050		03/15/22	4,250	4,484,076
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000		05/15/21	6,500	6,565,168
DTE Energy Co., Sr. Unsec’d. Notes	2.250		11/01/22	8,000	8,282,446
Duke Energy Corp., Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.500%	0.765	(c)	05/14/21	250	250,683
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.900		04/01/22	2,500	2,596,822
Gtd. Notes, 3 Month LIBOR + 0.480%	0.729	(c)	05/04/21	3,925	3,933,958
Saudi Electricity Global Sukuk Co. (Cayman Islands), Sr. Unsec’d. Notes	4.211		04/03/22	1,800	1,887,892
WEC Energy Group, Inc., Sr. Unsec’d. Notes	3.100		03/08/22	2,500	2,602,094

					40,227,325

Food 3.0%
General Mills, Inc.,
Sr. Unsec’d. Notes	3.200		04/16/21	3,080	3,134,884
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	0.811	(c)	04/16/21	3,400	3,407,921
McCormick & Co., Inc., Sr. Unsec’d. Notes	2.700		08/15/22	7,685	7,998,335
Mondelez International, Inc., Sr. Unsec’d. Notes	0.625		07/01/22	8,000	8,035,376
Nestle Holdings, Inc., Gtd. Notes, 144A	3.100		09/24/21	3,500	3,594,814
Tyson Foods, Inc., Sr. Unsec’d. Notes	2.250		08/23/21	4,775	4,856,056

					31,027,386

Hand/Machine Tools 0.4%
Stanley Black & Decker, Inc., Gtd. Notes	3.400		12/01/21	4,000	4,115,801

Healthcare-Products 0.5%
Medtronic, Inc., Gtd. Notes	3.150		03/15/22	707	737,344
Stryker Corp., Sr. Unsec’d. Notes	2.625		03/15/21	4,000	4,040,826

					4,778,170

Holding Companies-Diversified 0.2%
Swire Pacific MTN Financing Ltd. (Cayman Islands), Gtd. Notes, EMTN	4.500		02/28/22	2,000	2,086,966

Insurance 3.2%
AIA Group Ltd. (Hong Kong), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%	0.826	(c)	09/20/21	600	598,713
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750		03/15/23	4,853	5,127,239
Chubb INA Holdings, Inc., Gtd. Notes	2.300		11/03/20	4,000	4,006,899

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Jackson National Life Global Funding, Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.480%	0.795	% (c)	06/11/21	7,000	$7,019,420
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.500		12/29/20	8,500	8,586,227
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	3.375		01/11/22	1,250	1,300,994
Sec’d. Notes, 144A	3.450		10/09/21	750	776,178
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.230%	0.507	(c)	01/08/21	2,500	2,501,917
New York Life Global Funding,
Sec’d. Notes, 144A, 3 Month LIBOR + 0.320%	0.569	(c)	08/06/21	500	501,195
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.440%	0.706	(c)	07/12/22	3,000	3,015,589

					33,434,371

Lodging 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	0.846	(c)	12/01/20	800	797,654

Machinery-Constructions & Mining 0.0%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%	0.668	(c)	12/07/20	600	600,226

Machinery-Diversified 1.2%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.260%	0.570	(c)	09/10/21	400	400,678
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.490%	0.803	(c)	06/13/22	5,000	5,028,486
Otis Worldwide Corp., Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%	0.754	(c)	04/05/23	6,700	6,700,272

					12,129,436

Media 0.4%
Comcast Corp., Gtd. Notes, 3 Month LIBOR + 0.330%	0.626	(c)	10/01/20	750	750,251
Walt Disney Co. (The), Gtd. Notes, 3 Month LIBOR + 0.390%	0.636	(c)	09/01/22	3,000	3,001,881

					3,752,132

Miscellaneous Manufacturer 0.3%
Textron, Inc., Sr. Unsec’d. Notes	3.650		03/01/21	3,000	3,037,574

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	25

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 3.3%
CNOOC Finance 2012 Ltd. (British Virgin Islands), Gtd. Notes, 144A	3.875%		05/02/22	2,000	$2,093,781
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	1.571		04/15/23	4,000	4,122,641
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.330%	0.610	(c)	08/16/22	4,000	4,017,288
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	2.125		04/14/21	3,000	3,025,906
Phillips 66, Gtd. Notes	3.700		04/06/23	4,800	5,165,977
Reliance Industries Ltd. (India), Sr. Unsec’d. Notes	4.500		10/19/20	1,300	1,305,429
Saudi Arabian Oil Co. (Saudi Arabia), Sr. Unsec’d. Notes, 144A	2.750		04/16/22	1,980	2,034,465
Total Capital International SA (France), Gtd. Notes	2.218		07/12/21	4,400	4,466,773
Valero Energy Corp., Sr. Unsec’d. Notes	2.700		04/15/23	8,000	8,360,864

					34,593,124

Pharmaceuticals 2.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.375		11/14/21	3,730	3,858,947
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.650%	0.897	(c)	11/21/22	3,000	3,014,522
Bayer US Finance II LLC, Gtd. Notes, 144A	3.500		06/25/21	1,800	1,838,567
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%	0.660	(c)	05/16/22	2,000	2,006,041
Cigna Corp., Gtd. Notes	3.900		02/15/22	4,020	4,222,292
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes, 3 Month LIBOR + 0.350%	0.615	(c)	05/14/21	3,295	3,300,229
McKesson Corp., Sr. Unsec’d. Notes	3.650		11/30/20	4,738	4,777,491
Zoetis, Inc., Sr. Unsec’d. Notes	3.450		11/13/20	2,235	2,245,178

					25,263,267

Pipelines 2.5%
Enterprise Products Operating LLC,
Gtd. Notes	2.800		02/15/21	8,753	8,842,617
Gtd. Notes	3.500		02/01/22	750	781,129
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500		03/01/21	5,000	5,049,257
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000		02/15/21	4,000	4,063,411
MPLX LP, Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%	1.213	(c)	09/09/21	7,000	6,990,134

					25,726,548

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 0.8%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.125%		03/20/22	6,775	$6,924,686
Sinochem Overseas Capital Co. Ltd. (British Virgin Islands), Gtd. Notes, 144A	4.500		11/12/20	1,610	1,620,408

					8,545,094

Real Estate Investment Trusts (REITs) 1.4%
ERP Operating LP, Sr. Unsec’d. Notes	4.625		12/15/21	7,605	7,928,633
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400		11/01/22	5,935	6,270,603

					14,199,236

Retail 1.3%
AutoZone, Inc., Sr. Unsec’d. Notes	3.700		04/15/22	3,000	3,132,330
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	2.625		06/01/22	3,250	3,376,626
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.310%	0.556	(c)	03/01/22	1,500	1,502,862
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	2.625		01/15/22	2,193	2,260,436
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%	0.677	(c)	10/28/21	1,900	1,903,965
Starbucks Corp., Sr. Unsec’d. Notes	1.300		05/07/22	1,000	1,015,736
Walmart, Inc., Sr. Unsec’d. Notes	3.125		06/23/21	500	511,607

					13,703,562

Semiconductors 0.5%
Intel Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.350%	0.603	(c)	05/11/22	5,000	5,020,210

Software 0.1%
Infor, Inc., Sr. Unsec’d. Notes, 144A	1.450		07/15/23	1,200	1,221,508

Telecommunications 0.4%
Rogers Communications, Inc. (Canada), Gtd. Notes, 3 Month LIBOR + 0.600%	0.906	(c)	03/22/22	4,200	4,224,625

Transportation 1.2%
FedEx Corp., Gtd. Notes	3.400		01/14/22	3,000	3,117,668
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.875		06/01/22	3,000	3,114,932
United Parcel Service, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.150%	0.446	(c)	04/01/21	2,500	2,501,178
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%	0.660	(c)	05/16/22	4,000	4,017,345

					12,751,123

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	27

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%
Aviation Capital Group LLC, Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.950%	1.196	% (c)	06/01/21	1,000	$970,065

TOTAL CORPORATE BONDS (cost $512,333,638)					521,331,043

Banks 0.5%
Bank of Nova Scotia (Canada), 3 Month LIBOR + 0.280%	0.586	(c)	09/21/20	500	500,087
Credit Agricole Corporate & Investment Bank (France), 3 Month LIBOR + 0.480%	0.779	(c)	09/17/21	920	921,719
Sumitomo Mitsui Banking Corp. (Japan), 3 Month LIBOR + 0.350%	0.616	(c)	07/12/21	1,000	1,001,724
3 Month LIBOR + 0.355%	0.635	(c)	05/13/21	3,000	3,005,325

TOTAL CERTIFICATES OF DEPOSIT (cost $5,417,676)					5,428,855

SOVEREIGN BONDS 0.7%
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	4.875		05/05/21	1,750	1,798,143
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes	6.125		03/09/21	2,300	2,365,286
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	2.375		06/02/21	2,500	2,528,977

TOTAL SOVEREIGN BONDS (cost $6,614,135)					6,692,406

TOTAL LONG-TERM INVESTMENTS (cost $879,320,069)					888,776,213

				Shares

SHORT-TERM INVESTMENTS 13.9%

AFFILIATED MUTUAL FUND 8.8%
PGIM Core Ultra Short Bond Fund (cost $91,427,244)(w)				91,427,244	91,427,244

				Principal Amount (000)#

TIME DEPOSIT 0.0%
Brown Brothers Harriman & Co. (Cayman Islands) (cost $6,771)	0.010		09/01/20	7	6,771

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER 5.0%
Boeing Co. 144A	2.205	%(s)	11/18/20	10,000	$9,974,259
Glencore Funding LLC 144A	0.480	(s)	09/28/20	8,000	7,997,393
HSBC Bank PLC (United Kingdom) 144A	0.756	(c)	11/02/20	2,000	2,000,677
Marriott International, Inc. 144A	1.847	(s)	09/04/20	5,000	4,999,634
Nissan Motor Acceptance Corp. 144A	1.963	(s)	12/15/20	4,000	3,975,985
Nissan Motor Acceptance Corp. 144A	1.942	(s)	12/11/20	4,000	3,977,424
Nissan Motor Acceptance Corp. 144A	1.973	(s)	12/14/20	1,500	1,491,128
Pepsico Inc.	2.281	(s)	10/30/20	1,600	1,599,707
VW Credit, Inc. 144A	1.988	(s)	01/29/21	7,000	6,989,371
Walgreens Boots Alliance, Inc. 144A	2.097	(s)	09/15/20	4,500	4,499,662
Walgreens Boots Alliance, Inc. 144A	2.096	(s)	09/10/20	4,500	4,499,791

TOTAL COMMERCIAL PAPER (cost $51,928,256)					52,005,031

CORPORATE NOTE 0.1%

Pharmaceuticals 0.1%
Bristol-Myers Squibb Co., 3 Month LIBOR + 0.200% (cost $1,000,000)	0.480	(c)	11/16/20	1,000	1,000,270

TOTAL SHORT-TERM INVESTMENTS (cost $144,362,271)					144,439,316

TOTAL INVESTMENTS 99.4% (cost $1,023,682,340)					1,033,215,529
Other assets in excess of liabilities 0.6%					6,672,641

NET ASSETS 100.0%					$1,039,888,170

The following abbreviations are used in the annual report:

(A)—Annual payment frequency for swaps
(Q)—Quarterly payment frequency for swaps
(S)—Semiannual payment frequency for swaps
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
BKNT—Bank Note
CLO—Collateralized Loan Obligation
EMTN—Euro Medium Term Note
FEDL01—1 Day Overnight FED Funds Effective Rate
GMTN—Global Medium Term Note
LIBOR—London Interbank Offered Rate
MTN—Medium Term Note
SOFR—Secured Overnight Financing Rate Data
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2020.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	29

Schedule of Investments (continued)

as of August 31, 2020

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Futures contracts outstanding at August 31, 2020:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
61	2 Year U.S. Treasury Notes	Dec. 2020	$13,477,664	$(4,913)

Interest rate swap agreements outstanding at August 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2020	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
28,850	11/02/20	2.806%(S)	3 Month LIBOR(1)(Q)	$(32,602)	$(385,763)	$(353,161)
37,080	05/09/21	2.855%(S)	3 Month LIBOR(1)(Q)	(238,882)	(985,657)	(746,775)
44,290	03/11/21	2.850%(S)	3 Month LIBOR(1)(Q)	(205,059)	(1,168,195)	(963,136)
20,295	07/27/21	2.929%(S)	3 Month LIBOR(1)(Q)	(170,323)	(544,144)	(373,821)
14,930	10/04/21	3.046%(S)	3 Month LIBOR(1)(Q)	(140,401)	(632,709)	(492,308)
29,445	12/21/20	3.008%(S)	3 Month LIBOR(1)(Q)	(76,464)	(399,922)	(323,458)
26,525	01/11/22	2.672%(S)	3 Month LIBOR(1)(Q)	(260,935)	(965,743)	(704,808)
24,945	04/01/22	2.265%(S)	3 Month LIBOR(1)(Q)	(185,855)	(1,028,618)	(842,763)
11,000	04/12/22	2.357%(S)	3 Month LIBOR(1)(Q)	(128,394)	(472,570)	(344,176)
26,765	10/02/21	1.898%(S)	3 Month LIBOR(1)(Q)	(57,371)	(682,705)	(625,334)
3,250	06/15/22	1.873%(S)	3 Month LIBOR(1)(Q)	18,951	(106,741)	(125,692)
9,235	11/10/20	1.943%(S)	3 Month LIBOR(1)(Q)	(2,126)	(83,528)	(81,402)
22,000	08/22/22	1.421%(S)	3 Month LIBOR(1)(Q)	(19,613)	(527,547)	(507,934)
19,000	09/03/22	1.919%(S)	3 Month LIBOR(1)(Q)	(150,870)	(814,464)	(663,594)
25,000	01/30/23	1.467%(S)	3 Month LIBOR(1)(Q)	(20,070)	(778,169)	(758,099)
9,900	02/12/22	1.420%(S)	3 Month LIBOR(1)(Q)	2,077	(177,695)	(179,772)
7,500	05/11/22	2.300%(S)	FEDL01(1)(A)	(210,321)	(343,484)	(133,163)
2,000	12/10/22	0.362%(S)	FEDL01(1)(A)	28	(17,779)	(17,807)
8,000	07/02/22	(0.001)%(S)	FEDL01(1)(A)	154	6,537	6,383
5,000	04/13/23	(0.013)%(S)	FEDL01(1)(A)	153	6,310	6,157
7,000	01/14/23	(0.006)%(S)	FEDL01(1)(A)	156	6,591	6,435
3,810	05/11/23	2.250%(S)	FEDL01(1)(A)	(252,149)	(233,646)	18,503

				$(2,129,916)	$(10,329,641)	$(8,199,725)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,659,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobile	$—	$5,628,427	$—
Collateralized Loan Obligations	—	195,504,288	—
Commercial Mortgage-Backed Securities	—	154,191,194	—
Corporate Bonds	—	521,331,043	—
Certificates of Deposit	—	5,428,855	—
Sovereign Bonds	—	6,692,406	—
Affiliated Mutual Fund	91,427,244	—	—
Time Deposit	—	6,771	—
Commercial Paper	—	52,005,031	—
Corporate Note	—	1,000,270	—

Total	$91,427,244	$941,788,285	$—

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	31

Schedule of Investments (continued)

as of August 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Centrally Cleared Interest Rate Swap Agreements	$—	$37,478	$—

Total	$—	$37,478	$—

Liabilities
Futures Contracts	$(4,913)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(8,237,203)	—

Total	$(4,913)	$(8,237,203)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Collateralized Loan Obligations	18.8%
Commercial Mortgage-Backed Securities	14.8
Banks	12.2
Affiliated Mutual Fund	8.8
Commercial Paper	5.0
Electric	3.9
Oil & Gas	3.3
Insurance	3.2
Food	3.0
Pharmaceuticals	2.5
Pipelines	2.5
Auto Manufacturers	2.1
Computers	1.9
Diversified Financial Services	1.5
Real Estate Investment Trusts (REITs)	1.4
Retail	1.3
Transportation	1.2
Machinery-Diversified	1.2
Chemicals	1.1
Commercial Services	0.9
Advertising	0.8
Real Estate	0.8
Agriculture	0.8
Apparel	0.8%
Airlines	0.8
Sovereign	0.7
Automobile ABS	0.6
Semiconductors	0.5
Healthcare-Products	0.5
Telecommunications	0.4
Hand/Machine Tools	0.4
Media	0.4
Coal	0.3
Miscellaneous Manufacturer	0.3
Aerospace & Defense	0.2
Holding Companies-Diversified	0.2
Software	0.1
Trucking & Leasing	0.1
Lodging	0.1
Machinery-Constructions & Mining	0.0 *
Time Deposit	0.0 *

99.4
Other assets in excess of liabilities	0.6

100.0%

*	Less than +/- 0.05%.

See Notes to Financial Statements.

32

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures*	$—	Due from/to broker—variation margin futures*	$(4,913)
Interest rate contracts	Due from/to broker—variation margin swaps*	37,478	Due from/to broker—variation margin swaps*	(8,237,203)

		$37,478		$(8,242,116)

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(258,839)	$(489,960)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(4,913)	$(5,417,056)

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	33

Schedule of Investments (continued)

as of August 31, 2020

For the period ended August 31, 2020 the Fund’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Interest Rate Swap Agreements(1)
$—	$9,499,427	$362,757,000

(1)	Notional Amount in USD.

See Notes to Financial Statements.

34

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $932,255,096)	$941,788,285
Affiliated investments (cost $91,427,244)	91,427,244
Cash	4
Interest and dividends receivable	4,124,716
Deposit with broker for centrally cleared/exchange-traded derivatives	2,659,000
Due from broker—variation margin swaps	11,020
Receivable for investments sold	6,071
Other assets	411

Total Assets	1,040,016,751

Liabilities
Management fee payable	128,581

Total Liabilities	128,581

Net Assets	$1,039,888,170

Net assets were comprised of:
Common stock, at par	$20,825
Paid-in capital in excess of par	1,046,228,908
Total distributable earnings (loss)	(6,361,563)

Net assets, August 31, 2020	$1,039,888,170

Net asset value, offering price and redemption price per share, ($1,039,888,170 / 20,825,000 shares of common stock issued and outstanding)	$49.93

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	35

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$19,705,256
Affiliated dividend income	337,836
Income from securities lending, net (including affiliated income of $1,877)	1,877

Total income	20,044,969

Expenses
Management fee	1,324,911

Total expenses	1,324,911

Net investment income (loss)	18,720,058

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $410)	(7,564,209)
Futures transactions	(258,839)
Swap agreement transactions	(489,960)

(8,313,008)

Net change in unrealized appreciation (depreciation) on:
Investments	7,365,699
Futures	(4,913)
Swap agreements	(5,417,056)

1,943,730

Net gain (loss) on investment transactions	(6,369,278)

Net Increase (Decrease) In Net Assets Resulting From Operations	$12,350,780

See Notes to Financial Statements.

36

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,720,058	$6,839,166
Net realized gain (loss) on investments	(8,313,008)	985,575
Net change in unrealized appreciation (depreciation) on investments	1,943,730	(584,275)

Net increase (decrease) in net assets resulting from operations	12,350,780	7,240,466

Dividends and Distributions
Distributions from distributable earnings	(19,849,756)	(6,192,897)

Fund share transactions
Net proceeds from shares sold	901,617,907	549,371,823
Cost of shares reacquired	(417,220,526)	(40,056,360)

Net increase (decrease) in net assets from Fund share transactions	484,397,381	509,315,463

Total increase (decrease)	476,898,405	510,363,032

Net Assets:
Beginning of period	562,989,765	52,626,733

End of period	$1,039,888,170	$562,989,765

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	37

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to PGIM Ultra Short Bond ETF (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation, consistent with preservation of capital.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

38

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby

PGIM Ultra Short Bond ETF	39

Notes to Financial Statements (continued)

the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued

40

pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at year end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

PGIM Ultra Short Bond ETF	41

Notes to Financial Statements (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain

42

(loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

Pursuant to a management agreement with the Trust on behalf of the Fund (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board

PGIM Ultra Short Bond ETF	43

Notes to Financial Statements (continued)

with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

The Board has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Manager is responsible for paying all operating expenses of the fund, except for certain expenses including but not limited to interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any) and acquired fund fees and expenses. For more information on the unitary management fee structure please refer to the Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. The Manager has contractually agreed, beginning from the inception of the Fund, to waive any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund due to the Fund’s investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the PGIM Institutional Money Market Fund.

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc. and PGIM Limited, the Fund’s investment subadvisers (collectively, the “subadviser”). PGIM, Inc. provides subadvisory services to the Fund through PGIM Fixed Income, a business unit of PGIM, Inc. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian

44

Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. As administered by BBH, available securities from the Fund’s portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Fund. BBH is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and

PGIM Ultra Short Bond ETF	45

Notes to Financial Statements (continued)

unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2020, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $890,011,866 and $320,650,981 respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2020, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$9,860,408	$926,545,836	$844,979,000	$—	$—	$91,427,244	91,427,244	$337,836
PGIM Institutional Money Market Fund*
—	4,756,993	4,757,403	—	410	—	—	1,877	**

$9,860,408	$931,302,829	$849,736,403	$—	$410	$91,427,244	91,427,244	$339,713

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

46

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2020, the tax character of dividends paid by the Fund was $19,849,756 of ordinary income. For the year ended August 31, 2019, the tax character of dividends paid by the Fund was $6,192,897 of ordinary income

As of August 31, 2020, the accumulated undistributed earnings on a tax basis was of $1,776,668 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,025,131,066	$14,671,738	$(14,791,913)	$(120,175)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2020 of $8,018,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7. Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to

PGIM Ultra Short Bond ETF	47

Notes to Financial Statements (continued)

investors who have entered into an agreement with the Distributor and are authorized to transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit consists of 25,000 shares of the Fund. The Fund generally issues and redeems Creation Units in return for a specified amount of cash and/ or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Authorized Participants transacting in Creation Units including non-standard orders and whole or partial cash purchases or redemptions may also pay variable transaction fees to compensate the Fund for certain transaction costs (e.g. brokerage costs) relating to investing in portfolio securities. Such variable transaction fees, if any, are currently being waived by the Fund. In addition, fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH. For the year ended August 31, 2020, these fixed transaction fees are being paid by PGIM Investments. For the reporting period ended August 31, 2020, PGIM Investments paid $66,150 of fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Ultra Short Bond Fund ETF	2,497,880	12.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund is as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM Ultra Short Bond Fund ETF	1	12.0%	4	59.0%

Transactions in shares of beneficial interest were as follows:

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	18,025,000	$901,617,907
Shares reacquired	(8,425,000)	(417,220,526)

Net increase (decrease) in shares outstanding	9,600,000	$484,397,381

48

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	10,975,000	$549,371,823
Shares reacquired	(800,000)	(40,056,360)

Net increase (decrease) in shares outstanding	10,175,000	$509,315,463

8. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$1,222,500,000*	$900,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended August 31, 2020. The average daily balance for the 10 days that the Fund had loans outstanding during the

PGIM Ultra Short Bond ETF	49

Notes to Financial Statements (continued)

period was approximately $8,716,800, borrowed at a weighted average interest rate of 2.16%. The maximum loan outstanding amount during the period was $14,214,000. At August 31, 2020, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk”, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

ETF Shares Trading Risk: Fund shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of

50

ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk”. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

PGIM Ultra Short Bond ETF	51

Notes to Financial Statements (continued)

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

52

Financial Highlights

	Year Ended August 31, 2020	Year Ended August 31, 2019	April 5, 2018(e) through August 31, 2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.15	$50.12	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.06	1.40	0.53
Net realized and unrealized gain (loss) on investments	(0.08)	(0.02)	0.01
Total from investment operations	0.98	1.38	0.54
Less Dividends and Distributions:
Dividends from net investment income	(1.20)	(1.35)	(0.42)
Net asset value, end of period	$49.93	$50.15	$50.12
Total Return(b):	1.99%	2.80%	1.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,039,888	$562,990	$52,627
Average net assets (000)	$883,274	$246,678	$33,209
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	(d)
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	(d)
Net investment income (loss)	2.12%	2.77%	2.58%	(d)
Portfolio turnover rate(f)	47%	7%	145%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	53

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Ultra Short Bond ETF and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Ultra Short Bond ETF, a series of PGIM ETF Trust, (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each year and period indicated herein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each year and period indicated herein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

54

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Ultra Short Bond ETF	55

Federal Income Tax Information (unaudited)

For the year ended August 31, 2020, the Fund reports the maximum amount allowable but not less than 58.23% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2020.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Ultra Short Bond ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since December 2017

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Ultra Short Bond ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since December 2017

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since December 2017

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2017

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Ultra Short Bond ETF

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since December 2017

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since December 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Ultra Short Bond ETF1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Ultra Short Bond ETF is a series of PGIM ETF Trust.

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and

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responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management agreement and the subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments for the year ended December 31, 2019. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (continued)

environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2019. The Board considered that the Fund commenced operations on April 5, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed both of its benchmark indices over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadvisers should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Ultra Short Bond ETF

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Ultra Short Bond ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ULTRA SHORT BOND ETF

TICKER SYMBOL	PULS

ETF1000E

PGIM ACTIVE HIGH YIELD BOND ETF (NYSE Arca: PHYL)

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Active High Yield Bond ETF informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Active High Yield Bond ETF

October 15, 2020

PGIM Active High Yield Bond ETF	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	5.24	6.93 (9/24/18)
Market Price*	5.51	7.24 (9/24/18)
Bloomberg Barclays US High Yield Very Liquid Index	4.13	5.61

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Barclays US High Yield Very Liquid Index by portraying the initial account values at the commencement of operations (September 24, 2018) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial investment on September 24, 2018, while the benchmark and the Index assume that the initial investment occurred on September 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg Barclays US High Yield Very Liquid Index (VLI)—The Bloomberg Barclays US High Yield Very Liquid Index is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed rate corporate bond market. The Index uses the same eligibility criteria as the US Corporate High Yield Index, but includes only the three largest bonds from each issuer that have a minimum amount outstanding of USD500mn and less than five years from issue date. The Index also limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Active High Yield Bond ETF	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/20 (%)
AAA	2.8
BBB	3.5
BB	40.7
B	33.9
CCC	15.0
C	0.2
Not Rated	1.6
Cash/Cash Equivalents	2.3
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change.

Distributions and Yields as of 8/31/20
Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
2.97	5.28	5.28

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Active High Yield Bond ETF (the Fund) returned 5.24% based on net asset value in the 12-month reporting period that ended August 31, 2020, outperforming the 4.13% return of the Bloomberg Barclays US High Yield Very Liquid Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating gains throughout the latter part of 2019, high yield bonds declined sharply during the first quarter of 2020 as credit spreads widened to levels not seen since the 2008-09 financial crisis. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) Though US high yield bond spreads have tightened from their widest level in March, they remain significantly wider than pre-COVID levels.

•

Throughout most of the period, the asset class benefited from stable credit fundamentals, low corporate default rates, and record-high equity prices. The signing of a phase-one US-China trade deal and stable monetary policy further boosted sentiment toward the end of 2019 and throughout most of January 2020. However, this optimism proved short-lived, as high yield bonds came under heavy pressure in February and March when growing concerns around COVID-19 and a sharp sell-off in oil prices sparked a collapse in the asset class.

•

Following a difficult March, high yield bonds began to stabilize following unprecedented fiscal and monetary responses, including the Federal Reserve’s (the Fed’s) announcement that it would purchase recently fallen angels (i.e., previously investment-grade corporate bonds that have been downgraded to below investment grade) and high yield bond exchange-traded funds (ETFs). Risk-on sentiment saw spreads decline sharply over the last five months of the period, with the market rebounding sharply from March lows.

•

During the second quarter of 2020, high yield bonds responded positively to the fiscal and monetary stimulus programs aimed at stabilizing the US economy and financial markets. Spreads tightened by 233 basis points (bps) to end the quarter at 644 bps as mutual fund flows turned strongly positive, with five of the largest weekly inflows on record occurring during the quarter. (One basis point equals 0.01%.)

•

In July and August 2020, US high yield again posted strong gains on the back of government and central bank support, a gradual reopening of the economy, optimism around COVID-19 vaccine development, and improving economic data. US high yield bond spreads ended the period at 502 bps. By quality, higher-rated bonds generally fared better than their lower-quality peers heading into and coming out of the COVID-19-related market volatility, with BB-rated bonds outperforming B-rated bonds and CCC-rated bonds. However, this dynamic shifted during the last month of the period, as CCC-rated bonds generally outperformed their higher-rated peers in August.

PGIM Active High Yield Bond ETF	7

Strategy and Performance Overview (continued)

What worked?

•	Having more beta in the Fund relative to the Index, on average, over the reporting period was a significant contributor to returns.

•	The Fund benefited from strong security selection within the telecom, consumer non-cyclical, and metals & mining industries.

•	Overweights to Digicel Ltd. (telecom), CenturyLink Inc. (telecom), and Calpine Corp. (electric utilities) relative to the Index were among the Fund’s largest single-name contributors.

•

The Fund benefited from underweights relative to the Index to real estate investment trusts and transportation & environmental services, coupled with overweights to the automotive, electric utilities, chemical, and technology industries.

What didn’t work?

•	Overall industry selection hurt performance, with an overweight to upstream energy relative to the Index detracting the most.

•	Security selection within media & entertainment, upstream and midstream energy, and building materials & home construction was a drag on performance.

•

The largest single name detractors from returns were overweights relative to the Index to Chesapeake Energy Corp. (energy), AMC Entertainment (gaming, lodging & leisure), and Extraction Oil & Gas (energy), as well as an underweight relative to the Index to Occidental Petroleum Corp. (energy).

Did the Fund use derivatives?

•	The Fund utilized US Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•	The Fund also held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio.

Current outlook

•

PGIM Fixed Income remains constructive on high yield over the medium term given the enormous monetary and fiscal responses seen to date, including the Fed’s decision to purchase recently fallen angels and high yield bond ETFs. It also believes current spread levels adequately compensate for an expected increase in defaults over the next two years. Over the near term, it believes the market is vulnerable to uncertainty around a second wave of COVID-19, the US elections in November, slowing inflows, and new supply used to fund corporate losses.

•

Key positioning themes include underweights relative to the Index to the consumer non-cyclical and insurance sectors. Overweights relative to the Index include consumer cyclicals, electric utilities, and technology.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only.

Actual Expenses

The first line in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Active High Yield Bond ETF	9

Fees and Expenses (continued)

PGIM Active High Yield Bond ETF	Beginning Account Value March 1, 2020		Ending Account Value August 31, 2020		Annualized Expense Ratio based on the Six-Month Period		Expenses Paid During the Six-Month Period*
Actual Hypothetical	$ $	1,000.00 1,000.00	$ $	1,035.00 1,022.47	0.53 0.53	% %	$ $	2.71 2.69

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.8%

ASSET-BACKED SECURITIES 2.8%

Collateralized Loan Obligations 2.8%
AGL Core CLO 4 Ltd. (Cayman Islands), Series 2020-4A, Class A, 144A, 3 Month LIBOR + 2.210%	2.893	%(c)	04/20/28	250	$250,093
JMP Credit Advisors CLO IV Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.280%	1.553	(c)	07/17/29	246	244,282
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class AR, 144A, 3 Month LIBOR + 1.150%	1.425	(c)	07/15/28	247	245,335
Zais CLO 8 Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	1.225	(c)	04/15/29	245	239,815

TOTAL ASSET-BACKED SECURITIES (cost $984,549)					979,525

BANK LOANS 4.5%

Computers 0.1%
Everi Payments, Inc., Term Loan, 3 Month LIBOR + 10.500%	11.500	(c)	05/09/24	25	25,500

Diversified/Conglomerate Services 0.1%
Intrado Corp., Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	50	44,294

Electric 0.1%
Tech Data Corp., Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.656	(c)	06/30/25	25	25,031

Electric & Gas Marketing 0.3%
Heritage Power LLC, Term Loan, 3 Month LIBOR + 6.000%	7.000	(c)	07/30/26	99	93,791

Entertainment 0.5%
Golden Nugget Online Gaming, Inc., 2020 Buyback Term Loan, 2 Month LIBOR + 12.000%	13.000	(c)	10/04/23	4	4,341
Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%	13.000	(c)	10/04/23	46	53,159
Scientific Games International, Inc., Initial Term B-5 Loan, 3 Month LIBOR + 2.750%	3.472	(c)	08/14/24	74	69,243
Twin River Worldwide Holdings, Inc., Term B-1 Facility Loan, 1 Month LIBOR + 8.000%	9.000	(c)	05/11/26	50	53,062

					179,805

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	11

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare & Pharmaceuticals 0.1%
Mallinckrodt International Finance SA, 2017 Term B Loan (Luxembourg), 3 Month LIBOR + 2.750%	3.500	%(c)	09/24/24	50	$43,066

Infrastructure Software 1.5%
McAfee LLC, Initial Loan (Second Lien), 1 Month LIBOR + 8.500%	9.500	(c)	09/29/25	269	271,437
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%	3.906	(c)	09/30/24	242	239,802

					511,239

Oil & Gas 0.5%
Chesapeake Energy Corp., Class A Term Loan, 2 Month LIBOR + 8.000%(d)	9.000	(c)	06/24/24	200	129,313
CITGO Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%	6.000	(c)	03/28/24	68	64,640

					193,953

Software 0.6%
Informatica LLC, Initial Loan (Second Lien)	7.125		02/25/25	25	25,281
Playtika Holding Corp., Term B Loan, 3 Month LIBOR + 6.000%	7.072	(c)	12/10/24	122	122,762
TIBCO Software Inc., Term Loan (Second Lien), 1 Month LIBOR + 7.250%	7.410	(c)	03/03/28	50	48,333

					196,376

Specialty Chemicals 0.5%
Solenis Holdings LLC, Initial Dollar Term Loan (First Lien), 3 Month LIBOR + 4.000%	4.256	(c)	06/26/25	99	97,098
Solenis Holdings LLC, Initial Term Loan (Second Lien), 3 Month LIBOR + 8.500%	8.756	(c)	06/26/26	100	89,711

					186,809

Telecommunications 0.2%
Xplornet Communications, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	4.906	(c)	06/10/27	75	73,906

TOTAL BANK LOANS (cost $1,644,067)					1,573,770

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 89.5%

Advertising 0.6%
National CineMedia LLC, Sr. Sec’d. Notes, 144A	5.875%	04/15/28	50	$40,300
National Cinemedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26	50	32,500
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes, 144A	6.250	06/15/25	25	25,907
Terrier Media Buyer, Inc., Gtd. Notes, 144A	8.875	12/15/27	120	124,310

				223,017

Aerospace & Defense 3.1%
Boeing Co.,
Sr. Unsec’d. Notes	5.150	05/01/30	125	139,921
Sr. Unsec’d. Notes	5.805	05/01/50	175	209,085
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	400	302,875
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	175	127,032
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	50	48,046
Howmet Aerospace, Inc., Sr. Unsec’d. Notes	6.875	05/01/25	25	28,406
Spirit AeroSystems, Inc., Sec’d. Notes, 144A	7.500	04/15/25	50	50,515
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750	12/31/23	75	84,734
TransDigm, Inc., Gtd. Notes	6.500	05/15/25	100	100,665

				1,091,279

Agriculture 0.5%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	25	25,969
Sr. Sec’d. Notes, 144A	6.125	02/01/25	150	152,169

				178,138

Apparel 0.5%
William Carter Co., Gtd. Notes, 144A	5.500	05/15/25	100	106,542
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000	09/01/26	50	50,087
Gtd. Notes, 144A	6.375	05/15/25	25	26,618

				183,247

Auto Manufacturers 2.9%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750	10/01/27	50	52,471
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	325	300,017
Sr. Unsec’d. Notes	5.291	12/08/46	175	165,788
Sr. Unsec’d. Notes	9.000	04/22/25	210	245,677
Sr. Unsec’d. Notes	9.625	04/22/30	45	58,944

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	13

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Navistar International Corp.,
Gtd. Notes, 144A	6.625%	11/01/25	140	$142,600
Sr. Sec’d. Notes, 144A	9.500	05/01/25	50	56,955

				1,022,452

Auto Parts & Equipment 1.6%
Adient Global Holdings Ltd. (Jersey, Channel Islands), Gtd. Notes, 144A	4.875	08/15/26	200	187,343
Adient US LLC, Sr. Sec’d. Notes, 144A	9.000	04/15/25	25	27,968
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	04/01/25	25	25,778
Gtd. Notes	6.250	03/15/26	100	102,194
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26	50	27,961
Dana Financing Luxembourg Sarl (Luxembourg), Gtd. Notes, 144A	6.500	06/01/26	100	105,387
Dana, Inc., Sr. Unsec’d. Notes	5.625	06/15/28	10	10,571
Titan International, Inc., Sr. Sec’d. Notes	6.500	11/30/23	75	56,039

				543,241

Banks 0.2%
CIT Group, Inc.,
Sr. Unsec’d. Notes	4.750	02/16/24	25	26,384
Subordinated	6.125	03/09/28	50	58,909

				85,293

Building Materials 2.3%
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	8.000	04/15/26	125	132,440
Forterra Finance LLC/FRTA Finance Corp., Sr. Sec’d. Notes, 144A	6.500	07/15/25	25	26,580
Griffon Corp., Gtd. Notes	5.750	03/01/28	50	53,098
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	25	25,413
Sr. Sec’d. Notes, 144A	6.250	05/15/25	25	26,920
Masonite International Corp. (Canada), Gtd. Notes, 144A	5.375	02/01/28	30	32,148
Patrick Industries, Inc., Gtd. Notes, 144A	7.500	10/15/27	50	55,203
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	25	24,899
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	50	52,953
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	75	79,245
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	120	125,666

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	5.250%	01/15/29	15	$15,710
US Concrete, Inc., Gtd. Notes	6.375	06/01/24	150	154,809

				805,084

Chemicals 3.9%
Ashland LLC, Gtd. Notes	6.875	05/15/43	75	93,659
Atotech Alpha 2 BV (Netherlands), Sr. Unsec’d. Notes, Cash coupon 8.750% or PIK 9.500%, 144A	8.750	06/01/23	200	202,678
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	50	50,577
Gtd. Notes	6.625	05/15/23	75	75,423
Gtd. Notes	7.000	05/15/25	100	102,834
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	50	46,687
Hexion, Inc., Gtd. Notes, 144A	7.875	07/15/27	105	105,197
Minerals Technologies, Inc., Gtd. Notes, 144A	5.000	07/01/28	25	25,978
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27	120	116,065
Olin Corp., Sr. Unsec’d. Notes, 144A	9.500	06/01/25	25	29,168
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	75	74,632
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	135	114,654
Tronox Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750	10/01/25	95	96,373
Tronox, Inc.,
Gtd. Notes, 144A	6.500	04/15/26	45	46,531
Sr. Sec’d. Notes, 144A	6.500	05/01/25	50	53,947
Venator Finance Sarl/Venator Materials LLC (Multinational), Gtd. Notes, 144A	5.750	07/15/25	85	70,890
Sr. Sec’d. Notes, 144A	9.500	07/01/25	25	26,306
WR Grace & Co.-Conn, Gtd. Notes, 144A	4.875	06/15/27	25	26,202

				1,357,801

Commercial Services 4.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	60	64,513
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	100	110,238
AMN Healthcare, Inc., Gtd. Notes, 144A	4.625	10/01/27	25	26,092
Gartner, Inc., Gtd. Notes, 144A	4.500	07/01/28	15	15,666
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	85	90,341

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	15

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Refinitiv US Holdings, Inc., Gtd. Notes, 144A	8.250%	11/15/26	494	$546,997
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	7.375	09/01/25	25	26,204
Service Corp. International, Sr. Unsec’d. Notes	3.375	08/15/30	20	20,385
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31	50	51,703
Gtd. Notes	4.000	07/15/30	25	26,132
Gtd. Notes	4.875	01/15/28	300	318,885
Gtd. Notes	5.250	01/15/30	200	222,243
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26	150	162,573

				1,681,972

Computers 1.6%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26	251	267,461
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	109	107,545
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	50	50,416
Gtd. Notes, 144A	5.250	10/01/30	25	25,325
Gtd. Notes, 144A	8.125	04/15/25	25	27,914
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	25	26,215
Sr. Unsec’d. Notes, 144A	6.750	06/01/25	65	66,342

				571,218

Distribution/Wholesale 0.7%
Core & Main Holdings LP, Sr. Unsec’d. Notes, Cash coupon 8.625% or PIK 9.375%, 144A	8.625	09/15/24	100	102,380
H&E Equipment Services, Inc., Gtd. Notes	5.625	09/01/25	100	103,904
Performance Food Group, Inc., Gtd. Notes, 144A	5.500	10/15/27	25	26,062

				232,346

Diversified Financial Services 2.8%
Alliance Data Systems Corp., Gtd. Notes, 144A	4.750	12/15/24	50	47,924
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	30	31,118
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	75	78,000
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	5	5,268
Gtd. Notes, 144A	6.000	01/15/27	75	79,511
Gtd. Notes, 144A	9.125	07/15/26	250	271,927

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
OneMain Finance Corp.,
Gtd. Notes	6.625%	01/15/28	50	$57,133
Gtd. Notes	6.875	03/15/25	75	84,582
Gtd. Notes	7.125	03/15/26	275	315,378

				970,841

Electric 3.8%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	50	51,211
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	100	104,508
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	425	449,264
NRG Energy, Inc., Gtd. Notes	6.625	01/15/27	150	160,569
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	50	49,876
Sr. Sec’d. Notes	5.250	07/01/30	170	169,436
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	65	68,879
Gtd. Notes, 144A	5.500	09/01/26	75	78,918
Gtd. Notes, 144A	5.625	02/15/27	200	212,316

				1,344,977

Electrical Component & Equipment 0.2%
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	25	27,474
Gtd. Notes, 144A	7.250	06/15/28	50	55,720

				83,194

Electronics 0.0%
Sensata Technologies, Inc., Gtd. Notes, 144A	3.750	02/15/31	15	15,036

Energy-Alternate Sources 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A	6.500	01/15/26	50	53,310

Engineering & Construction 0.5%
AECOM, Gtd. Notes	5.125	03/15/27	50	54,982
PowerTeam Services LLC, Sr. Sec’d. Notes, 144A	9.033	12/04/25	50	53,404
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26	50	52,177

				160,563

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	17

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 4.3%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%, 144A	12.000%	06/15/26	219	$81,457
Sr. Sec’d. Notes, 144A	10.500	04/24/26	26	22,233
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25	250	239,280
Colt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	40	42,352
Sr. Unsec’d. Notes, 144A	8.125	07/01/27	30	31,788
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	125	118,453
International Game Technology PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.250	01/15/29	200	206,325
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	100	94,886
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	100	103,816
Scientific Games International, Inc.,
Gtd. Notes, 144A	7.000	05/15/28	50	49,016
Gtd. Notes, 144A	7.250	11/15/29	25	24,757
Gtd. Notes, 144A	8.250	03/15/26	175	180,260
Gtd. Notes, 144A	8.625	07/01/25	50	52,107
Six Flags Entertainment Corp.,
Gtd. Notes, 144A	4.875	07/31/24	50	48,489
Gtd. Notes, 144A	5.500	04/15/27	50	48,896
Twin River Worldwide Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.750	06/01/27	100	99,209
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	30	29,286
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	25	26,327

				1,498,937

Food 2.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
Gtd. Notes, 144A	4.625	01/15/27	25	26,379
Sr. Unsec’d. Notes, 144A	3.500	03/15/29	75	75,549
B&G Foods, Inc., Gtd. Notes	5.250	09/15/27	50	53,275
JBS USA LUX SA/JBS USA Finance, Inc. (Multinational),
Gtd. Notes, 144A	5.750	06/15/25	325	335,376
Gtd. Notes, 144A	5.875	07/15/24	125	127,542

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Food (cont’d.)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (Multinational), Gtd. Notes, 144A	6.500%	04/15/29	5	$5,676
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.875	09/30/27	125	132,792
Post Holdings, Inc., Gtd. Notes, 144A	5.500	12/15/29	125	136,986
US Foods, Inc., Gtd. Notes, 144A	5.875	06/15/24	100	101,353

				994,928

Gas 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	175	193,002
Sr. Unsec’d. Notes	5.750	05/20/27	75	84,866
Sr. Unsec’d. Notes	5.875	08/20/26	50	56,733

				334,601

Healthcare-Services 3.3%
Acadia Healthcare Co., Inc., Gtd. Notes	6.500	03/01/24	25	25,751
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	6.250	03/31/23	25	25,074
DaVita, Inc., Gtd. Notes, 144A	4.625	06/01/30	50	52,513
MEDNAX, Inc.,
Gtd. Notes, 144A	5.250	12/01/23	25	25,365
Gtd. Notes, 144A	6.250	01/15/27	50	52,989
Polaris Intermediate Corp., Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK 9.250%, 144A	8.500	12/01/22	35	35,583
RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	250	271,292
Surgery Center Holdings, Inc., Gtd. Notes, 144A	10.000	04/15/27	55	59,512
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250	02/01/27	150	157,835
Sr. Sec’d. Notes	4.625	07/15/24	44	44,979
Sr. Sec’d. Notes, 144A	4.875	01/01/26	75	78,024
Sr. Unsec’d. Notes	6.750	06/15/23	175	186,970
Sr. Unsec’d. Notes	6.875	11/15/31	125	122,315
Sr. Unsec’d. Notes	7.000	08/01/25	25	25,851

				1,164,053

Home Builders 4.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	125	127,441
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	75	82,345

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	19

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes	5.875%	10/15/27	50	$50,770
Gtd. Notes	6.750	03/15/25	75	77,329
Gtd. Notes	7.250	10/15/29	50	53,754
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875	02/15/30	50	46,819
Gtd. Notes, 144A	6.250	09/15/27	75	76,125
Gtd. Notes, 144A	6.375	05/15/25	125	126,721
Century Communities, Inc., Gtd. Notes	6.750	06/01/27	50	53,891
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	75	75,763
Gtd. Notes, 144A	8.000	04/15/24	25	26,516
KB Home, Gtd. Notes	6.875	06/15/27	50	58,533
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	50	51,725
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	50	51,511
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	50	52,966
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	125	137,269
Gtd. Notes	6.000	06/01/25	25	28,429
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	50	48,357
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	7.500	02/15/26	25	25,142
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	01/31/25	22	22,433
Gtd. Notes, 144A	6.625	07/15/27	75	81,040
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	75	81,403
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. (Multinational), Gtd. Notes, 144A	5.625	03/01/24	100	106,650
TRI Pointe Group, Inc., Gtd. Notes	5.700	06/15/28	15	16,557

				1,559,489

Iron/Steel 0.1%
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A	9.875	10/17/25	35	38,555

Leisure Time 0.9%
NCL Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes, 144A	10.250	02/01/26	55	55,542
Sr. Sec’d. Notes, 144A	12.250	05/15/24	20	22,270
Sr. Unsec’d. Notes, 144A	3.625	12/15/24	100	68,650

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
Royal Caribbean Cruises Ltd. (Liberia),
Gtd. Notes, 144A	9.125%	06/15/23	10	$10,528
Sr. Sec’d. Notes, 144A	10.875	06/01/23	15	16,525
Sr. Unsec’d. Notes	2.650	11/28/20	75	74,829
Sr. Unsec’d. Notes	5.250	11/15/22	25	22,384
Viking Cruises Ltd. (Bermuda),
Gtd. Notes, 144A	5.875	09/15/27	25	17,550
Sr. Sec’d. Notes, 144A	13.000	05/15/25	25	27,829

				316,107

Lodging 2.6%
Boyd Gaming Corp.,
Gtd. Notes	6.000	08/15/26	125	131,043
Gtd. Notes	6.375	04/01/26	25	26,075
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	5.125	05/01/26	125	129,036
Gtd. Notes, 144A	5.375	05/01/25	25	26,207
Gtd. Notes, 144A	5.750	05/01/28	25	26,443
Marriott International, Inc., Sr. Unsec’d. Notes	5.750	05/01/25	25	28,104
MGM Resorts International,
Gtd. Notes	5.500	04/15/27	42	44,416
Gtd. Notes	6.000	03/15/23	50	52,548
Gtd. Notes	6.750	05/01/25	25	26,675
Gtd. Notes	7.750	03/15/22	125	132,775
Station Casinos LLC, Gtd. Notes, 144A	4.500	02/15/28	50	47,519
Wyndham Destinations, Inc., Sr. Sec’d. Notes, 144A	4.625	03/01/30	25	23,548
Wynn Macau Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.625	08/26/28	200	201,497

				895,886

Machinery-Diversified 0.5%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500	06/15/23	25	25,415
Maxim Crane Works Holdings Capital LLC, Sec’d. Notes, 144A	10.125	08/01/24	150	149,470

				174,885

Media 9.6%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	475	496,772
Sr. Unsec’d. Notes, 144A	4.500	05/01/32	25	26,499

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	21

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.750%	03/01/30	75	$80,538
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	300	329,352
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	9.250	02/15/24	569	557,118
CSC Holdings LLC,
Gtd. Notes, 144A	4.125	12/01/30	200	207,394
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	325	332,455
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	361	202,754
Sr. Sec’d. Notes, 144A	5.375	08/15/26	175	136,465
DISH DBS Corp.,
Gtd. Notes	6.750	06/01/21	44	45,340
Gtd. Notes	7.750	07/01/26	90	103,038
Gtd. Notes, 144A	7.375	07/01/28	40	42,448
Entercom Media Corp.,
Gtd. Notes, 144A	7.250	11/01/24	50	40,312
Sec’d. Notes, 144A	6.500	05/01/27	20	17,223
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	65	67,720
Gtd. Notes, 144A	7.000	05/15/27	75	81,348
iHeartCommunications, Inc.,
Gtd. Notes	8.375	05/01/27	125	126,173
Sr. Sec’d. Notes	6.375	05/01/26	40	41,848
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25	80	81,526
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	120	121,961
Scripps Escrow, Inc., Gtd. Notes, 144A	5.875	07/15/27	20	20,004
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.125	02/15/27	40	38,995
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	100	100,483
Sr. Sec’d. Notes, 144A	6.625	06/01/27	75	75,848

				3,373,614

Mining 3.1%
Constellium SE (France), Gtd. Notes, 144A	5.875	02/15/26	250	257,074
Eldorado Gold Corp. (Canada), Sec’d. Notes, 144A	9.500	06/01/24	61	66,726
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	6.875	03/01/26	200	199,611
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28	50	52,546
Gtd. Notes	4.550	11/14/24	30	32,284
Gtd. Notes	4.625	08/01/30	75	80,202

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Hecla Mining Co., Gtd. Notes	7.250%	02/15/28	25	$27,560
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	85	89,242
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	55	57,396
Sr. Unsec’d. Notes, 144A	7.500	07/15/27	50	54,180
Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	150	156,472

				1,073,293

Miscellaneous Manufacturer 0.3%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	25	26,577
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	35	36,435
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	25	24,248

				87,260

Office & Business Equipment 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	3.250	02/15/29	20	20,439

Oil & Gas 7.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(d)	7.875	12/15/24	310	205
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	175	120,429
Gtd. Notes	5.125	12/01/22	50	43,439
Gtd. Notes	5.375	11/01/21	50	48,994
Gtd. Notes	5.625	06/01/23	50	39,581
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	75	51,910
Sr. Unsec’d. Notes, 144A	10.000	04/01/22	175	163,506
Chesapeake Energy Corp., Gtd. Notes(d)	4.875	04/15/22	25	1,026
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	125	123,423
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	7.000	06/15/25	100	100,553
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22	26	26,093
Gtd. Notes, 144A	7.250	03/14/27	125	130,006
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	25	24,748
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes(d)	7.875	08/15/25	50	4,909
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26	50	50,076
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	75	76,582
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	10	10,413

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	23

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
EQT Corp., Sr. Unsec’d. Notes	3.900%	10/01/27	75	$72,061
Extraction Oil & Gas, Inc.(d),
Gtd. Notes, 144A	5.625	02/01/26	175	42,339
Gtd. Notes, 144A	7.375	05/15/24	50	11,938
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	100	94,190
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	25	23,523
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000	03/31/24	5	4,966
Gtd. Notes, 144A	7.125	02/01/27	100	95,187
Nabors Industries Ltd. (Bermuda),
Gtd. Notes, 144A	7.250	01/15/26	25	11,693
Gtd. Notes, 144A	7.500	01/15/28	25	10,715
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25	225	64,672
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700	08/15/22	50	49,164
Sr. Unsec’d. Notes	2.700	02/15/23	50	48,171
Sr. Unsec’d. Notes	2.900	08/15/24	325	299,048
Sr. Unsec’d. Notes	6.625	09/01/30	50	51,540
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A	9.250	05/15/25	60	66,020
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.125	01/15/26	75	51,047
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	50	46,621
Gtd. Notes	5.000	08/15/22	50	49,962
Gtd. Notes	5.000	03/15/23	100	99,638
Gtd. Notes, 144A	9.250	02/01/26	50	52,664
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500	02/15/26	100	103,068
Transocean, Inc. (Cayman Islands),
Gtd. Notes, 144A	7.250	11/01/25	85	27,922
Gtd. Notes, 144A	7.500	01/15/26	50	15,446
Gtd. Notes, 144A	8.000	02/01/27	25	7,433
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24	75	76,594
Sr. Unsec’d. Notes	5.250	10/15/27	50	49,743
Sr. Unsec’d. Notes	5.750	06/01/26	110	112,298

				2,653,556

Packaging & Containers 0.3%
Graham Packaging Co., Inc., Gtd. Notes, 144A	7.125	08/15/28	10	10,504
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375	08/15/25	50	55,239

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes, 144A	7.000%		07/15/24	40	$41,025

					106,768

Pharmaceuticals 2.2%
AdaptHealth LLC, Gtd. Notes, 144A	6.125		08/01/28	20	20,997
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500		01/31/27	65	71,509
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000		01/30/28	50	49,420
Gtd. Notes, 144A	5.250		01/30/30	150	148,930
Gtd. Notes, 144A	6.125		04/15/25	125	128,527
Gtd. Notes, 144A	6.250		02/15/29	125	130,638
Gtd. Notes, 144A	7.000		01/15/28	75	79,911
Gtd. Notes, 144A	7.250		05/30/29	140	152,790

					782,722

Pipelines 1.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes	5.375		09/15/24	25	22,905
Gtd. Notes, 144A	5.750		01/15/28	125	110,687
DCP Midstream Operating LP, Gtd. Notes	5.625		07/15/27	20	21,609
Energy Transfer Operating LP, 5 Year CMT Index + 5.306%	7.125	(c)	12/31/49	50	42,752
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000		07/01/25	20	21,232
Sr. Unsec’d. Notes, 144A	6.500		07/01/27	20	21,920
Rattler Midstream LP, Gtd. Notes, 144A	5.625		07/15/25	15	15,947
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	7.500		07/15/38	100	106,517
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		09/15/24	25	24,371
Gtd. Notes, 144A	5.500		01/15/28	150	137,265
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.875		04/15/26	50	52,626
Gtd. Notes, 144A	6.500		07/15/27	50	54,095
Western Midstream Operating LP, Sr. Unsec’d. Notes	3.950		06/01/25	25	25,013

					656,939

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	25

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 1.3%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875%	11/15/25	122	$123,713
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	150	153,554
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28	20	20,306
Sr. Unsec’d. Notes, 144A	5.375	03/15/25	25	25,385
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	125	118,357

				441,315

Real Estate Investment Trusts (REITs) 2.0%
Diversified Healthcare Trust, Gtd. Notes	9.750	06/15/25	125	139,631
ESH Hospitality, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	25	25,000
Gtd. Notes, 144A	5.250	05/01/25	100	101,754
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc., Gtd. Notes, 144A	4.625	06/15/25	10	10,556
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., Gtd. Notes	4.500	01/15/28	75	77,721
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.000	10/15/27	50	52,918
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, Sr. Sec’d. Notes, 144A	7.500	06/01/25	130	139,559
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27	25	22,871
Gtd. Notes	5.000	04/15/23	25	24,569
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	55	56,400
Gtd. Notes, 144A	4.625	12/01/29	40	41,760

				692,739

Retail 3.5%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	75	74,633
CEC Entertainment, Inc., Gtd. Notes(d)	8.000	02/15/22	100	11,046
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.500	10/30/25	200	214,234
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	75	65,174
Sr. Unsec’d. Notes	6.500	05/01/21	50	44,124
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	09/30/20	150	39,476
Sr. Unsec’d. Notes	8.625	09/30/20	50	13,250

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750%	10/01/25	100	$74,548
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	125	106,895
L Brands, Inc., Gtd. Notes	5.625	10/15/23	75	78,183
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23	50	50,369
Sr. Sec’d. Notes, 144A	5.875	06/01/25	142	146,229
Rite Aid Corp., Sr. Sec’d. Notes, 144A	8.000	11/15/26	64	65,249
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	125	128,661
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500	06/01/24	50	50,743
Sr. Unsec’d. Notes	5.875	03/01/27	75	77,987

				1,240,801

Semiconductors 0.2%
Microchip Technology, Inc., Gtd. Notes, 144A	4.250	09/01/25	70	72,805

Software 0.2%
Black Knight InfoServ LLC, Gtd. Notes, 144A	3.625	09/01/28	50	50,661
Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	25	27,143

				77,804

Telecommunications 6.6%
CenturyLink, Inc.,
Sr. Unsec’d. Notes	7.600	09/15/39	75	86,409
Sr. Unsec’d. Notes	7.650	03/15/42	50	57,725
CommScope Technologies LLC, Gtd. Notes, 144A	6.000	06/15/25	109	111,780
CommScope, Inc.,
Gtd. Notes, 144A	7.125	07/01/28	50	53,316
Sr. Sec’d. Notes, 144A	6.000	03/01/26	100	106,000
Digicel Group 0.5 Ltd. (Bermuda), Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000	04/01/24	94	71,339
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Multinational), Gtd. Notes, Cash coupon 6.000% and PIK 7.000%, 144A	13.000	12/31/25	275	251,875
Digicel Ltd. (Bermuda), Gtd. Notes, 144A	6.750	03/01/23	400	264,982
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36	245	293,755
Intelsat Jackson Holdings SA (Luxembourg)(d),
Gtd. Notes	5.500	08/01/23	65	42,578
Gtd. Notes, 144A	9.750	07/15/25	295	203,068
Sr. Sec’d. Notes, 144A	8.000	02/15/24	50	50,891

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	27

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(d)	8.125%	06/01/23	50	$2,373
Intrado Corp., Gtd. Notes, 144A	8.500	10/15/25	220	195,200
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24	30	29,431
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32	100	150,818
Sprint Corp., Gtd. Notes	7.625	03/01/26	100	122,951
ViaSat, Inc., Sr. Unsec’d. Notes, 144A	6.500	07/15/28	20	20,744
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A	7.750	08/15/28	50	50,016
Zayo Group Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.125	03/01/28	125	129,075

				2,294,326

Transportation 0.4%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	10	10,702
Gtd. Notes, 144A	6.750	08/15/24	125	132,635

				143,337

TOTAL CORPORATE BONDS (cost $31,470,008)				31,298,168

			Shares

COMMON STOCK 0.0%

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock) (cost $0)			1,025	6,027

TOTAL LONG-TERM INVESTMENTS (cost $34,098,624)				33,857,490

SHORT-TERM INVESTMENTS 0.8%

AFFILIATED MUTUAL FUND 0.8%
PGIM Core Ultra Short Bond Fund (cost $291,324)(w)			291,324	291,324

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

TIME DEPOSIT 0.0%
Brown Brothers Harriman & Co. (cost $11,831)	0.010%	09/01/20	12	$11,831

TOTAL SHORT-TERM INVESTMENTS (cost $303,155)				303,155

TOTAL INVESTMENTS 97.6% (cost $34,401,779)				34,160,645
Other assets in excess of liabilities 2.4%				833,717

NET ASSETS 100.0%				$34,994,362

The following abbreviations are used in the annual report:

(Q)—Quarterly payment frequency for swaps

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

LIBOR—London Interbank Offered Rate

PIK—Payment-in-Kind

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such security may be post-maturity.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Futures contracts outstanding at August 31, 2020:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
2	5 Year U.S. Treasury Notes	Dec. 2020	$252,063	$274
6	2 Year U.S. Treasury Notes	Dec. 2020	1,325,672	446
14	10 Year U.S. Treasury Notes	Dec. 2020	1,949,500	(905)

				(185)

	Short Positions:
2	U.S. Ultra Bond	Dec. 2020	441,813	6,766

				$6,581

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	29

Schedule of Investments (continued)

as of August 31, 2020

Credit default swap agreement outstanding at August 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX. NA.HY.34-V5	06/20/25	5.000%	2,474	$91,547	$(167,329)	$(258,876)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$450,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$979,525	$—
Bank Loans	—	1,573,770	—
Corporate Bonds	—	31,298,168	—
Common Stock	6,027	—	—
Affiliated Mutual Fund	291,324	—	—
Time Deposit	—	11,831	—

Total	$297,351	$33,863,294	$—

Other Financial Instruments*
Assets
Futures Contracts	$7,486	$—	$—

Total	$7,486	$—	$—

Liabilities
Futures Contracts	$(905)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(258,876)	—

Total	$(905)	$(258,876)	$—

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	31

Schedule of Investments (continued)

as of August 31, 2020

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2020 were as follows:

Media	9.6%
Oil & Gas	8.1
Telecommunications	6.8
Entertainment	4.8
Commercial Services	4.8
Home Builders	4.5
Electric	3.9
Chemicals	3.9
Retail	3.5
Healthcare-Services	3.3
Aerospace & Defense	3.1
Mining	3.1
Auto Manufacturers	2.9
Food	2.8
Collateralized Loan Obligations	2.8
Diversified Financial Services	2.8
Lodging	2.6
Building Materials	2.3
Pharmaceuticals	2.2
REITS	2.0
Pipelines	1.9
Computers	1.7
Auto Parts & Equipment	1.6
Infrastructure Software	1.5
Real Estate	1.3
Gas	1.0
Leisure Time	0.9
Affiliated Mutual Fund	0.8%
Software	0.8
Distribution/Wholesale	0.7
Advertising	0.6
Specialty Chemicals	0.5
Apparel	0.5
Agriculture	0.5
Machinery-Diversified	0.5
Engineering & Construction	0.5
Transportation	0.4
Packaging & Containers	0.3
Electric & Gas Marketing	0.3
Miscellaneous Manufacturer	0.3
Banks	0.2
Electrical Component & Equipment	0.2
Semiconductors	0.2
Energy-Alternate Sources	0.2
Diversified/Conglomerate Services	0.1
Healthcare & Pharmaceuticals	0.1
Iron/Steel	0.1
Office & Business Equipment	0.1
Electronics	0.0 *
Time Deposit	0.0 *

97.6
Other assets in excess of liabilities	2.4

100.0%

*	Less than +/- 0.05%.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

32

Fair values of derivative instruments as of August 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures*	$7,486	Due from/to broker—variation margin futures*	$(905)
Credit Contracts	Due from/to broker—variation margin swaps*	—	Due from/to broker—variation margin swaps*	(258,876)

		$7,486		$(259,781)

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit Contracts	$—	$467,682	$467,682
Interest rate contracts	139,480	—	139,480

Total	$139,480	$467,682	$607,162

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit Contracts	$—	$(253,121)	$(253,121)
Interest rate contracts	(294)	—	(294)

Total	$(294)	$(253,121)	$(253,415)

For the period ended August 31, 2020 the Fund’s average volume of derivative activities is as follows:

Futures Contracts-Long Positions(1)	Futures Contracts-Short Positions(1)	Credit Default Swap Agreements-Buy Protection(1)
$3,911,920	$448,288	$1,842,800

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	33

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $34,110,455)	$33,869,321
Affiliated investments (cost $291,324)	291,324
Interest and dividends receivable	538,558
Deposit with broker for centrally cleared/exchange-traded derivatives	450,000
Receivable for investments sold	29,693

Total Assets	35,178,896

Liabilities
Payable for investments purchased	159,009
Management fee payable	15,603
Due to broker—variation margin swaps	4,968
Due to broker—variation margin futures	2,922
Other liabilities	2,032

Total Liabilities	184,534

Net Assets	$34,994,362

Net assets were comprised of:
Common stock, at par	$875
Paid-in capital in excess of par	34,721,965
Total distributable earnings (loss)	271,522

Net assets, August 31, 2020	$34,994,362

Net asset value, offering price and redemption price per share, ($34,994,362 / 875,000 shares of common stock issued and outstanding)	$39.99

See Notes to Financial Statements.

34

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$2,015,207
Affiliated dividend income	7,488
Income from securities lending, net (including affiliated income of $2,179)	2,470

Total income	2,025,165

Expenses
Management fee	155,645

Total expenses	155,645

Net investment income (loss)	1,869,520

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,903))	122,033
Futures transactions	139,480
Swap agreement transactions	467,682

729,195

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21)	(392,154)
Futures	(294)
Swap agreements	(253,121)

(645,569)

Net gain (loss) on investment transactions	83,626

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,953,146

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	35

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,869,520	$1,525,743
Net realized gain (loss) on investments	729,195	274,239
Net change in unrealized appreciation (depreciation) on investments	(645,569)	152,140

Net increase (decrease) in net assets resulting from operations	1,953,146	1,952,122

Dividends and Distributions
Distributions from distributable earnings	(2,177,655)	(1,456,091)

Fund share transactions
Net proceeds from shares sold	7,569,903	27,152,937

Net increase (decrease) in net assets from Fund share transactions	7,569,903	27,152,937

Total increase (decrease)	7,345,394	27,648,968

Net Assets:
Beginning of period	27,648,968	—

End of period	$34,994,362	$27,648,968

*	For the period from September 24, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

36

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to PGIM Active High Yield Bond ETF (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM Active High Yield Bond ETF	37

Notes to Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common stocks and derivative instruments, such as futures, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on

38

the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under

PGIM Active High Yield Bond ETF	39

Notes to Financial Statements (continued)

the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

40

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default

PGIM Active High Yield Bond ETF	41

Notes to Financial Statements (continued)

swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

42

Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

PGIM Active High Yield Bond ETF	43

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

Pursuant to a management agreement with the Trust on behalf of the Fund (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

The Board has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Manager is responsible for paying all operating expenses of the fund, except for certain expenses including but not limited to interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any) and acquired fund fees and expenses. For more information on the unitary management fee structure please refer to the Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.53% of the Fund’s average daily net assets. The Manager has contractually agreed, beginning from the inception of the Fund, to waive any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund due to the Fund’s investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the PGIM Institutional Money Market Fund.

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., the Fund’s investment subadviser (the “subadviser”), which provides

44

subadvisory services to the Fund through its business unit PGIM Fixed Income. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. As administered by BBH, available securities from the Fund’s portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Fund. BBH is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. The Distributor is a subsidiary of

PGIM Active High Yield Bond ETF	45

Notes to Financial Statements (continued)

Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2020, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $25,793,822 and $16,058,421 respectively.

46

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting year ended August 31, 2020, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$247,839	$17,337,485	$17,294,000	$—	$—	$291,324	291,324	$7,488
PGIM Institutional Money Market Fund*
149,077	2,659,540	2,806,735	21	(1,903)	—	—	2,179	**

$396,916	$19,997,025	$20,100,735	$21	($1,903)	$291,324	291,324	$9,667

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2020, the tax character of dividends paid by the Fund were $2,104,785 of ordinary income and $72,870 of long-term capital gains. For the period ended August 31, 2019, the tax character of dividends paid by the Fund was $1,456,091 of ordinary income.

As of August 31, 2020, the accumulated undistributed earnings on a tax basis were $585,421 of ordinary income and $69,478 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$34,291,726	$1,746,863	$(2,130,239)	$(383,376)

The difference between book and tax basis were primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

PGIM Active High Yield Bond ETF	47

Notes to Financial Statements (continued)

7. Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to investors who have entered into an agreement with the Distributor and are authorized to transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit consists of 25,000 shares of the Fund. The Fund generally issues and redeems Creation Units in return for a specified amount of cash and/ or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Authorized Participants transacting in Creation Units including non-standard orders and whole or partial cash purchases or redemptions may also pay variable transaction fees to compensate the Fund for certain transaction costs (e.g. brokerage costs) relating to investing in portfolio securities. Such variable transaction fees, if any, are currently being waived by the Fund. In addition, fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Active High Yield Bond ETF	625,000	71.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund is as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM Active High Yield Bond ETF	1	71.4%	2	12.8%

48

Transactions in shares of beneficial interest were as follows:

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	200,000	$7,569,903

Net increase (decrease) in shares outstanding	200,000	$7,569,903

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	675,000	$27,152,937

Net increase (decrease) in shares outstanding	675,000	$27,152,937

8. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$1,222,500,000*	$900,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios

PGIM Active High Yield Bond ETF	49

Notes to Financial Statements (continued)

may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2020.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk”, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many

50

over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

ETF Shares Trading Risk: Fund shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk”. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

PGIM Active High Yield Bond ETF	51

Notes to Financial Statements (continued)

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent

52

outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM Active High Yield Bond ETF	53

Financial Highlights

	Year Ended August 31, 2020	September 24, 2018(e) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$40.96	$40.00
Income (loss) from investment operations:
Net investment income (loss)	2.49	2.30
Net realized and unrealized gain (loss) on investments	(0.49)	0.85
Total from investment operations	2.00	3.15
Less Dividends and Distributions:
Dividends from net investment income	(2.55)	(2.19)
Distributions from net realized gains	(0.42)	-
Total Dividends and Distributions	(2.97)	(2.19)
Net asset value, end of period	$39.99	$40.96
Total Return(b):	5.24%	8.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34,994	$27,649
Average net assets (000)	$29,367	$26,467
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.53%	0.52%	(d)
Expenses before waivers and/or expense reimbursement	0.53%	0.53%	(d)
Net investment income (loss)	6.37%	6.15%	(d)
Portfolio turnover rate(f)	57%	55%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Active High Yield Bond ETF and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Active High Yield Bond ETF, a series of PGIM ETF Trust, (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 2020 and the period from September 24, 2018 (commencement of operations) to August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for each year and period indicated herein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2020 and the period from September 24, 2018 to August 31, 2019, and the financial highlights for each year and period indicated herein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

PGIM Active High Yield Bond ETF	55

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

56

Federal Income Tax Information (unaudited)

We are advising you that during the year ended August 31, 2020, the PGIM Active High Yield Bond ETF reports the maximum amount allowed per share, but not less than $0.10 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2020, the Fund reports the maximum amount allowable but not less than 63.85% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2020.

PGIM Active High Yield Bond ETF	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Active High Yield Bond ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company
		(2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since December 2017

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Active High Yield Bond ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since December 2017

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since December 2017

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2017

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Active High Yield Bond ETF

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since December 2017

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since December 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Active High Yield Bond ETF

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active High Yield Bond ETF1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Active High Yield Bond ETF is a series of PGIM ETF Trust.

PGIM Active High Yield Bond ETF

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of

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the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Active High Yield Bond ETF

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2019. The Board considered that the Fund commenced operations on September 24, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the

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Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Active High Yield Bond ETF

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Active High Yield Bond ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ACTIVE HIGH YIELD BOND ETF

TICKER SYMBOL	PHYL

ETF1001E

PGIM QMA STRATEGIC ALPHA ETFs

PGIM QMA Strategic Alpha Large-Cap Core ETF	PQLC
PGIM QMA Strategic Alpha Small-Cap Growth ETF	PQSG
PGIM QMA Strategic Alpha Small-Cap Value ETF	PQSV
PGIM QMA Strategic Alpha International Equity ETF	PQIN

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Strategic Alpha ETFs informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Strategic Alpha ETFs

October 15, 2020

PGIM QMA Strategic Alpha ETFs	3

PGIM QMA Strategic Alpha Large-Cap Core ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	7.69	6.88 (10/17/18)
Market Price*	7.76	6.93 (10/17/18)
S&P 500 Index	21.93	17.27

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations

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(October 17, 2018) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial investment on October 17, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large public US companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	0.5%
FedEx Corp.	Air Freight & Logistics	0.5%
salesforce.com, Inc.	Software	0.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.5%
Quanta Services, Inc.	Construction & Engineering	0.4%
Best Buy Co., Inc.	Specialty Retail	0.4%
Target Corp.	Multiline Retail	0.4%
Fortune Brands Home & Security, Inc.	Building Products	0.4%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	0.4%

PGIM QMA Strategic Alpha ETFs	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Large-Cap Core ETF (the Fund) returned 7.69% based on net asset value in the 12-month reporting period that ended August 31, 2020, underperforming the 21.93% return of the S&P 500 Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period but exhibited a significant increase in volatility, particularly in the first quarter of 2020 with the global outbreak of COVID-19, the disease caused by a novel coronavirus that originated in China in 2019. Large-cap stocks meaningfully outperformed their small- and mid-cap counterparts during the period. Value stocks underperformed growth stocks across all market capitalizations by a significant margin.

What worked?

•	The Fund benefited from favorable security selections in the industrial and energy sectors during the reporting period.

•

The Fund’s underweight position relative to the Index in industrial conglomerates, the worst-performing industry in the industrial sector, and an overweight position relative to the Index in machinery stocks aided performance.

•	In energy, an underweight position relative to the Index in hard-hit oil, gas, and consumable fuels stocks drove outperformance in the sector.

•	The Fund’s top individual contributors to relative performance were aerospace and defense contractor Boeing Co., energy company Exxon Mobil Corp., and financial services company JPMorgan Chase & Co.

What didn’t work?

•	The Fund’s relative performance during the period was hurt most by poor performance in the consumer discretionary and information technology (IT) sectors.

•

In consumer discretionary, the Fund’s underweight position relative to the Index in internet and direct marketing retail companies hurt results, as these stocks generally benefited from COVID-19’s positive impact on online retailing.

•	In IT, underweight positions relative to the Index in certain software and technology hardware storage and peripherals companies were also a drag on performance.

•

The largest detractors at the stock level were software company Microsoft Corp., technology hardware storage and peripherals company Apple Inc., and internet and direct marketing retail company Amazon.com Inc.

6	Visit our website at pgim.com/investments

Current outlook

•

The COVID-19 outbreak in the first quarter of 2020 drove significant declines in global equity and debt markets and near-record levels of price volatility throughout much of the first four months of the year. Markets then stabilized and rallied dramatically throughout the summer. The Fund felt the most impact from the significant outperformance of growth stocks versus their value peers as investors flocked to growth-oriented companies positioned to benefit from the lockdown economy, especially in IT, internet and direct marketing retail, and health care businesses. Because of these stocks’ stretched valuations, the Fund held largely underweight positions in these markets, which detracted from performance. In addition, the significant outperformance of larger companies relative to their smaller-capitalization peers created additional performance headwinds during the period due to the Fund’s equal-weighted stock allocation process.

•

While the US stock market has remained buoyant, with many indexes having risen into positive territory by the end of the reporting period, the gulf in performance between cheaper value-oriented stocks and more expensive growth-oriented stocks has continued to be wide. Across the market capitalization spectrum, higher-valued stocks have generally fared much better than lower-valued stocks. Indeed, several of the broader value indexes generated negative returns during the period. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks have been trading at extremely high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while also maintaining a quality focus through its heavier weighting in companies with higher profitability. QMA believes that this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent years—will provide significant opportunity for improved performance going forward.

PGIM QMA Strategic Alpha ETFs	7

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	7.64	2.13 (11/13/18)
Market Price*	7.89	2.24 (11/13/18)
Russell 2000 Growth Index	17.28	11.62

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal

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period (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Russell 2000 Growth Index—The Russell 2000 Growth Index is unmanaged and comprises securities in the Russell 2000 Index with a higher-than-average growth orientation. Companies in this Index generally have high price-to-book and price-to-earnings ratios. London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
GrowGeneration Corp.	Specialty Retail	0.5%
eXp World Holdings, Inc.	Real Estate Management & Development	0.4%
Majesco	Software	0.4%
Aimmune Therapeutics, Inc.	Biotechnology	0.3%
Evolent Health, Inc. (Class A Stock)	Health Care Technology	0.3%
89bio, Inc.	Biotechnology	0.3%
Orion Energy Systems, Inc.	Electrical Equipment	0.3%
Pacific Biosciences of California, Inc.	Life Sciences Tools & Services	0.3%
Rosetta Stone, Inc.	Software	0.3%
Principia Biopharma, Inc.	Biotechnology	0.3%

PGIM QMA Strategic Alpha ETFs	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Small-Cap Growth ETF (the Fund) returned 7.64% based on net asset value in the 12-month reporting period that ended on August 31, 2020, underperforming the 17.28% return of the Russell 2000 Growth Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period but exhibited a significant increase in volatility, particularly in the first quarter of 2020 with the global outbreak of COVID-19, the disease caused by a novel coronavirus that originated in China in 2019. Large-cap stocks generally outperformed their small- and mid-cap counterparts during the period. Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from favorable security selections in the consumer staples and information technology (IT) sectors during the reporting period.

•

In consumer staples, the Fund’s position in food and staples retailing aided performance. The Fund’s focus on quality through its profitability measure also helped it avoid some of the poorer performers in this industry during the period.

•	In IT, the Fund made effective stock selections among software companies, outperforming the Index despite having an underweight position relative to the Index in these strong-performing stocks.

•	The Fund’s top individual contributors to relative performance during the period were biotechnology companies Forty Seven Inc., MacroGenics Inc., and Synthorx Inc.

What didn’t work?

•

The Fund’s relative performance during the period was hurt most by poor selections in the health care sector, as well as an overweight position relative to the Index and poor selections in financials during the period.

•

In health care, the Fund’s position in companies in the health care technology and the health care equipment and supplies industries significantly detracted from relative performance during the period. The Fund’s utilization of valuation and profitability factors underperformed the Index in an environment where stocks of more-expensive, less-profitable companies performed relatively better. Health care was the Index’s best-performing sector during the period.

•	Financial stocks underperformed the Index during the period. The Fund’s overweight position relative to the Index, especially in bank stocks, was a damper on overall performance.

•	The largest detractors at the stock level during the period were health care companies iRhythm Technologies Inc. and Teladoc Health Inc. and electrical equipment company Sunrun Inc.

10	Visit our website at pgim.com/investments

Current outlook

•

The COVID-19 outbreak in the first quarter of 2020 drove significant declines in global equity and debt markets and near-record levels of price volatility throughout much of the first four months of the year. Markets then stabilized and rallied dramatically throughout the summer. The Fund felt the most impact from the significant outperformance of growth stocks versus their value peers as investors flocked to growth-oriented companies positioned to benefit from the lockdown economy, especially in IT, internet and direct marketing retail, and health care businesses. Because of these stocks’ stretched valuations, the Fund held largely underweight positions in these markets, which detracted from performance. In addition, the significant outperformance of larger companies relative to their smaller-capitalization peers created additional performance headwinds during the period due to the Fund’s equal-weighted stock allocation process.

•

While the US stock market has remained buoyant, with many indexes having risen into positive territory by the end of the reporting period, the gulf in performance between cheaper value-oriented stocks and more expensive growth-oriented stocks has continued to be wide. Across the market capitalization spectrum, higher-valued stocks have generally fared much better than lower-valued stocks. Indeed, several of the broader value indexes generated negative returns during the period. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks have been trading at extremely high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while also maintaining a quality focus through its heavier weighting in companies with higher profitability. QMA believes that this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent years—will provide significant opportunity for improved performance going forward.

PGIM QMA Strategic Alpha ETFs	11

PGIM QMA Strategic Alpha Small-Cap Value ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	–8.28	–7.57 (11/13/18)
Market Price*	–8.11	–7.51 (11/13/18)
Russell 2000 Value Index	–6.14	–5.60

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial

12	Visit our website at pgim.com/investments

investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000 Value Index is unmanaged and comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Owens & Minor, Inc.	Health Care Providers & Services	0.3%
Evolent Health, Inc. (Class A Stock)	Health Care Technology	0.3%
Hecla Mining Co.	Metals & Mining	0.2%
Fluidigm Corp.	Life Sciences Tools & Services	0.2%
Pacific Biosciences of California, Inc.	Life Sciences Tools & Services	0.2%
Rosetta Stone, Inc.	Software	0.2%
TrueCar, Inc.	Interactive Media & Services	0.2%
Hamilton Beach Brands Holding Co. (Class A Stock)	Household Durables	0.2%
Superior Group of Cos., Inc.	Textiles, Apparel & Luxury Goods	0.2%
Lumber Liquidators Holdings, Inc.	Specialty Retail	0.2%

PGIM QMA Strategic Alpha ETFs	13

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Small-Cap Value ETF (the Fund) returned -8.28% based on net asset value in the 12-month reporting period that ended on August 31, 2020, underperforming the -6.14% return of the Russell 2000 Value Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period but exhibited a significant increase in volatility, particularly in the first quarter of 2020 with the global outbreak of COVID-19, the disease caused by a novel coronavirus that originated in China in 2019. Large-cap stocks generally outperformed their small- and mid-cap counterparts during the period. Value stocks significantly underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from favorable positions in the utility and energy sectors during the reporting period.

•

In the utility sector, the Fund’s underweight position relative to the Index and good selections among gas utilities helped it outperform in this poor-performing sector. The Fund was also helped by an underweight position relative to the Index in energy, the Index’s worst-performing sector. The Fund’s utilization of quality factors, including through its profitability measure, rendered a number of stocks in the sector unattractive.

•

The Fund’s top individual contributors to relative performance were energy company QEP Resources Inc., pharmaceutical company Mersana Therapeutics Inc., and health care equipment company Owens & Minor Inc.

What didn’t work?

•	The Fund’s relative performance during the period was hurt most by poor performance in the financials and industrials sectors.

•	Financial stocks underperformed the Index during the period. The Fund’s overweight position relative to the Index, especially in bank stocks, was a damper on overall performance.

•	In industrials, the Fund was hurt by poor selections among machinery and professional services stocks, mainly due to its focus on low-valued names in these industries.

•	The largest detractors at the stock level were information technology (IT) company Lumentum Holdings Inc., leisure company Penn National Gaming Inc., and health care company Novavax Inc.

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Current outlook

•

The COVID-19 outbreak in the first quarter of 2020 drove significant declines in global equity and debt markets and near-record levels of price volatility throughout much of the first four months of the year. Markets then stabilized and rallied dramatically throughout the summer. The Fund felt the most impact from the significant outperformance of growth stocks versus their value peers as investors flocked to growth-oriented companies positioned to benefit from the lockdown economy, especially in IT, internet and direct marketing retail, and health care businesses. Because of these stocks’ stretched valuations, the Fund held largely underweight positions in these markets, which detracted from performance. In addition, the significant outperformance of larger companies relative to their smaller-capitalization peers created additional performance headwinds during the period due to the Fund’s equal-weighted stock allocation process.

•

While the US stock market has remained buoyant, with many indexes having risen into positive territory by the end of the reporting period, the gulf in performance between cheaper value-oriented stocks and more expensive growth-oriented stocks has continued to be wide. Across the market capitalization spectrum, higher-valued stocks have generally fared much better than lower-valued stocks. Indeed, several of the broader value indexes generated negative returns during the period. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks have been trading at extremely high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while also maintaining a quality focus through its heavier weighting in companies with higher profitability. QMA believes that this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent years—will provide significant opportunity for improved performance going forward.

PGIM QMA Strategic Alpha ETFs	15

PGIM QMA Strategic Alpha International Equity ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	6.05	4.07 (12/4/18)
Market Price*	5.53	3.93 (12/4/18)
MSCI EAFE Index	6.13	6.00

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of

16	Visit our website at pgim.com/investments

operations (December 4, 2018) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. The Fund assumes an initial investment on December 4, 2018, while the benchmark and the Index assume that the initial investment occurred on November 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

MSCI EAFE Index—The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US and Canada.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Siemens Gamesa Renewable Energy SA	Electrical Equipment	Spain	0.3%
SG Holdings Co. Ltd.	Air Freight & Logistics	Japan	0.3%
KION Group AG	Machinery	Germany	0.3%
Kingfisher plc	Specialty Retail	United Kingdom	0.3%
Pandora A/S	Textiles, Apparel & Luxury Goods	Denmark	0.3%
Fisher & Paykel Healthcare Corp. Ltd.	Health Care Equipment & Supplies	New Zealand	0.3%
Hong Kong Exchanges & Clearing Ltd.	Capital Markets	Hong Kong	0.3%
Kone OYJ (Class B Stock)	Machinery	Finland	0.3%
Neste OYJ	Oil, Gas & Consumable Fuels	Finland	0.3%
Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development	Hong Kong	0.3%

PGIM QMA Strategic Alpha ETFs	17

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha International Equity ETF (the Fund) returned 6.05% based on net asset value in the 12-month reporting period that ended on August 31, 2020, slightly underperforming the 6.13% return of the MSCI EAFE Index (the Index).

What were the market conditions?

Developed international equity markets moved higher during the reporting period but exhibited a significant increase in volatility, particularly in the first quarter of 2020 with the global outbreak of COVID-19, the disease caused by a novel coronavirus that originated in China in 2019. Large-cap stocks generally outperformed their small- and mid-cap counterparts during the period. Value stocks underperformed growth stocks across all market capitalizations, particularly in US markets.

What worked?

•	The Fund benefited from good relative performance in the financial and energy sectors during the reporting period.

•

In the financial sector, which was the Index’s second-worst-performing sector during the period, the Fund’s meaningful underweight position relative to the Index in the hard-hit banking industry aided performance.

•

The Fund’s performance was also helped by an underweight position relative to the Index in energy, the worst-performing sector in the Index. The Fund’s utilization of quality factors, including through its profitability measure, rendered a number of stocks in this sector unattractive.

•	The Fund’s top individual contributors to relative performance were financial company HSBC Holdings plc, energy company BP plc, and aerospace and defense company Airbus SE.

What didn’t work?

•	The Fund’s relative performance was hurt most by holdings in the health care and information technology sectors.

•

In health care, positioning in pharmaceutical companies detracted significantly from the Fund’s relative performance, as its utilization of factors such as valuation and profitability underperformed in an environment where stocks of more expensive, less profitable companies performed relatively better.

•	In information technology, the Index’s best-performing sector, the Fund’s underweight position relative to the Index in these generally very expensive stocks hindered performance.

•	The largest detractors at the security level were software company SAP SE, health care company Roche Holding AG, and information technology company ASML Holding NV.

18	Visit our website at pgim.com/investments

Current outlook

•

The COVID-19 outbreak in the first quarter of 2020 drove significant declines in the global equity and debt markets and near-record levels of price volatility through much of the first four months of the year. Markets then stabilized and rallied dramatically throughout the summer. In this environment, the Fund’s performance was hampered by the continued outperformance of growth stocks relative to value stocks, rendering its focus on more reasonably valued stocks ineffective. However, the outperformance of growth stocks was not as pronounced as seen in prior periods, and growth stocks did not outperform value stocks in non-US markets as much as they did in US markets. As a result, despite the lack of contribution from its value exposure, the Fund only slightly underperformed the Index during the reporting period, mainly on the strength of its quality and volatility factors.

•

While developed international equity markets have remained buoyant, with most international indexes having risen into positive territory by the end of the reporting period, the global COVID-19 pandemic had widely varied effects across individual markets. In a continuation of the trend of the past few years, the gulf in performance between cheap and expensive stocks was wide across the market capitalization spectrum, but not nearly to the extent seen in previous periods. So, while the Fund’s focus on lower-valued stocks was a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks were trading at especially high valuations, the Fund was able to overcome this trend as its quality and volatility factors performed well. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while also maintaining a quality focus through its heavier weighting in companies with higher profitability. QMA believes that this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent quarters—will provide significant opportunity for improved performance going forward.

PGIM QMA Strategic Alpha ETFs	19

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	Visit our website at pgim.com/investments

PGIM QMA Strategic Alpha Large-Cap Core ETF	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,096.80	0.17%	$0.90
Hypothetical	$1,000.00	$1,024.28	0.17%	$0.87

PGIM QMA Strategic Alpha Small-Cap Growth ETF	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,077.20	0.29%	$1.51
Hypothetical	$1,000.00	$1,023.68	0.29%	$1.48

PGIM QMA Strategic Alpha Small-Cap Value ETF	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$945.40	0.29%	$1.42
Hypothetical	$1,000.00	$1,023.68	0.29%	$1.48

PGIM QMA Strategic Alpha International Equity ETF	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,075.60	0.29%	$1.51
Hypothetical	$1,000.00	$1,023.68	0.29%	$1.48

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Strategic Alpha ETFs	21

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments

as of August 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS 99.4%

Aerospace & Defense 2.2%
General Dynamics Corp.	226	$33,753
Howmet Aerospace, Inc.	2,328	40,787
Huntington Ingalls Industries, Inc.	197	29,849
L3Harris Technologies, Inc.	197	35,606
Northrop Grumman Corp.	114	39,057
Raytheon Technologies Corp.	542	33,062
Teledyne Technologies, Inc.*	111	34,811

		246,925

Air Freight & Logistics 1.3%
CH Robinson Worldwide, Inc.	453	44,530
Expeditors International of Washington, Inc.	460	40,659
FedEx Corp.(a)	251	55,180

		140,369

Auto Components 0.4%
BorgWarner, Inc.	988	40,103

Automobiles 0.7%
Ford Motor Co.	5,695	38,840
General Motors Co.	1,331	39,437

		78,277

Banks 0.9%
M&T Bank Corp.(a)	322	33,250
People’s United Financial, Inc.	2,965	31,369
Wells Fargo & Co.	1,286	31,057

		95,676

Beverages 1.7%
Coca-Cola Co. (The)	767	37,990
Constellation Brands, Inc. (Class A Stock)	210	38,741
Molson Coors Beverage Co. (Class B Stock)	922	34,704
Monster Beverage Corp.*	519	43,523
PepsiCo, Inc.	250	35,015

		189,973

Biotechnology 2.5%
AbbVie, Inc.	359	34,381
Alexion Pharmaceuticals, Inc.*	303	34,609

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	23

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Amgen, Inc.	152	$38,505
Biogen, Inc.(a)*	131	37,681
Gilead Sciences, Inc.	466	31,105
Incyte Corp.*	328	31,603
Regeneron Pharmaceuticals, Inc.*	56	34,716
Vertex Pharmaceuticals, Inc.*	118	32,936

		275,536

Building Products 1.8%
Allegion PLC (Ireland)	341	35,256
A.O. Smith Corp.	737	36,091
Fortune Brands Home & Security, Inc.	558	46,917
Johnson Controls International PLC	1,006	40,974
Masco Corp.	713	41,568

		200,806

Capital Markets 3.7%
Bank of New York Mellon Corp. (The)	910	33,652
BlackRock, Inc. (Class A Stock)	63	37,434
Cboe Global Markets, Inc.	365	33,503
Franklin Resources, Inc.(a)	1,505	31,695
Goldman Sachs Group, Inc. (The)	176	36,057
Intercontinental Exchange, Inc.	390	41,430
MarketAxess Holdings, Inc.	68	33,044
Nasdaq, Inc.	295	39,654
S&P Global, Inc.	107	39,207
State Street Corp.	541	36,837
T Rowe Price Group, Inc.	296	41,206

		403,719

Chemicals 3.3%
Air Products & Chemicals, Inc.	146	42,670
Celanese Corp. (Class A Stock)	397	40,156
Corteva, Inc.	1,351	38,571
DuPont de Nemours, Inc.	661	36,857
Eastman Chemical Co.	505	36,921
FMC Corp.	374	39,966
Linde PLC (United Kingdom)	173	43,205
PPG Industries, Inc.	334	40,214
Sherwin-Williams Co. (The)	61	40,934

		359,494

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies 1.1%
Cintas Corp.	128	$42,655
Copart, Inc.*	414	42,774
Waste Management, Inc.	307	34,998

		120,427

Communications Equipment 1.3%
Arista Networks, Inc.*	150	33,518
Cisco Systems, Inc.	810	34,198
F5 Networks, Inc.*	273	36,126
Juniper Networks, Inc.	1,590	39,750

		143,592

Construction & Engineering 0.8%
Jacobs Engineering Group, Inc.	410	37,011
Quanta Services, Inc.	945	48,431

		85,442

Consumer Finance 0.4%
Synchrony Financial	1,578	39,150

Containers & Packaging 2.0%
Amcor PLC (United Kingdom)	3,420	37,825
Avery Dennison Corp.	304	35,079
International Paper Co.	884	32,063
Packaging Corp. of America	350	35,434
Sealed Air Corp.(a)	1,150	45,195
Westrock Co.	1,274	38,640

		224,236

Distributors 0.4%
LKQ Corp.*	1,350	42,849

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	193	42,082

Diversified Telecommunication Services 0.9%
AT&T, Inc.	1,077	32,105
CenturyLink, Inc.(a)	3,127	33,615
Verizon Communications, Inc.	561	33,251

		98,971

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	25

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities 2.1%
Edison International	628	$32,958
Exelon Corp.	940	34,696
FirstEnergy Corp.	812	23,215
NRG Energy, Inc.	1,037	35,683
Pinnacle West Capital Corp.	484	35,501
PPL Corp.	1,359	37,549
Southern Co. (The)	657	34,282

		233,884

Electrical Equipment 1.1%
Eaton Corp. PLC	384	39,206
Emerson Electric Co.	615	42,724
Rockwell Automation, Inc.	168	38,729

		120,659

Electronic Equipment, Instruments & Components 1.6%
CDW Corp.	273	31,027
FLIR Systems, Inc.	889	32,804
IPG Photonics Corp.*	217	35,095
TE Connectivity Ltd. (Switzerland)	440	42,504
Zebra Technologies Corp. (Class A Stock)*	134	38,395

		179,825

Energy Equipment & Services 0.3%
Baker Hughes Co. (Class A Stock)(a)	2,422	34,586

Entertainment 1.8%
Activision Blizzard, Inc.	458	38,252
Electronic Arts, Inc.*	268	37,378
Netflix, Inc.*	75	39,717
Take-Two Interactive Software, Inc.*	261	44,681
Walt Disney Co. (The)	285	37,583

		197,611

Equity Real Estate Investment Trusts (REITs) 3.5%
AvalonBay Communities, Inc.	225	35,563
Boston Properties, Inc.	378	32,837
Equinix, Inc.(a)	52	41,069
Equity Residential	595	33,588
Essex Property Trust, Inc.	151	32,693
Healthpeak Properties, Inc.	1,298	35,877

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Kimco Realty Corp.	2,653	$31,809
Mid-America Apartment Communities, Inc.	289	33,848
Prologis, Inc.	386	39,318
Regency Centers Corp.	709	28,154
SBA Communications Corp. (Class A Stock)	119	36,422

		381,178

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	103	35,809
Kroger Co. (The)	1,035	36,929
Walgreens Boots Alliance, Inc.	818	31,100
Walmart, Inc.	273	37,906

		141,744

Food Products 3.8%
Archer-Daniels-Midland Co.	852	38,136
Campbell Soup Co.	689	36,248
Conagra Brands, Inc.	1,078	41,352
General Mills, Inc.	574	36,707
Hershey Co. (The)	268	39,836
Hormel Foods Corp.	735	37,470
JM Smucker Co. (The)(a)	290	34,852
Kellogg Co.	511	36,235
Kraft Heinz Co. (The)	1,080	37,843
Mondelez International, Inc. (Class A Stock)	658	38,440
Tyson Foods, Inc. (Class A Stock)	572	35,922

		413,041

Health Care Equipment & Supplies 6.1%
Abbott Laboratories	413	45,211
ABIOMED, Inc.*	139	42,759
Baxter International, Inc.	374	32,564
Becton Dickinson & Co.	143	34,716
Danaher Corp.	217	44,804
DENTSPLY SIRONA, Inc.	707	31,723
Edwards Lifesciences Corp.*	492	42,233
Hologic, Inc.*	631	37,683
IDEXX Laboratories, Inc.*	107	41,843
Medtronic PLC (Ireland)	350	37,615
ResMed, Inc.(a)	205	37,060
STERIS PLC	226	36,079

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	27

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Stryker Corp.	184	$36,462
Teleflex, Inc.	102	40,081
Varian Medical Systems, Inc.*	263	45,675
West Pharmaceutical Services, Inc.	161	45,718
Zimmer Biomet Holdings, Inc.	298	41,982

		674,208

Health Care Providers & Services 3.9%
AmerisourceBergen Corp. (Class A Stock)	345	33,475
Anthem, Inc.	126	35,472
Centene Corp.*	549	33,665
Cigna Corp.	185	32,813
CVS Health Corp.	522	32,427
DaVita, Inc.*	407	35,311
Henry Schein, Inc.*	576	38,269
Humana, Inc.	92	38,196
Laboratory Corp. of America Holdings*	238	41,828
McKesson Corp.	228	34,984
Quest Diagnostics, Inc.	353	39,268
UnitedHealth Group, Inc.	118	36,881

		432,589

Health Care Technology 0.4%
Cerner Corp.	533	39,106

Hotels, Restaurants & Leisure 1.1%
Domino’s Pizza, Inc.	93	38,033
McDonald’s Corp.	187	39,928
Yum! Brands, Inc.	398	38,149

		116,110

Household Durables 1.5%
DR Horton, Inc.	620	44,249
Lennar Corp. (Class A Stock)(a)	572	42,797
Newell Brands, Inc.	2,024	32,344
NVR, Inc.*	11	45,852

		165,242

Household Products 1.1%
Colgate-Palmolive Co.	470	37,252
Kimberly-Clark Corp.	257	40,545

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Household Products (cont’d.)
Procter & Gamble Co. (The)	306	$42,329

		120,126

Independent Power & Renewable Electricity Producers 0.4%
AES Corp. (The)	2,530	44,907

Industrial Conglomerates 0.7%
3M Co.	218	35,538
Honeywell International, Inc.	219	36,256

		71,794

Insurance 2.6%
Allstate Corp. (The)(a)	367	34,131
Chubb Ltd. (Switzerland)	275	34,375
Globe Life, Inc.	415	34,229
Hartford Financial Services Group, Inc. (The)	859	34,747
Loews Corp.	1,019	36,541
MetLife, Inc.	923	35,499
Progressive Corp. (The)	396	37,636
Travelers Cos., Inc. (The)	285	33,071

		280,229

Interactive Media & Services 1.1%
Alphabet, Inc.,
(Class A Stock)*	24	39,109
(Class C Stock)*	24	39,220
Facebook, Inc. (Class A Stock)*	145	42,514

		120,843

Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.*	13	44,863
Booking Holdings, Inc.*	20	38,209
eBay, Inc.	703	38,510

		121,582

IT Services 3.7%
Accenture PLC (Ireland) (Class A Stock)	175	41,988
Akamai Technologies, Inc.*	347	40,401
Broadridge Financial Solutions, Inc.	280	38,472
Cognizant Technology Solutions Corp. (Class A Stock)	581	38,846
Gartner, Inc.(a)*	286	37,128

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	29

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
International Business Machines Corp.	264	$32,554
Jack Henry & Associates, Inc.	199	32,919
Leidos Holdings, Inc.	324	29,319
Paychex, Inc.	456	34,870
VeriSign, Inc.*	169	36,301
Visa, Inc. (Class A Stock)	178	37,734

		400,532

Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	407	40,871
Bio-Rad Laboratories, Inc. (Class A Stock)*	78	39,670
Illumina, Inc.*	96	34,293
Mettler-Toledo International, Inc.*	44	42,714
PerkinElmer, Inc.	389	45,793
Thermo Fisher Scientific, Inc.	106	45,472

		248,813

Machinery 3.4%
Cummins, Inc.	203	42,072
Dover Corp.	365	40,092
IDEX Corp.	239	43,075
Illinois Tool Works, Inc.	203	40,103
Otis Worldwide Corp.	616	38,746
PACCAR, Inc.	493	42,319
Pentair PLC (United Kingdom)	987	44,553
Snap-on, Inc.	264	39,143
Westinghouse Air Brake Technologies Corp.	594	39,531

		369,634

Media 2.1%
Charter Communications, Inc. (Class A Stock)*	67	41,246
Comcast Corp. (Class A Stock)	817	36,610
Discovery, Inc. (Class C Stock)(a)*	1,602	31,992
Fox Corp. (Class A Stock)	1,239	34,519
News Corp. (Class A Stock)	2,918	44,120
ViacomCBS, Inc. (Class B Stock)(a)	1,477	41,134

		229,621

Metals & Mining 0.8%
Newmont Corp.(a)	622	41,848
Nucor Corp.	895	40,687

		82,535

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail 1.1%
Dollar General Corp.	184	$37,146
Dollar Tree, Inc.*	384	36,968
Target Corp.	311	47,026

		121,140

Multi-Utilities 1.6%
Consolidated Edison, Inc.	493	35,171
Dominion Energy, Inc.	414	32,474
Public Service Enterprise Group, Inc.	648	33,851
Sempra Energy	261	32,273
WEC Energy Group, Inc.	402	37,820

		171,589

Oil, Gas & Consumable Fuels 2.0%
Cabot Oil & Gas Corp.	1,927	36,555
Diamondback Energy, Inc.	756	29,454
EOG Resources, Inc.	667	30,242
Exxon Mobil Corp.	749	29,915
HollyFrontier Corp.(a)	1,112	26,543
Kinder Morgan, Inc.	2,268	31,344
Pioneer Natural Resources Co.	361	37,519

		221,572

Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	601	37,382
Eli Lilly & Co.	224	33,239
Johnson & Johnson	255	39,120
Merck & Co., Inc.	426	36,325
Perrigo Co. PLC (Ireland)	645	33,734
Pfizer, Inc.	1,019	38,508
Zoetis, Inc. (Class A Stock)	255	40,825

		259,133

Professional Services 0.7%
Robert Half International, Inc.	634	33,729
Verisk Analytics, Inc. (Class A Stock)	210	39,201

		72,930

Road & Rail 2.3%
CSX Corp.	504	38,536
JB Hunt Transport Services, Inc.	320	44,973
Kansas City Southern	237	43,143

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	31

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Norfolk Southern Corp.	200	$42,506
Old Dominion Freight Line, Inc.	214	43,266
Union Pacific Corp.	206	39,643

		252,067

Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.*	632	57,398
Analog Devices, Inc.(a)	284	33,194
Applied Materials, Inc.	610	37,576
Broadcom, Inc.(a)	113	39,228
Intel Corp.	540	27,513
KLA Corp.	181	37,130
Maxim Integrated Products, Inc.	598	40,927
Micron Technology, Inc.(a)*	670	30,492
NVIDIA Corp.	93	49,753
Qorvo, Inc.*	312	40,020
QUALCOMM, Inc.	391	46,568
Skyworks Solutions, Inc.	272	39,399
Texas Instruments, Inc.	291	41,366
Xilinx, Inc.	367	38,227

		558,791

Software 4.7%
Adobe, Inc.*	80	41,071
ANSYS, Inc.*	131	44,410
Autodesk, Inc.*	145	35,626
Cadence Design Systems, Inc.*	370	41,037
Citrix Systems, Inc.	218	31,654
Fortinet, Inc.*	255	33,661
Intuit, Inc.	121	41,792
Microsoft Corp.	173	39,017
Oracle Corp.	648	37,079
salesforce.com, Inc.*	194	52,894
ServiceNow, Inc.(a)*	88	42,418
Synopsys, Inc.(a)*	181	40,055
Tyler Technologies, Inc.*	105	36,258

		516,972

Specialty Retail 2.6%
AutoZone, Inc.*	31	37,085
Best Buy Co., Inc.	435	48,246

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Home Depot, Inc. (The)	154	$43,896
Lowe’s Cos., Inc.(a)	260	42,819
O’Reilly Automotive, Inc.*	82	38,182
Tractor Supply Co.	270	40,184
Ulta Beauty, Inc.*	159	36,917

		287,329

Technology Hardware, Storage & Peripherals 1.4%

Apple, Inc.(a)	384	49,551
NetApp, Inc.	826	39,144
Seagate Technology PLC	653	31,338
Western Digital Corp.	804	30,890

		150,923

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc. (Class B Stock)	343	38,378

Tobacco 0.6%
Altria Group, Inc.	819	35,823
Philip Morris International, Inc.	445	35,507

		71,330

Trading Companies & Distributors 0.7%
Fastenal Co.	829	40,505
WW Grainger, Inc.	114	41,659

		82,164

Water Utilities 0.3%
American Water Works Co., Inc.	252	35,618

TOTAL LONG-TERM INVESTMENTS (cost $9,479,917)		10,887,962

SHORT-TERM INVESTMENTS 8.1%

AFFILIATED MUTUAL FUND 7.6%
PGIM Institutional Money Market Fund (cost $835,060; includes $835,017 of cash collateral for securities on loan)(b)(w)	835,165	834,998

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	33

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

TIME DEPOSIT 0.5%
JPMorgan Chase (cost $52,147)	0.010%	09/01/20	52	$52,147

TOTAL SHORT-TERM INVESTMENTS (cost $887,207)				887,145

TOTAL INVESTMENTS 107.5% (cost $10,367,124)				11,775,107
Liabilities in excess of other assets (7.5)%				(816,985)

NET ASSETS 100.0%				$10,958,122

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $809,164; cash collateral of $835,017 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

34

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$246,925	$—	$—
Air Freight & Logistics	140,369	—	—
Auto Components	40,103	—	—
Automobiles	78,277	—	—
Banks	95,676	—	—
Beverages	189,973	—	—
Biotechnology	275,536	—	—
Building Products	200,806	—	—
Capital Markets	403,719	—	—
Chemicals	359,494	—	—
Commercial Services & Supplies	120,427	—	—
Communications Equipment	143,592	—	—
Construction & Engineering	85,442	—	—
Consumer Finance	39,150	—	—
Containers & Packaging	224,236	—	—
Distributors	42,849	—	—
Diversified Financial Services	42,082	—	—
Diversified Telecommunication Services	98,971	—	—
Electric Utilities	233,884	—	—
Electrical Equipment	120,659	—	—
Electronic Equipment, Instruments & Components	179,825	—	—
Energy Equipment & Services	34,586	—	—
Entertainment	197,611	—	—
Equity Real Estate Investment Trusts (REITs)	381,178	—	—
Food & Staples Retailing	141,744	—	—
Food Products	413,041	—	—
Health Care Equipment & Supplies	674,208	—	—
Health Care Providers & Services	432,589	—	—
Health Care Technology	39,106	—	—
Hotels, Restaurants & Leisure	116,110	—	—
Household Durables	165,242	—	—
Household Products	120,126	—	—
Independent Power & Renewable Electricity Producers	44,907	—	—
Industrial Conglomerates	71,794	—	—
Insurance	280,229	—	—
Interactive Media & Services	120,843	—	—
Internet & Direct Marketing Retail	121,582	—	—
IT Services	400,532	—	—
Life Sciences Tools & Services	248,813	—	—
Machinery	369,634	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	35

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Media	$229,621	$—	$—
Metals & Mining	82,535	—	—
Multiline Retail	121,140	—	—
Multi-Utilities	171,589	—	—
Oil, Gas & Consumable Fuels	221,572	—	—
Pharmaceuticals	259,133	—	—
Professional Services	72,930	—	—
Road & Rail	252,067	—	—
Semiconductors & Semiconductor Equipment	558,791	—	—
Software	516,972	—	—
Specialty Retail	287,329	—	—
Technology Hardware, Storage & Peripherals	150,923	—	—
Textiles, Apparel & Luxury Goods	38,378	—	—
Tobacco	71,330	—	—
Trading Companies & Distributors	82,164	—	—
Water Utilities	35,618	—	—
Affiliated Mutual Fund	834,998	—	—
Time Deposit	—	52,147	—

Total	$11,722,960	$52,147	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Affiliated Mutual Fund (7.6% represents investments purchased with collateral from securities on loan)	7.6%
Health Care Equipment & Supplies	6.1
Semiconductors & Semiconductor Equipment	5.1
Software	4.7
Health Care Providers & Services	3.9
Food Products	3.8
Capital Markets	3.7
IT Services	3.7
Equity Real Estate Investment Trusts (REITs)	3.5
Machinery	3.4
Chemicals	3.3
Specialty Retail	2.6
Insurance	2.6
Biotechnology	2.5
Pharmaceuticals	2.4
Road & Rail	2.3
Life Sciences Tools & Services	2.3%
Aerospace & Defense	2.2
Electric Utilities	2.1
Media	2.1
Containers & Packaging	2.0
Oil, Gas & Consumable Fuels	2.0
Building Products	1.8
Entertainment	1.8
Beverages	1.7
Electronic Equipment, Instruments & Components	1.6
Multi-Utilities	1.6
Household Durables	1.5
Technology Hardware, Storage & Peripherals	1.4
Communications Equipment	1.3
Food & Staples Retailing	1.3
Air Freight & Logistics	1.3
Internet & Direct Marketing Retail	1.1
Multiline Retail	1.1

See Notes to Financial Statements.

36

Industry Classification (cont’d.)
Interactive Media & Services	1.1%
Electrical Equipment	1.1
Commercial Services & Supplies	1.1
Household Products	1.1
Hotels, Restaurants & Leisure	1.1
Diversified Telecommunication Services	0.9
Banks	0.9
Construction & Engineering	0.8
Metals & Mining	0.8
Trading Companies & Distributors	0.7
Automobiles	0.7
Professional Services	0.7
Industrial Conglomerates	0.7
Tobacco	0.6

Time Deposit	0.5%
Independent Power & Renewable Electricity Producers	0.4
Distributors	0.4
Diversified Financial Services	0.4
Auto Components	0.4
Consumer Finance	0.4
Health Care Technology	0.4
Textiles, Apparel & Luxury Goods	0.3
Water Utilities	0.3
Energy Equipment & Services	0.3

107.5
Liabilities in excess of other assets	(7.5)

100.0%

Financial Instruments/Transactions-Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$809,164	$(809,164)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	37

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $809,164:
Unaffiliated investments (cost $9,532,064)	$10,940,109
Affiliated investments (cost $835,060)	834,998
Interest and dividends receivable	19,605

Total Assets	11,794,712

Liabilities
Payable to broker for collateral for securities on loan	835,017
Management fee payable	1,554
Other liabilities	19

Total Liabilities	836,590

Net Assets	$10,958,122

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,206,775
Total distributable earnings (loss)	751,147

Net assets, August 31, 2020	$10,958,122

Net asset value, offering price and redemption price per share, ($10,958,122 / 200,000 shares of common stock issued and outstanding)	$54.79

See Notes to Financial Statements.

38

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$1,161
Unaffiliated dividend income (net of $792 foreign withholding tax)	222,687
Income from securities lending, net (including affiliated income of $74)	93
Miscellaneous Income	22

Total income	223,963

Expenses
Management fee	17,590

Total expenses	17,590

Net investment income (loss)	206,373

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14))	(609,299)
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(62))	1,189,934

Net gain (loss) on investment transactions	580,635

Net Increase (Decrease) In Net Assets Resulting From Operations	$787,008

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	39

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$206,373	$198,181
Net realized gain (loss) on investments and in-kind redemptions	(609,299)	177,495
Net change in unrealized appreciation (depreciation) on investments	1,189,934	218,049

Net increase (decrease) in net assets resulting from operations	787,008	593,725

Dividends and Distributions
Distributions from distributable earnings	(208,630)	(150,716)

Fund share transactions
Net proceeds from shares sold	—	15,004,125
Cost of shares reacquired	—	(5,067,390)

Net increase (decrease) in net assets from Fund share transactions	—	9,936,735

Total increase (decrease)	578,378	10,379,744

Net Assets:
Beginning of period	10,379,744	—

End of period	$10,958,122	$10,379,744

*	For the period from October 17, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

40

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments

as of August 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS 99.6%

Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc.*	431	$17,830
Kaman Corp.(a)	428	19,795
Kratos Defense & Security Solutions, Inc.*	1,136	22,209
Parsons Corp.*	496	16,497
Vectrus, Inc.*	356	15,454

		91,785

Air Freight & Logistics 0.6%
Air Transport Services Group, Inc.*	769	19,548
Atlas Air Worldwide Holdings, Inc.*	434	24,473
Forward Air Corp.	359	21,178

		65,199

Airlines 0.2%
Allegiant Travel Co. (Class A Stock)	158	20,319

Auto Components 1.0%
Dorman Products, Inc.*	264	22,358
Gentherm, Inc.(a)*	413	18,680
LCI Industries	155	17,613
Standard Motor Products, Inc.	428	19,448
XPEL, Inc.*	1,103	27,465

		105,564

Automobiles 0.1%
Winnebago Industries, Inc.(a)	264	14,251

Banks 0.7%
Cambridge Bancorp	298	16,342
First Foundation, Inc.	1,114	16,922
Glacier Bancorp, Inc.	508	17,823
Investors Bancorp, Inc.	2,134	16,539

		67,626

Beverages 0.6%
Coca-Cola Consolidated, Inc.	76	20,771
MGP Ingredients, Inc.	473	16,815
National Beverage Corp.*	288	23,420

		61,006

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	41

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology 14.5%
89bio, Inc.*	881	$33,918
Abeona Therapeutics, Inc.*	6,130	14,405
ADMA Biologics, Inc.(a)*	5,964	15,208
Aduro Biotech, Inc.*	7,855	24,350
Aimmune Therapeutics, Inc.*	1,018	34,836
Akcea Therapeutics, Inc.*	1,232	22,521
Akebia Therapeutics, Inc.*	1,385	14,418
Akero Therapeutics, Inc.*	768	25,037
Albireo Pharma, Inc.*	645	17,944
Alector, Inc.*	748	9,664
Anavex Life Sciences Corp.(a)*	3,470	14,713
Apellis Pharmaceuticals, Inc.*	572	17,635
Applied Therapeutics, Inc.*	494	11,905
Aprea Therapeutics, Inc.*	437	11,843
Aravive, Inc.*	1,466	8,356
Ardelyx, Inc.*	2,674	15,349
Arena Pharmaceuticals, Inc.*	280	19,550
Arrowhead Pharmaceuticals, Inc.*	413	17,445
Assembly Biosciences, Inc.*	750	16,402
Athenex, Inc.*	1,314	15,098
Avid Bioservices, Inc.*	3,016	25,304
Avrobio, Inc.*	1,002	17,355
BioSpecifics Technologies Corp.*	298	19,221
Calithera Biosciences, Inc.*	3,370	13,581
CASI Pharmaceuticals, Inc.*	7,123	12,180
Castle Biosciences, Inc.*	496	22,682
Catabasis Pharmaceuticals, Inc.*	2,517	16,612
Catalyst Pharmaceuticals, Inc.*	3,858	12,654
Cellular Biomedicine Group, Inc.*	1,181	21,943
Centogene NV (Germany)*	833	9,663
Cidara Therapeutics, Inc.*	4,692	14,921
Coherus Biosciences, Inc.*	1,015	19,255
Constellation Pharmaceuticals, Inc.*	614	12,925
Deciphera Pharmaceuticals, Inc.*	301	13,548
Denali Therapeutics, Inc.*	742	23,670
Eagle Pharmaceuticals, Inc.*	336	13,332
Emergent BioSolutions, Inc.(a)*	243	27,714
Enanta Pharmaceuticals, Inc.(a)*	359	18,736
Exicure, Inc.*	7,038	14,006
FibroGen, Inc.*	433	19,411
Frequency Therapeutics, Inc.(a)*	826	15,975
G1 Therapeutics, Inc.*	727	11,159

See Notes to Financial Statements.

42

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Galera Therapeutics, Inc.*	2,174	$16,979
Gossamer Bio, Inc.*	1,403	19,502
Halozyme Therapeutics, Inc.(a)*	681	19,746
Heron Therapeutics, Inc.*	1,161	16,602
Homology Medicines, Inc.*	1,172	12,458
Ironwood Pharmaceuticals, Inc. (Class A Stock)(a)*	1,728	17,453
Kadmon Holdings, Inc.*	3,403	17,015
Kodiak Sciences, Inc.*	328	17,250
Krystal Biotech, Inc.*	426	20,367
Kura Oncology, Inc.*	1,060	26,383
Lexicon Pharmaceuticals, Inc.(a)*	8,886	15,551
Ligand Pharmaceuticals, Inc.*	156	15,912
Magenta Therapeutics, Inc.*	2,372	17,244
MeiraGTx Holdings PLC*	1,441	18,747
Natera, Inc.*	369	23,509
NextCure, Inc.*	792	7,120
Organogenesis Holdings, Inc. (Class A Stock)*	4,606	19,829
Oyster Point Pharma, Inc.*	616	14,020
Pfenex, Inc.*	2,089	26,175
Pieris Pharmaceuticals, Inc.*	5,515	15,773
Prevail Therapeutics, Inc.*	1,200	14,700
Principia Biopharma, Inc.*	313	31,303
PTC Therapeutics, Inc.*	321	15,865
Puma Biotechnology, Inc.*	1,720	17,699
Radius Health, Inc.*	1,325	16,404
Retrophin, Inc.*	979	19,179
Rhythm Pharmaceuticals, Inc.*	807	23,815
Rigel Pharmaceuticals, Inc.*	9,775	24,340
Rocket Pharmaceuticals, Inc.*	898	22,962
Sangamo Therapeutics, Inc.*	2,091	23,074
SpringWorks Therapeutics, Inc.*	419	18,608
Sutro Biopharma, Inc.*	2,235	22,372
Ultragenyx Pharmaceutical, Inc.*	239	20,329
UNITY Biotechnology, Inc.*	2,029	6,371
Veracyte, Inc.*	719	23,950
Vericel Corp.*	1,297	20,557
Viela Bio, Inc.*	411	13,847
Voyager Therapeutics, Inc.*	1,558	18,369
Xencor, Inc.*	546	19,520
XOMA Corp.*	805	15,311

		1,482,654

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	43

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 1.8%
AAON, Inc.	328	$18,673
Apogee Enterprises, Inc.	746	15,614
Builders FirstSource, Inc.(a)*	860	26,333
Cornerstone Building Brands, Inc.*	2,937	23,379
CSW Industrials, Inc.	257	18,568
Gibraltar Industries, Inc.*	371	23,167
PGT Innovations, Inc.*	1,141	20,686
Simpson Manufacturing Co., Inc.	213	20,947
UFP Industries, Inc.	358	21,247

		188,614

Capital Markets 2.2%
Artisan Partners Asset Management, Inc. (Class A Stock)	571	22,103
Assetmark Financial Holdings, Inc.*	662	15,987
Brightsphere Investment Group, Inc.	1,396	19,349
Cohen & Steers, Inc.	263	15,912
Cowen, Inc. (Class A Stock)	1,113	20,134
Federated Hermes, Inc. (Class B Stock)	737	17,622
GAMCO Investors, Inc. (Class A Stock)	1,339	16,898
Houlihan Lokey, Inc. (Class A Stock)	293	17,170
Moelis & Co. (Class A Stock)	571	18,221
PJT Partners, Inc. (Class A Stock)	346	20,476
Silvercrest Asset Management Group, Inc. (Class A Stock)	1,424	17,857
Virtus Investment Partners, Inc.	156	22,136

		223,865

Chemicals 2.6%
American Vanguard Corp.	1,290	18,254
Balchem Corp.	187	18,270
Chase Corp.	174	16,977
Ferro Corp.*	1,394	17,383
GCP Applied Technologies, Inc.*	979	25,513
Hawkins, Inc.	406	20,389
HB Fuller Co.	396	19,075
Ingevity Corp.*	341	19,154
Innospec, Inc.	233	17,403
Orion Engineered Carbons SA (Luxembourg)	1,688	20,509
PQ Group Holdings, Inc.*	1,334	15,541
Sensient Technologies Corp.	324	17,891
Stepan Co.	175	20,176
Trinseo SA	805	20,053

		266,588

See Notes to Financial Statements.

44

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies 1.1%
Brady Corp. (Class A Stock)	376	$17,631
Healthcare Services Group, Inc.(a)	717	14,913
Interface, Inc. (Class A Stock)	1,990	15,044
McGrath RentCorp	328	21,766
Tetra Tech, Inc.	225	20,770
UniFirst Corp.	100	19,262

		109,386

Communications Equipment 1.4%
CalAmp Corp.*	2,271	18,554
Calix, Inc.*	1,191	23,165
Casa Systems, Inc.*	4,366	19,865
Clearfield, Inc.*	1,337	23,531
Genasys, Inc.*	3,533	17,665
InterDigital, Inc.(a)	308	18,834
Viavi Solutions, Inc.*	1,389	18,523

		140,137

Construction & Engineering 1.7%
Comfort Systems USA, Inc.	440	22,295
Construction Partners, Inc. (Class A Stock)*	1,004	18,765
EMCOR Group, Inc.	270	20,253
IES Holdings, Inc.*	826	23,814
MasTec, Inc.*	395	18,253
MYR Group, Inc.*	613	23,790
Primoris Services Corp.	1,003	19,117
Sterling Construction Co., Inc.*	1,716	24,264

		170,551

Consumer Finance 0.3%
FirstCash, Inc.	266	15,893
Green Dot Corp. (Class A Stock)*	367	19,106

		34,999

Containers & Packaging 0.2%
Myers Industries, Inc.	1,321	20,211

Distributors 0.2%
Core-Mark Holding Co., Inc.	710	23,728

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	45

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services 0.7%
Collectors Universe, Inc.	494	$21,978
Perdoceo Education Corp.*	1,122	16,123
Strategic Education, Inc.	107	10,975
Universal Technical Institute, Inc.*	2,678	18,880

		67,956

Diversified Telecommunication Services 0.9%
Cogent Communications Holdings, Inc.	225	15,134
Consolidated Communications Holdings, Inc.*	2,753	21,418
IDT Corp. (Class B Stock)*	2,573	16,776
Ooma, Inc.*	1,135	15,481
Vonage Holdings Corp.*	1,806	20,679

		89,488

Electric Utilities 0.8%
Genie Energy Ltd. (Class B Stock)	2,423	21,419
MGE Energy, Inc.	276	17,937
Otter Tail Corp.	456	17,716
Spark Energy, Inc. (Class A Stock)	2,492	22,902

		79,974

Electrical Equipment 1.1%
Allied Motion Technologies, Inc.	515	21,934
Atkore International Group, Inc.*	657	17,562
EnerSys	273	19,650
Orion Energy Systems, Inc.*	5,283	33,706
Vicor Corp.(a)*	245	21,322

		114,174

Electronic Equipment, Instruments & Components 2.3%
Badger Meter, Inc.	259	15,978
ePlus, Inc.*	246	18,873
Fabrinet (Thailand)*	292	20,376
FARO Technologies, Inc.*	321	18,136
Insight Enterprises, Inc.*	342	20,453
Iteris, Inc.*	3,727	17,032
Itron, Inc.*	273	16,263
Luna Innovations, Inc.*	3,010	19,264
Methode Electronics, Inc.	562	15,910
Novanta, Inc.*	174	18,648
OSI Systems, Inc.*	238	18,742

See Notes to Financial Statements.

46

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Plexus Corp.(a)*	267	$20,311
Rogers Corp.*	150	16,997

		236,983

Energy Equipment & Services 0.2%
DMC Global, Inc.	651	23,065

Entertainment 0.1%
Glu Mobile, Inc.*	1,916	15,213

Equity Real Estate Investment Trusts (REITs) 3.6%
Alexander’s, Inc.	73	18,620
CareTrust REIT, Inc.	1,024	19,835
CatchMark Timber Trust, Inc. (Class A Stock)	2,013	19,989
CIM Commercial Trust Corp.	1,655	17,096
Clipper Realty, Inc.	2,191	14,614
Community Healthcare Trust, Inc.	430	20,081
Easterly Government Properties, Inc.	765	18,505
Four Corners Property Trust, Inc.	675	17,044
Gladstone Commercial Corp.	946	18,551
Gladstone Land Corp.	1,123	17,676
LTC Properties, Inc.	470	17,150
Monmouth Real Estate Investment Corp.	1,142	16,571
National Health Investors, Inc.	292	18,177
National Storage Affiliates Trust	559	19,179
NexPoint Residential Trust, Inc.	558	23,101
Plymouth Industrial REIT, Inc.	1,415	18,890
PS Business Parks, Inc.	135	17,037
QTS Realty Trust, Inc. (Class A Stock)	280	18,990
Terreno Realty Corp.	314	18,727
UMH Properties, Inc.	1,368	19,891

		369,724

Food & Staples Retailing 0.5%
BJ’s Wholesale Club Holdings, Inc.*	464	20,606
Natural Grocers by Vitamin Cottage, Inc.	1,191	13,959
PriceSmart, Inc.(a)	268	17,621

		52,186

Food Products 1.7%
B&G Foods, Inc.	719	22,390
Calavo Growers, Inc.	286	18,152

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	47

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Cal-Maine Foods, Inc.*	400	$15,436
Freshpet, Inc.*	216	24,538
J&J Snack Foods Corp.	142	19,305
John B Sanfilippo & Son, Inc.	211	16,804
Lancaster Colony Corp.	116	20,615
Sanderson Farms, Inc.(a)	154	18,012
Tootsie Roll Industries, Inc.(a)	524	16,763

		172,015

Gas Utilities 1.0%
Brookfield Infrastructure Corp. (Canada) (Class A Stock)	398	19,868
Chesapeake Utilities Corp.	213	17,424
ONE Gas, Inc.	235	17,418
RGC Resources, Inc.	740	17,257
South Jersey Industries, Inc.	716	15,859
Southwest Gas Holdings, Inc.	261	16,409

		104,235

Health Care Equipment & Supplies 5.4%
Accuray, Inc.*	7,915	18,442
Alphatec Holdings, Inc.*	3,765	22,552
Antares Pharma, Inc.*	6,332	17,920
AtriCure, Inc.*	395	17,668
Atrion Corp.	28	17,688
AxoGen, Inc.*	1,923	22,826
BioLife Solutions, Inc.*	1,150	24,518
Cantel Medical Corp.	400	20,992
Cardiovascular Systems, Inc.*	567	18,524
CONMED Corp.	235	20,283
CryoLife, Inc.*	856	17,308
Cutera, Inc.*	1,457	23,851
Electromed, Inc.*	1,189	14,720
Heska Corp.*	193	19,995
Integer Holdings Corp.(a)*	225	15,583
iRadimed Corp.*	752	15,942
Lantheus Holdings, Inc.*	1,255	16,842
LeMaitre Vascular, Inc.	677	21,854
LivaNova PLC (United Kingdom)*	374	17,541
Meridian Bioscience, Inc.*	807	11,411
Merit Medical Systems, Inc.*	422	20,720
Natus Medical, Inc.(a)*	820	14,891
Neogen Corp.(a)*	234	17,831

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
OraSure Technologies, Inc.*	1,590	$18,635
Repro-Med Systems, Inc.*	1,994	17,328
Retractable Technologies, Inc.*	2,576	16,280
Rockwell Medical, Inc.(a)*	9,116	11,942
STAAR Surgical Co.*	287	13,762
Surmodics, Inc.*	407	18,417
Utah Medical Products, Inc.	176	14,458
Zynex, Inc.(a)*	759	11,233

		551,957

Health Care Providers & Services 2.4%
AMN Healthcare Services, Inc.*	384	20,674
Apollo Medical Holdings, Inc.*	1,066	20,137
CorVel Corp.*	247	20,506
Ensign Group, Inc. (The)	418	24,470
LHC Group, Inc.*	103	21,469
Magellan Health, Inc.*	250	18,865
National Research Corp.	282	15,792
Providence Service Corp. (The)*	222	20,555
R1 RCM, Inc.*	1,621	23,504
RadNet, Inc.*	1,173	16,915
Select Medical Holdings Corp.*	1,226	24,606
Viemed Healthcare, Inc.*	1,721	18,707

		246,200

Health Care Technology 1.7%
Allscripts Healthcare Solutions, Inc.(a)*	2,696	24,075
Evolent Health, Inc. (Class A Stock)*	2,369	33,948
HMS Holdings Corp.*	557	15,535
Inovalon Holdings, Inc. (Class A Stock)*	867	21,454
Omnicell, Inc.(a)*	256	17,070
Simulations Plus, Inc.	301	17,933
Tabula Rasa HealthCare, Inc.*	328	16,597
Vocera Communications, Inc.*	863	24,155

		170,767

Hotels, Restaurants & Leisure 1.1%
Hilton Grand Vacations, Inc.*	906	19,850
Marriott Vacations Worldwide Corp.	225	21,301
Monarch Casino & Resort, Inc.*	517	23,787
Papa John’s International, Inc.	225	22,115

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	49

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Wingstop, Inc.(a)	129	$21,079

		108,132

Household Durables 2.1%
Cavco Industries, Inc.*	87	16,609
Helen of Troy Ltd.*	96	19,855
iRobot Corp.*	210	15,546
KB Home	587	20,991
LGI Homes, Inc.(a)*	205	22,931
Lovesac Co. (The)*	639	16,914
Meritage Homes Corp.(a)*	239	22,951
Purple Innovation, Inc. (Class A Stock)*	970	18,343
Skyline Champion Corp.*	726	20,720
TopBuild Corp.*	168	25,839
Universal Electronics, Inc.*	383	15,734

		216,433

Household Products 0.4%
Central Garden & Pet Co.*	486	19,775
Central Garden & Pet Co. (Class A Stock)*	516	19,175

		38,950

Independent Power & Renewable Electricity Producers 0.4%
Clearway Energy, Inc.,
(Class A Stock)	841	20,310
(Class C Stock)	765	19,515

		39,825

Insurance 0.7%
James River Group Holdings Ltd. (Bermuda)	393	19,143
National General Holdings Corp.	865	29,454
Universal Insurance Holdings, Inc.	1,015	18,828

		67,425

Interactive Media & Services 0.6%
Eventbrite, Inc. (Class A Stock)*	2,043	21,962
QuinStreet, Inc.*	1,882	24,749
Yelp, Inc. (Class A Stock)*	819	18,935

		65,646

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail 1.4%
1-800-Flowers.com, Inc. (Class A Stock)*	868	$25,980
CarParts.com, Inc.*	1,994	28,016
PetMed Express, Inc.(a)	495	17,206
Quotient Technology, Inc.*	2,420	21,078
Shutterstock, Inc.	507	25,512
Stamps.com, Inc.*	100	24,934

		142,726

IT Services 3.5%
Brightcove, Inc.*	2,327	25,876
Cass Information Systems, Inc.	458	17,935
CSG Systems International, Inc.(a)	421	17,922
Endurance International Group Holdings, Inc.*	4,398	28,631
EVERTEC, Inc. (Puerto Rico)	636	22,273
ExlService Holdings, Inc.*	282	17,961
Hackett Group, Inc. (The)	1,300	16,393
KBR, Inc.	768	19,192
ManTech International Corp. (Class A Stock)	258	19,311
MAXIMUS, Inc.	249	19,310
NIC, Inc.(a)	768	16,420
Perficient, Inc.*	508	21,798
Perspecta, Inc.	721	14,975
PFSweb, Inc.*	2,506	21,176
Sykes Enterprises, Inc.*	644	21,320
TTEC Holdings, Inc.	377	21,372
Tucows, Inc. (Canada) (Class A Stock)*	315	19,914
Virtusa Corp.(a)*	555	21,945

		363,724

Leisure Products 1.1%
Acushnet Holdings Corp.	509	17,963
Johnson Outdoors, Inc. (Class A Stock)	201	17,228
Malibu Boats, Inc. (Class A Stock)*	349	18,096
Marine Products Corp.	1,278	18,467
Sturm Ruger & Co., Inc.	240	17,006
YETI Holdings, Inc.*	412	21,168

		109,928

Life Sciences Tools & Services 1.1%
Champions Oncology, Inc.*	1,900	15,732
ChromaDex Corp.*	3,875	19,181
Luminex Corp.	584	15,587

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	51

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
Medpace Holdings, Inc.*	208	$26,997
Pacific Biosciences of California, Inc.*	5,100	33,660

		111,157

Machinery 3.6%
Alamo Group, Inc.	174	19,297
Albany International Corp. (Class A Stock)	291	15,103
Blue Bird Corp.*	1,166	13,269
ESCO Technologies, Inc.	210	18,883
Evoqua Water Technologies Corp.*	991	20,276
Federal Signal Corp.	595	19,111
Franklin Electric Co., Inc.	338	20,064
Gorman-Rupp Co. (The)	577	18,435
Helios Technologies, Inc.	469	19,281
Kadant, Inc.	189	22,007
Lindsay Corp.	195	19,486
Mueller Water Products, Inc. (Class A Stock)	1,906	20,585
Omega Flex, Inc.	169	22,264
Proto Labs, Inc.*	154	22,638
RBC Bearings, Inc.*	134	17,693
Rexnord Corp.(a)	576	16,681
Shyft Group, Inc. (The)	1,058	21,128
Tennant Co.	272	18,080
Watts Water Technologies, Inc. (Class A Stock)	218	20,874

		365,155

Media 1.1%
AMC Networks, Inc. (Class A Stock)(a)*	751	18,242
Daily Journal Corp.*	67	18,438
Gray Television, Inc.*	1,278	19,835
Loral Space & Communications, Inc.	873	20,577
Meredith Corp.	1,070	14,980
TechTarget, Inc.*	586	23,252

		115,324

Metals & Mining 0.4%
Caledonia Mining Corp. PLC (South Africa)	1,177	21,398
Materion Corp.	291	15,886

		37,284

Mortgage Real Estate Investment Trusts (REITs) 0.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	624	26,495

See Notes to Financial Statements.

52

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail 0.2%
Big Lots, Inc.(a)	408	$19,237

Paper & Forest Products 0.4%
Boise Cascade Co.	476	21,801
Louisiana-Pacific Corp.	701	23,091

		44,892

Personal Products 0.9%
elf Beauty, Inc.*	938	18,319
Inter Parfums, Inc.	370	16,528
Lifevantage Corp.*	1,360	20,427
Medifast, Inc.	129	20,991
USANA Health Sciences, Inc.*	243	19,054

		95,319

Pharmaceuticals 5.1%
Aerie Pharmaceuticals, Inc.*	1,180	12,980
Agile Therapeutics, Inc.(a)*	6,375	20,400
Amneal Pharmaceuticals, Inc.*	4,038	16,596
Amphastar Pharmaceuticals, Inc.*	795	16,202
ANI Pharmaceuticals, Inc.*	564	17,687
Avenue Therapeutics, Inc.*	1,588	17,674
BioDelivery Sciences International, Inc.*	3,969	15,519
Cara Therapeutics, Inc.*	1,048	16,244
Cerecor, Inc.*	6,954	17,107
Chiasma, Inc.*	3,130	17,184
Collegium Pharmaceutical, Inc.*	1,026	19,555
Corcept Therapeutics, Inc.(a)*	1,050	13,335
Durect Corp.*	7,038	12,211
Eloxx Pharmaceuticals, Inc.*	5,712	17,621
Harrow Health, Inc.*	3,313	22,827
Innoviva, Inc.*	1,159	13,572
Intersect ENT, Inc.*	1,369	27,489
Intra-Cellular Therapies, Inc.*	698	12,718
Kala Pharmaceuticals, Inc.*	1,713	15,246
NGM Biopharmaceuticals, Inc.*	898	16,748
Odonate Therapeutics, Inc.*	412	6,654
Osmotica Pharmaceuticals PLC*	2,587	15,367
Pacira BioSciences, Inc.*	338	21,132
Phathom Pharmaceuticals, Inc.*	523	19,225
Phibro Animal Health Corp. (Class A Stock)(a)	686	14,722
Prestige Consumer Healthcare, Inc.(a)*	480	17,486

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	53

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Satsuma Pharmaceuticals, Inc.*	629	$14,486
SIGA Technologies, Inc.*	2,814	19,557
Strongbridge Biopharma PLC*	4,465	17,146
Supernus Pharmaceuticals, Inc.*	794	17,460
Tricida, Inc.*	688	7,272
Verrica Pharmaceuticals, Inc.*	1,250	11,487

		520,909

Professional Services 1.4%
ASGN, Inc.*	268	19,234
CBIZ, Inc.*	745	18,118
CRA International, Inc.	448	19,045
Exponent, Inc.(a)	204	16,413
Franklin Covey Co.*	798	15,753
ICF International, Inc.	284	19,400
Insperity, Inc.	279	18,796
Kforce, Inc.	613	21,050

		147,809

Real Estate Management & Development 1.3%
Cushman & Wakefield PLC*	1,419	16,475
eXp World Holdings, Inc.*	1,025	45,592
Griffin Industrial Realty, Inc.	319	16,964
Marcus & Millichap, Inc.*	630	17,772
RMR Group, Inc. (The) (Class A Stock)	587	16,565
St. Joe Co. (The)*	904	20,982

		134,350

Road & Rail 0.4%
Universal Logistics Holdings, Inc.	1,033	22,210
Werner Enterprises, Inc.(a)	412	18,956

		41,166

Semiconductors & Semiconductor Equipment 3.9%
Advanced Energy Industries, Inc.(a)*	269	19,938
Ambarella, Inc.*	396	20,869
Amkor Technology, Inc.(a)*	1,481	18,061
Axcelis Technologies, Inc.*	654	15,454
Brooks Automation, Inc.(a)	410	21,168
Cabot Microelectronics Corp.	132	20,102
CEVA, Inc.*	488	20,618

See Notes to Financial Statements.

54

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
CyberOptics Corp.*	557	$17,852
Diodes, Inc.*	335	16,368
DSP Group, Inc.*	1,069	15,330
FormFactor, Inc.*	626	16,357
Ichor Holdings Ltd.*	706	17,763
NeoPhotonics Corp.*	2,043	13,606
NVE Corp.	298	15,922
Onto Innovation, Inc.*	522	16,307
PDF Solutions, Inc.*	918	19,003
Power Integrations, Inc.	288	16,119
Semtech Corp.*	360	21,114
Silicon Laboratories, Inc.*	182	18,639
SMART Global Holdings, Inc.*	695	17,514
Synaptics, Inc.(a)*	300	25,599
Ultra Clean Holdings, Inc.*	801	19,641

		403,344

Software 8.3%
A10 Networks, Inc.*	2,646	22,623
ACI Worldwide, Inc.*	665	19,538
Agilysys, Inc.*	972	24,660
Alarm.com Holdings, Inc.*	276	16,524
Altair Engineering, Inc. (Class A Stock)*	453	19,035
American Software, Inc. (Class A Stock)	1,031	14,599
Appfolio, Inc. (Class A Stock)*	110	18,483
Blackbaud, Inc.(a)	308	19,666
Bottomline Technologies DE, Inc.*	358	17,052
Box, Inc. (Class A Stock)*	870	17,078
ChannelAdvisor Corp.*	1,187	19,965
Cloudera, Inc.*	1,357	17,926
CommVault Systems, Inc.*	461	19,929
Cornerstone OnDemand, Inc.(a)*	426	15,025
Ebix, Inc.(a)	784	18,087
eGain Corp.*	1,664	22,264
Envestnet, Inc.(a)*	233	19,337
Intelligent Systems Corp.*	529	19,885
J2 Global, Inc.*	253	17,707
Majesco*	2,327	37,209
MicroStrategy, Inc. (Class A Stock)(a)*	135	19,499
Mimecast Ltd.*	432	21,272
Mitek Systems, Inc.*	1,715	21,763
MobileIron, Inc.*	3,650	23,834

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	55

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Model N, Inc.*	517	$20,328
OneSpan, Inc.*	652	14,051
Progress Software Corp.	452	17,126
QAD, Inc. (Class A Stock)	430	19,556
Qualys, Inc.*	159	16,876
Rimini Street, Inc.*	3,658	16,022
Rosetta Stone, Inc.*	1,042	31,656
Sailpoint Technologies Holdings, Inc.*	668	26,206
Sapiens International Corp. NV (Israel)	664	22,271
ShotSpotter, Inc.*	712	21,332
Smith Micro Software, Inc.*	4,045	15,533
SPS Commerce, Inc.*	236	18,852
SVMK, Inc.*	765	19,041
Telenav, Inc.*	2,951	13,545
Tenable Holdings, Inc.*	612	23,036
Verint Systems, Inc.*	402	19,119
VirnetX Holding Corp.	2,770	13,767
Workiva, Inc. (Class A Stock)*	322	18,998
Xperi Holding Corp.	1,206	15,111

		845,386

Specialty Retail 2.5%
Aaron’s, Inc.	378	21,127
America’s Car-Mart, Inc.*	207	20,804
Asbury Automotive Group, Inc.*	229	24,226
GrowGeneration Corp.(a)*	2,903	46,317
Lithia Motors, Inc. (Class A Stock)	115	28,630
Lumber Liquidators Holdings, Inc.*	1,264	30,323
Murphy USA, Inc.*	173	23,331
Rent-A-Center, Inc.	648	19,894
Sportsman’s Warehouse Holdings, Inc.*	1,295	20,325
Winmark Corp.	105	16,217

		251,194

Technology Hardware, Storage & Peripherals 0.4%
Immersion Corp.*	2,762	26,267
Super Micro Computer, Inc.(a)*	623	17,064

		43,331

Textiles, Apparel & Luxury Goods 0.3%
Deckers Outdoor Corp.*	99	20,183
Steven Madden Ltd.(a)	708	14,981

		35,164

See Notes to Financial Statements.

56

Description	Shares	Value
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 1.3%
Axos Financial, Inc.*	748	$18,535
Columbia Financial, Inc.*	1,292	13,786
Federal Agricultural Mortgage Corp. (Class C Stock)	283	19,286
Kearny Financial Corp.	2,187	16,971
NMI Holdings, Inc. (Class A Stock)*	1,116	19,139
PennyMac Financial Services, Inc.	430	22,670
Walker & Dunlop, Inc.	351	19,228

		129,615

Tobacco 0.4%
Turning Point Brands, Inc.	650	18,785
Vector Group Ltd.	1,742	17,542

		36,327

Trading Companies & Distributors 1.1%
Applied Industrial Technologies, Inc.	282	16,979
CAI International, Inc.*	1,043	22,748
Foundation Building Materials, Inc.*	1,135	18,421
Lawson Products, Inc.*	548	19,673
Systemax, Inc.	860	19,084
Transcat, Inc.*	686	20,175

		117,080

Water Utilities 1.0%
American States Water Co.	228	17,346
California Water Service Group	379	17,184
Middlesex Water Co.	250	16,032
Pure Cycle Corp.*	1,910	18,642
SJW Group	268	16,758
York Water Co. (The)	374	17,058

		103,020

Wireless Telecommunication Services 0.4%
Boingo Wireless, Inc.*	1,400	18,186
Shenandoah Telecommunications Co.	357	19,742

		37,928

TOTAL LONG-TERM INVESTMENTS (cost $9,262,360)		10,194,695

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	57

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Description			Shares	Value

SHORT-TERM INVESTMENTS 9.3%

AFFILIATED MUTUAL FUND 8.9%
PGIM Institutional Money Market Fund (cost $908,454; includes $908,393 of cash collateral for securities on loan)(b)(w)			908,725	$908,543

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.4%
Sumitomo Mitsui Banking Corp. (Japan) (cost $38,410)	0.010%	09/01/20	38	38,410

TOTAL SHORT-TERM INVESTMENTS (cost $946,864)				946,953

TOTAL INVESTMENTS 108.9% (cost $10,209,224)				11,141,648
Liabilities in excess of other assets (8.9)%				(906,016)

NET ASSETS 100.0%				$10,235,632

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $844,900; cash collateral of $908,393 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

58

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$91,785	$—	$—
Air Freight & Logistics	65,199	—	—
Airlines	20,319	—	—
Auto Components	105,564	—	—
Automobiles	14,251	—	—
Banks	67,626	—	—
Beverages	61,006	—	—
Biotechnology	1,482,654	—	—
Building Products	188,614	—	—
Capital Markets	223,865	—	—
Chemicals	266,588	—	—
Commercial Services & Supplies	109,386	—	—
Communications Equipment	140,137	—	—
Construction & Engineering	170,551	—	—
Consumer Finance	34,999	—	—
Containers & Packaging	20,211	—	—
Distributors	23,728	—	—
Diversified Consumer Services	67,956	—	—
Diversified Telecommunication Services	89,488	—	—
Electric Utilities	79,974	—	—
Electrical Equipment	114,174	—	—
Electronic Equipment, Instruments & Components	236,983	—	—
Energy Equipment & Services	23,065	—	—
Entertainment	15,213	—	—
Equity Real Estate Investment Trusts (REITs)	369,724	—	—
Food & Staples Retailing	52,186	—	—
Food Products	172,015	—	—
Gas Utilities	104,235	—	—
Health Care Equipment & Supplies	551,957	—	—
Health Care Providers & Services	246,200	—	—
Health Care Technology	170,767	—	—
Hotels, Restaurants & Leisure	108,132	—	—
Household Durables	216,433	—	—
Household Products	38,950	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	59

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Independent Power & Renewable Electricity Producers	$39,825	$—	$—
Insurance	67,425	—	—
Interactive Media & Services	65,646	—	—
Internet & Direct Marketing Retail	142,726	—	—
IT Services	363,724	—	—
Leisure Products	109,928	—	—
Life Sciences Tools & Services	111,157	—	—
Machinery	365,155	—	—
Media	115,324	—	—
Metals & Mining	37,284	—	—
Mortgage Real Estate Investment Trusts (REITs)	26,495	—	—
Multiline Retail	19,237	—	—
Paper & Forest Products	44,892	—	—
Personal Products	95,319	—	—
Pharmaceuticals	520,909	—	—
Professional Services	147,809	—	—
Real Estate Management & Development	134,350	—	—
Road & Rail	41,166	—	—
Semiconductors & Semiconductor Equipment	403,344	—	—
Software	845,386	—	—
Specialty Retail	251,194	—	—
Technology Hardware, Storage & Peripherals	43,331	—	—
Textiles, Apparel & Luxury Goods	35,164	—	—
Thrifts & Mortgage Finance	129,615	—	—
Tobacco	36,327	—	—
Trading Companies & Distributors	117,080	—	—
Water Utilities	103,020	—	—
Wireless Telecommunication Services	37,928	—	—
Affiliated Mutual Fund	908,543	—	—
Time Deposit	—	38,410	—

Total	$11,103,238	$38,410	$—

See Notes to Financial Statements.

60

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Biotechnology	14.5%
Affiliated Mutual Fund (8.9% represents investments purchased with collateral from securities on loan)	8.9
Software	8.3
Health Care Equipment & Supplies	5.4
Pharmaceuticals	5.1
Semiconductors & Semiconductor Equipment	3.9
Equity Real Estate Investment Trusts (REITs)	3.6
Machinery	3.6
IT Services	3.5
Chemicals	2.6
Specialty Retail	2.5
Health Care Providers & Services	2.4
Electronic Equipment, Instruments & Components	2.3
Capital Markets	2.2
Household Durables	2.1
Building Products	1.8
Food Products	1.7
Health Care Technology	1.7
Construction & Engineering	1.7
Professional Services	1.4
Internet & Direct Marketing Retail	1.4
Communications Equipment	1.4
Real Estate Management & Development	1.3
Thrifts & Mortgage Finance	1.3
Trading Companies & Distributors	1.1
Media	1.1
Electrical Equipment	1.1
Life Sciences Tools & Services	1.1
Leisure Products	1.1
Commercial Services & Supplies	1.1
Hotels, Restaurants & Leisure	1.1
Auto Components	1.0
Gas Utilities	1.0%
Water Utilities	1.0
Personal Products	0.9
Aerospace & Defense	0.9
Diversified Telecommunication Services	0.9
Electric Utilities	0.8
Diversified Consumer Services	0.7
Banks	0.7
Insurance	0.7
Interactive Media & Services	0.6
Air Freight & Logistics	0.6
Beverages	0.6
Food & Staples Retailing	0.5
Paper & Forest Products	0.4
Technology Hardware, Storage & Peripherals	0.4
Road & Rail	0.4
Independent Power & Renewable Electricity Producers	0.4
Household Products	0.4
Time Deposit	0.4
Wireless Telecommunication Services	0.4
Metals & Mining	0.4
Tobacco	0.4
Textiles, Apparel & Luxury Goods	0.3
Consumer Finance	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Distributors	0.2
Energy Equipment & Services	0.2
Airlines	0.2
Containers & Packaging	0.2
Multiline Retail	0.2
Entertainment	0.1
Automobiles	0.1

108.9
Liabilities in excess of other assets	(8.9)

100.0%

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	61

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2020

Financial Instruments/Transactions-Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$844,900	$(844,900)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

62

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $844,900:
Unaffiliated investments (cost $9,300,770)	$10,233,105
Affiliated investments (cost $908,454)	908,543
Interest and dividends receivable	5,164

Total Assets	11,146,812

Liabilities
Payable to broker for collateral for securities on loan	908,393
Management fee payable	2,513
Other liabilities	274

Total Liabilities	911,180

Net Assets	$10,235,632

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,026,684
Total distributable earnings (loss)	208,748

Net assets, August 31, 2020	$10,235,632

Net asset value, offering price and redemption price per share,
($10,235,632 / 200,000 shares of common stock issued and outstanding)	$51.18

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	63

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$224
Unaffiliated dividend income (net of $173 foreign withholding tax)	97,099
Income from securities lending, net (including affiliated income of $1,125)	3,094
Miscellaneous Income	119

Total income	100,536

Expenses
Management fee	27,900

Total expenses	27,900

Net investment income (loss)	72,636

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(299))	(637,993)
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $95)	1,292,987

Net gain (loss) on investment transactions	654,994

Net Increase (Decrease) In Net Assets Resulting From Operations	$727,630

See Notes to Financial Statements.

64

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,636	$84,526
Net realized gain (loss) on investments and in-kind redemptions	(637,993)	(14,886)
Net change in unrealized appreciation (depreciation) on investments	1,292,987	(360,564)

Net increase (decrease) in net assets resulting from operations	727,630	(290,924)

Dividends and Distributions
Distributions from distributable earnings	(85,196)	(65,848)

Fund share transactions
Net proceeds from shares sold	—	12,487,720
Cost of shares reacquired	—	(2,537,750)

Net increase (decrease) in net assets from Fund share transactions	—	9,949,970

Total increase (decrease)	642,434	9,593,198

Net Assets:
Beginning of period	9,593,198	—

End of period	$10,235,632	$9,593,198

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	65

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments

as of August 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 99.3%

Aerospace & Defense 1.0%
AAR Corp.(a)	476	$9,606
Ducommun, Inc.*	283	10,576
Kaman Corp.	249	11,516
Moog, Inc. (Class A Stock)	191	11,515
National Presto Industries, Inc.	117	10,522
Park Aerospace Corp.	909	10,081
Parsons Corp.*	282	9,379
Vectrus, Inc.*	203	8,812

		82,007

Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.*	247	13,928
Echo Global Logistics, Inc.*	471	12,868
Forward Air Corp.	204	12,034
Hub Group, Inc. (Class A Stock)*	218	11,737
Radiant Logistics, Inc.*	2,495	13,174

		63,741

Auto Components 0.5%
Dana, Inc.	816	11,383
Modine Manufacturing Co.*	1,853	12,545
Motorcar Parts of America, Inc.*	605	10,533
Standard Motor Products, Inc.	231	10,497

		44,958

Banks 17.8%
1st Constitution Bancorp	817	9,943
1st Source Corp.	290	9,991
ACNB Corp.	388	8,156
Altabancorp	496	10,228
Amalgamated Bank (Class A Stock)	795	9,357
Amerant Bancorp, Inc. (Class A Stock)*	622	8,179
American National Bankshares, Inc.	419	9,444
Ameris Bancorp	408	10,004
Ames National Corp.	510	10,175
Arrow Financial Corp.	347	9,942
Atlantic Union Bankshares Corp.	405	9,420
BancFirst Corp.	283	12,452
Bank of Commerce Holdings	1,234	9,070
Bank of Princeton (The)	496	9,662

See Notes to Financial Statements.

66

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
BankFinancial Corp.	1,243	$9,024
Bankwell Financial Group, Inc.	603	9,407
Banner Corp.	287	10,366
BayCom Corp.*	760	8,805
BCB Bancorp, Inc.	1,093	8,903
Berkshire Hills Bancorp, Inc.	912	8,372
Boston Private Financial Holdings, Inc.	1,499	8,904
Bridge Bancorp, Inc.	440	8,804
Bryn Mawr Bank Corp.	339	9,200
Business First Bancshares, Inc.	705	10,201
Byline Bancorp, Inc.	781	9,872
C&F Financial Corp.	297	9,495
Cadence BanCorp (Class A Stock)	1,169	11,106
California Bancorp, Inc.*	689	8,964
Capital Bancorp, Inc.*	982	10,223
Capstar Financial Holdings, Inc.	876	8,926
Carter Bank & Trust	1,243	8,813
Cathay General Bancorp(a)	419	10,345
CB Financial Services, Inc.	464	8,630
Central Pacific Financial Corp.	601	9,309
Central Valley Community Bancorp	709	8,529
Chemung Financial Corp.	358	10,278
Citizens & Northern Corp.	485	8,313
Citizens Holding Co.	392	8,401
Civista Bancshares, Inc.	645	8,611
CNB Financial Corp.	576	9,187
Codorus Valley Bancorp, Inc.	733	9,456
Colony Bankcorp, Inc.	765	8,415
Community Bankers Trust Corp.	1,932	9,911
Community Financial Corp. (The)	398	8,852
Customers Bancorp, Inc.*	925	11,812
Dime Community Bancshares, Inc.	746	9,623
Eagle Bancorp Montana, Inc.	577	10,173
Eagle Bancorp, Inc.(a)	298	8,576
Enterprise Financial Services Corp.	352	10,528
Equity Bancshares, Inc. (Class A Stock)*	591	9,397
Esquire Financial Holdings, Inc.*	627	10,346
Evans Bancorp, Inc.	435	9,918
Farmers National Banc Corp.	824	9,608
Financial Institutions, Inc.	569	9,804
First Bancorp	425	8,691
First BanCorp (Puerto Rico)(a)	1,797	10,297

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	67

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
First Bancshares, Inc. (The)	446	$9,562
First Bank	1,518	9,897
First Busey Corp.	509	9,068
First Business Financial Services, Inc.	622	9,641
First Choice Bancorp	583	8,249
First Commonwealth Financial Corp.	1,249	10,242
First Community Bankshares, Inc.	463	8,908
First Community Corp.	656	8,318
First Financial Bancorp	734	10,070
First Financial Corp.	283	9,732
First Foundation, Inc.	633	9,615
First Guaranty Bancshares, Inc.	816	10,469
First Internet Bancorp	562	8,211
First Interstate BancSystem, Inc. (Class A Stock)	358	11,742
First Merchants Corp.	342	8,748
First Mid Bancshares, Inc.	391	10,182
First Midwest Bancorp, Inc.(a)	758	9,445
First Northwest Bancorp	826	9,169
First United Corp.	727	8,324
First Western Financial, Inc.*	685	9,282
Flushing Financial Corp.	868	10,529
Franklin Financial Services Corp.	354	8,439
Fulton Financial Corp.	958	9,369
FVCBankcorp, Inc.*	988	10,414
Glacier Bancorp, Inc.	289	10,140
Great Southern Bancorp, Inc.	243	9,365
Great Western Bancorp, Inc.	725	10,099
Guaranty Bancshares, Inc.	412	10,897
Hancock Whitney Corp.	493	9,865
Hanmi Financial Corp.	1,036	9,873
HarborOne Bancorp, Inc.	1,314	11,366
Hawthorn Bancshares, Inc.	520	9,526
HBT Financial, Inc.	786	9,314
Heartland Financial USA, Inc.	285	9,813
Heritage Commerce Corp.	1,370	9,494
Hilltop Holdings, Inc.(a)	598	12,319
Home BancShares, Inc.(a)	674	10,926
HomeTrust Bancshares, Inc.	632	8,867
Hope Bancorp, Inc.(a)	1,142	9,661
Horizon Bancorp, Inc.	976	10,912
Howard Bancorp, Inc.*	955	9,369
Independent Bank Corp.	738	11,004

See Notes to Financial Statements.

68

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
International Bancshares Corp.(a)	339	$10,706
Investar Holding Corp.	761	10,350
Investors Bancorp, Inc.	1,107	8,579
Lakeland Bancorp, Inc.	824	8,759
Landmark Bancorp, Inc.	414	8,698
LCNB Corp.	621	9,104
Level One Bancorp, Inc.	608	9,789
Mackinac Financial Corp.	963	9,649
MainStreet Bancshares, Inc.*	752	9,641
Meridian Corp.	603	8,846
Mid Penn Bancorp, Inc.	564	10,851
Midland States Bancorp, Inc.	680	9,935
MidWestOne Financial Group, Inc.	506	9,609
MVB Financial Corp.	750	10,650
National Bankshares, Inc.	357	8,864
Nicolet Bankshares, Inc.*	183	10,984
Northeast Bank	600	11,196
Northrim BanCorp, Inc.	400	10,764
Norwood Financial Corp.	409	10,123
Oak Valley Bancorp	784	10,584
OceanFirst Financial Corp.	608	9,491
OFG Bancorp (Puerto Rico)	836	10,734
Ohio Valley Banc Corp.	448	10,214
Old National Bancorp	740	10,345
Old Second Bancorp, Inc.	1,322	10,801
Orrstown Financial Services, Inc.	700	9,639
PCB Bancorp	978	9,340
Peapack Gladstone Financial Corp.	554	9,418
Peoples Bancorp of North Carolina, Inc.	564	9,588
Plumas Bancorp	420	8,299
Premier Financial Bancorp, Inc.	833	10,679
Professional Holding Corp. (Class A Stock)*	718	8,307
QCR Holdings, Inc.	363	10,879
RBB Bancorp	703	9,118
Red River Bancshares, Inc.	232	10,097
Renasant Corp.	443	11,239
Republic Bancorp, Inc. (Class A Stock)	294	9,043
Republic First Bancorp, Inc.*	4,310	9,008
Sandy Spring Bancorp, Inc.	425	10,166
SB Financial Group, Inc.	598	8,276
Select Bancorp, Inc.*	1,278	9,777
Shore Bancshares, Inc.	913	8,902

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	69

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Sierra Bancorp	546	$9,757
Simmons First National Corp. (Class A Stock)	612	10,447
SmartFinancial, Inc.	613	8,441
South Plains Financial, Inc.	688	9,825
Southern National Bancorp of Virginia, Inc.	1,060	9,063
Spirit of Texas Bancshares, Inc.*	911	11,388
United Community Banks, Inc.	511	9,259
United Security Bancshares	1,525	9,287
Univest Financial Corp.	643	10,346
Valley National Bancorp	1,273	9,560
Veritex Holdings, Inc.	581	10,446
Washington Trust Bancorp, Inc.	308	10,281
WesBanco, Inc.(a)	504	11,199

		1,483,193

Beverages 0.2%
MGP Ingredients, Inc.	270	9,599
Primo Water Corp.	746	10,205

		19,804

Biotechnology 3.4%
Abeona Therapeutics, Inc.*	3,486	8,192
Akcea Therapeutics, Inc.*	700	12,796
Albireo Pharma, Inc.*	367	10,210
Anika Therapeutics, Inc.*	314	12,036
Applied Genetic Technologies Corp.*	1,690	8,687
Aptinyx, Inc.*	2,526	8,361
Assembly Biosciences, Inc.*	427	9,338
Cabaletta Bio, Inc.*	887	9,358
Catalyst Biosciences, Inc.*	1,681	8,775
Cellular Biomedicine Group, Inc.*	672	12,486
Enanta Pharmaceuticals, Inc.(a)*	204	10,647
FibroGen, Inc.*	247	11,073
GlycoMimetics, Inc.*	2,675	9,871
Gossamer Bio, Inc.*	793	11,023
Jounce Therapeutics, Inc.*	1,370	6,631
Kezar Life Sciences, Inc.*	1,832	8,903
Myriad Genetics, Inc.*	908	12,140
Natera, Inc.*	210	13,379
OPKO Health, Inc.*	3,392	10,990
Orgenesis, Inc.*	1,654	8,716

See Notes to Financial Statements.

70

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
PDL BioPharma, Inc.*	3,511	$11,762
Prothena Corp. PLC (Ireland)*	974	12,623
Rubius Therapeutics, Inc.*	1,583	7,622
Savara, Inc.*	3,706	5,411
Vanda Pharmaceuticals, Inc.*	891	9,168
X4 Pharmaceuticals, Inc.*	1,171	9,813
XBiotech, Inc.(a)*	697	13,187
Xencor, Inc.*	311	11,118

		284,316

Building Products 0.8%
Apogee Enterprises, Inc.	426	8,916
Caesarstone Ltd. (Israel)	935	10,318
Gibraltar Industries, Inc.*	225	14,050
Insteel Industries, Inc.	537	9,902
PGT Innovations, Inc.*	649	11,766
UFP Industries, Inc.	205	12,167

		67,119

Capital Markets 1.8%
Artisan Partners Asset Management, Inc. (Class A Stock)	319	12,349
B. Riley Financial, Inc.	474	12,694
Blucora, Inc.*	913	10,892
Cowen, Inc. (Class A Stock)	633	11,451
Diamond Hill Investment Group, Inc.	96	11,895
Federated Hermes, Inc. (Class B Stock)	430	10,281
Oppenheimer Holdings, Inc. (Class A Stock)	489	11,946
Piper Sandler Cos.	190	14,336
Silvercrest Asset Management Group, Inc. (Class A Stock)	810	10,157
Virtus Investment Partners, Inc.	89	12,629
Waddell & Reed Financial, Inc. (Class A Stock)(a)	662	10,427
Westwood Holdings Group, Inc.	646	7,351
WisdomTree Investments, Inc.	2,951	11,037

		147,445

Chemicals 2.1%
Avient Corp.(a)	385	9,825
Balchem Corp.	106	10,356
FutureFuel Corp.	835	10,104
GCP Applied Technologies, Inc.*	557	14,515
Hawkins, Inc.	231	11,601

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	71

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
HB Fuller Co.	225	$10,838
Innospec, Inc.	141	10,531
Intrepid Potash, Inc.*	1,000	9,340
Kronos Worldwide, Inc.	982	12,265
Minerals Technologies, Inc.	217	11,013
Orion Engineered Carbons SA (Luxembourg)	958	11,640
PQ Group Holdings, Inc.*	802	9,343
Sensient Technologies Corp.	194	10,713
Stepan Co.	110	12,682
Trecora Resources*	1,662	9,989
Tredegar Corp.	655	11,089

		175,844

Commercial Services & Supplies 2.6%
ACCO Brands Corp.	1,443	9,351
Brady Corp. (Class A Stock)	213	9,988
BrightView Holdings, Inc.*	887	10,892
CECO Environmental Corp.*	1,520	12,882
Deluxe Corp.(a)	416	11,814
Ennis, Inc.	533	9,770
HNI Corp.	323	10,288
Interface, Inc. (Class A Stock)	1,256	9,495
KAR Auction Services, Inc.	704	12,207
Kimball International, Inc. (Class B Stock)	842	9,439
Knoll, Inc.	783	10,077
Matthews International Corp. (Class A Stock)	527	11,541
McGrath RentCorp	177	11,746
PICO Holdings, Inc.*	1,202	10,686
Quad/Graphics, Inc.	3,088	10,777
SP Plus Corp.*	523	10,727
Steelcase, Inc. (Class A Stock)	818	8,548
Team, Inc.*	1,880	11,976
UniFirst Corp.	57	10,979
VSE Corp.	323	9,377

		212,560

Communications Equipment 0.9%
ADTRAN, Inc.	925	10,258
Digi International, Inc.*	895	12,190
InterDigital, Inc.(a)	175	10,701
KVH Industries, Inc.*	1,128	10,141

See Notes to Financial Statements.

72

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
NETGEAR, Inc.*	427	$14,241
NetScout Systems, Inc.(a)*	404	9,349
PCTEL, Inc.*	1,460	9,256

		76,136

Construction & Engineering 1.7%
API Group Corp., 144A*	817	11,552
Arcosa, Inc.	247	11,434
Argan, Inc.	211	8,932
Comfort Systems USA, Inc.	250	12,667
Concrete Pumping Holdings, Inc.*	2,734	9,924
EMCOR Group, Inc.	149	11,176
Great Lakes Dredge & Dock Corp.*	1,189	11,141
IES Holdings, Inc.*	437	12,599
MYR Group, Inc.*	320	12,419
Northwest Pipe Co.*	429	12,154
Primoris Services Corp.	570	10,864
Sterling Construction Co., Inc.*	1,054	14,904

		139,766

Construction Materials 0.3%
United States Lime & Minerals, Inc.	120	11,056
US Concrete, Inc.*	408	10,889

		21,945

Consumer Finance 1.0%
Enova International, Inc.*	669	11,427
Green Dot Corp. (Class A Stock)*	209	10,881
Navient Corp.	1,382	12,562
Nelnet, Inc. (Class A Stock)(a)	221	14,473
Oportun Financial Corp.*	750	9,412
PRA Group, Inc.*	265	12,369
Regional Management Corp.*	564	10,316

		81,440

Containers & Packaging 0.6%
Greif, Inc.,
(Class A Stock)(a)	307	11,313
(Class B Stock)	230	9,437
Myers Industries, Inc.	698	10,679
Ranpak Holdings Corp. (Class A Stock)*	1,350	12,069

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	73

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
UFP Technologies, Inc.*	226	$9,314

		52,812

Distributors 0.3%
Core-Mark Holding Co., Inc.	404	13,502
Weyco Group, Inc.	458	8,244

		21,746

Diversified Consumer Services 0.5%
Adtalem Global Education, Inc.*	319	10,591
American Public Education, Inc.*	344	10,815
Laureate Education, Inc. (Class A Stock)*	1,009	12,633
WW International, Inc.*	408	9,580

		43,619

Diversified Financial Services 0.5%
Alerus Financial Corp.	517	10,645
A-Mark Precious Metals, Inc.*	539	12,893
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	887	10,803
Marlin Business Services Corp.	1,301	8,717

		43,058

Diversified Telecommunication Services 0.6%
Alaska Communications Systems Group, Inc.	3,841	8,604
ATN International, Inc.	172	9,976
Liberty Latin America Ltd.,
(Class A Stock)*	1,045	10,241
(Class C Stock)*	1,076	10,265
Vonage Holdings Corp.*	1,027	11,759

		50,845

Electric Utilities 0.5%
ALLETE, Inc.	184	9,929
MGE Energy, Inc.	157	10,203
Otter Tail Corp.	260	10,101
Portland General Electric Co.	240	9,156

		39,389

Electrical Equipment 0.7%
AZZ, Inc.(a)	294	10,211
Encore Wire Corp.	206	10,632

See Notes to Financial Statements.

74

Description	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
EnerSys	156	$11,229
Powell Industries, Inc.	354	9,554
Preformed Line Products Co.	196	10,664
Ultralife Corp.*	1,421	8,981

		61,271

Electronic Equipment, Instruments & Components 2.2%
Bel Fuse, Inc. (Class B Stock)	968	11,635
Belden, Inc.	313	10,542
Benchmark Electronics, Inc.	462	9,060
ePlus, Inc.*	152	11,661
FARO Technologies, Inc.*	187	10,565
Insight Enterprises, Inc.*	226	13,516
Kimball Electronics, Inc.*	764	10,303
Knowles Corp.*	674	10,150
Methode Electronics, Inc.	320	9,059
MTS Systems Corp.	582	14,201
PC Connection, Inc.	233	10,320
Rogers Corp.*	83	9,405
Sanmina Corp.*	400	11,320
ScanSource, Inc.*	418	10,320
TTM Technologies, Inc.*	934	10,704
Vishay Intertechnology, Inc.	643	10,282
Vishay Precision Group, Inc.*	465	11,583

		184,626

Energy Equipment & Services 2.1%
Archrock, Inc.	1,541	10,109
Cactus, Inc. (Class A Stock)	506	11,177
DMC Global, Inc.	370	13,109
Exterran Corp.*	1,853	8,524
Helix Energy Solutions Group, Inc.*	2,834	10,146
Liberty Oilfield Services, Inc. (Class A Stock)	1,853	11,952
Matrix Service Co.*	1,023	9,452
Nabors Industries Ltd.	279	11,154
National Energy Services Reunited Corp.*	1,482	11,174
Newpark Resources, Inc.*	4,569	8,910
Oil States International, Inc.*	2,161	9,487
ProPetro Holding Corp.*	1,985	12,466
SEACOR Holdings, Inc.*	344	10,874
Select Energy Services, Inc. (Class A Stock)*	2,059	9,821

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	75

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
Tidewater, Inc.*	1,846	$12,682
US Silica Holdings, Inc.	2,834	12,640

		173,677

Entertainment 0.1%
Marcus Corp. (The)	750	11,752

Equity Real Estate Investment Trusts (REITs) 6.9%
Acadia Realty Trust	770	8,732
Alexander & Baldwin, Inc.	814	9,858
Alpine Income Property Trust, Inc.	629	9,127
American Assets Trust, Inc.	355	9,070
American Finance Trust, Inc.	1,392	9,514
Armada Hoffler Properties, Inc.	1,027	10,373
BRT Apartments Corp.	949	12,669
CareTrust REIT, Inc.	583	11,293
CatchMark Timber Trust, Inc. (Class A Stock)	1,144	11,360
Chatham Lodging Trust	1,639	11,342
City Office REIT, Inc. (Canada)	991	7,968
Colony Capital, Inc.	4,276	11,588
Columbia Property Trust, Inc.	767	9,051
CoreCivic, Inc.	1,050	9,775
CorEnergy Infrastructure Trust, Inc.	1,038	9,280
CorePoint Lodging, Inc.	2,343	13,308
DiamondRock Hospitality Co.	1,943	10,298
Diversified Healthcare Trust	2,274	8,641
Farmland Partners, Inc.	1,536	10,276
Franklin Street Properties Corp.	1,816	8,045
Front Yard Residential Corp. (Virgin Islands)	1,154	11,251
GEO Group, Inc. (The)(a)	873	9,743
Gladstone Commercial Corp.	538	10,550
Gladstone Land Corp.	639	10,058
Global Net Lease, Inc.	609	10,657
Healthcare Realty Trust, Inc.	343	9,896
Hersha Hospitality Trust (Class A Stock)	1,710	10,995
Independence Realty Trust, Inc.	873	10,223
Investors Real Estate Trust	146	10,381
iStar, Inc.	865	10,709
Jernigan Capital, Inc.	727	12,533
Kite Realty Group Trust	867	9,745
Lexington Realty Trust	957	10,881
LTC Properties, Inc.	268	9,779

See Notes to Financial Statements.

76

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Macerich Co.	1,139	$9,032
Mack-Cali Realty Corp.(a)	650	8,209
Monmouth Real Estate Investment Corp.	701	10,171
National Health Investors, Inc.	166	10,333
Office Properties Income Trust	364	8,678
One Liberty Properties, Inc.	572	10,959
Pebblebrook Hotel Trust	716	9,036
Piedmont Office Realty Trust, Inc. (Class A Stock)	603	9,232
PotlatchDeltic Corp.	265	12,201
Preferred Apartment Communities, Inc. (Class A Stock)	1,343	8,864
Retail Properties of America, Inc. (Class A Stock)	1,365	8,613
Retail Value, Inc.	758	9,634
RPT Realty	1,439	8,433
Sabra Health Care REIT, Inc.	696	10,322
Service Properties Trust	1,359	11,157
Summit Hotel Properties, Inc.	1,648	9,707
Sunstone Hotel Investors, Inc.	1,226	10,213
Terreno Realty Corp.	186	11,093
UMH Properties, Inc.	778	11,312
Urban Edge Properties	850	8,976
Washington Real Estate Investment Trust	408	8,952
Whitestone REIT (Class B Stock)	1,380	8,873
Xenia Hotels & Resorts, Inc.	964	8,657

		571,626

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	738	13,085
Ingles Markets, Inc. (Class A Stock)	236	9,534
PriceSmart, Inc.(a)	167	10,980
SpartanNash Co.	474	9,471
Village Super Market, Inc. (Class A Stock)	362	9,209
Weis Markets, Inc.(a)	200	9,846

		62,125

Food Products 0.9%
Alico, Inc.	321	10,375
Cal-Maine Foods, Inc.*	228	8,799
Darling Ingredients, Inc.*	423	13,523
Farmer Bros Co.*	1,360	8,554
Fresh Del Monte Produce, Inc.	414	9,601
Seneca Foods Corp. (Class A Stock)*	295	13,971
Tootsie Roll Industries, Inc.(a)	298	9,533

		74,356

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	77

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities 0.8%
Brookfield Infrastructure Corp. (Canada) (Class A Stock)	226	$11,282
Chesapeake Utilities Corp.	121	9,898
New Jersey Resources Corp.	311	9,373
ONE Gas, Inc.	134	9,932
RGC Resources, Inc.	421	9,818
Southwest Gas Holdings, Inc.	149	9,367
Spire, Inc.	156	9,081

		68,751

Health Care Equipment & Supplies 1.6%
AngioDynamics, Inc.*	990	9,272
Avanos Medical, Inc.*	353	11,437
CryoLife, Inc.*	524	10,595
Integer Holdings Corp.(a)*	142	9,835
IntriCon Corp.*	756	9,178
Invacare Corp.	1,518	10,292
LeMaitre Vascular, Inc.	397	12,815
LivaNova PLC (United Kingdom)*	208	9,755
Meridian Bioscience, Inc.*	459	6,490
Natus Medical, Inc.(a)*	466	8,463
OraSure Technologies, Inc.*	968	11,345
Orthofix Medical, Inc.*	312	9,466
Utah Medical Products, Inc.	107	8,790
Varex Imaging Corp.*	663	7,353

		135,086

Health Care Providers & Services 1.1%
Five Star Senior Living, Inc.*	2,483	12,837
Magellan Health, Inc.*	143	10,791
MEDNAX, Inc.*	608	11,297
National HealthCare Corp.	158	10,065
Owens & Minor, Inc.(a)	1,316	21,819
Patterson Cos., Inc.	445	12,909
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	534	9,932

		89,650

Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc.(a)*	1,533	13,690
Computer Programs & Systems, Inc.	423	11,573
Evolent Health, Inc. (Class A Stock)*	1,460	20,922
HealthStream, Inc.*	467	9,674
NextGen Healthcare, Inc.*	931	12,345

		68,204

See Notes to Financial Statements.

78

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 0.9%
BBX Capital Corp. (Class A Stock)	852	$13,121
Biglari Holdings, Inc. (Class B Stock)*	148	14,667
Del Taco Restaurants, Inc.*	1,643	13,818
Nathan’s Famous, Inc.	181	9,493
Papa John’s International, Inc.	128	12,581
RCI Hospitality Holdings, Inc.	744	14,225

		77,905

Household Durables 2.2%
Beazer Homes USA, Inc.*	996	12,191
Century Communities, Inc.*	331	11,810
Ethan Allen Interiors, Inc.	817	11,634
Green Brick Partners, Inc.*	898	12,788
Hamilton Beach Brands Holding Co. (Class A Stock)	812	17,742
Hooker Furniture Corp.	513	12,645
La-Z-Boy, Inc.	370	12,025
Legacy Housing Corp.*	711	10,857
Lifetime Brands, Inc.	1,450	14,239
M/I Homes, Inc.*	297	12,640
MDC Holdings, Inc.	286	12,407
TRI Pointe Group, Inc.*	706	11,917
Turtle Beach Corp.*	673	13,171
Universal Electronics, Inc.*	238	9,777
VOXX International Corp. (Class A Stock)*	1,743	10,946

		186,789

Household Products 0.4%
Central Garden & Pet Co.*	276	11,230
Central Garden & Pet Co. (Class A Stock)*	294	10,925
Oil-Dri Corp. of America	286	10,016

		32,171

Independent Power & Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	5,079	10,513
Clearway Energy, Inc.,
(Class A Stock)	478	11,544
(Class C Stock)	435	11,097

		33,154

Insurance 3.6%
Ambac Financial Group, Inc.*	713	9,005
Argo Group International Holdings Ltd. (Bermuda)	272	10,102
CNO Financial Group, Inc.(a)	658	10,725

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	79

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Crawford & Co. (Class A Stock)	1,289	$8,843
Donegal Group, Inc. (Class A Stock)	723	10,433
Employers Holdings, Inc.	332	10,817
Enstar Group Ltd. (Bermuda)*	67	11,992
FBL Financial Group, Inc. (Class A Stock)	285	10,559
FedNat Holding Co.	865	7,344
Genworth Financial, Inc. (Class A Stock)*	3,908	11,802
Global Indemnity Group LLC (Class A Stock)	381	8,851
Heritage Insurance Holdings, Inc.	879	11,471
Horace Mann Educators Corp.	279	10,898
Independence Holding Co.	350	12,250
Investors Title Co.	85	11,565
National General Holdings Corp.	474	16,140
National Western Life Group, Inc. (Class A Stock)	54	11,879
ProAssurance Corp.	702	10,755
ProSight Global, Inc.*	1,096	10,390
Protective Insurance Corp. (Class B Stock)	724	10,397
Safety Insurance Group, Inc.	131	9,484
State Auto Financial Corp.	566	8,733
Stewart Information Services Corp.	330	14,081
Tiptree, Inc.	1,643	9,267
United Fire Group, Inc.	370	9,317
United Insurance Holdings Corp.	1,309	9,909
Universal Insurance Holdings, Inc.	548	10,165
Watford Holdings Ltd. (Bermuda)*	635	10,160

		297,334

Interactive Media & Services 1.0%
Cars.com, Inc.*	1,693	14,695
DHI Group, Inc.*	4,833	11,744
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	4,611	12,911
QuinStreet, Inc.*	985	12,953
TrueCar, Inc.*	3,804	17,993
Yelp, Inc. (Class A Stock)*	466	10,774

		81,070

Internet & Direct Marketing Retail 0.7%
Duluth Holdings, Inc. (Class B Stock)*	1,411	13,658
Groupon, Inc. (Class A Stock)*	524	16,679
Lands’ End, Inc.*	1,252	16,752
Liquidity Services, Inc.*	1,614	11,637

		58,726

See Notes to Financial Statements.

80

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services 1.0%
Hackett Group, Inc. (The)	759	$9,571
Information Services Group, Inc.*	4,857	9,981
KBR, Inc.	437	10,921
ManTech International Corp. (Class A Stock)	147	11,003
ServiceSource International, Inc.*	5,956	8,964
StarTek, Inc.*	2,013	10,065
Sykes Enterprises, Inc.*	358	11,851
Unisys Corp.*	939	10,949

		83,305

Leisure Products 0.6%
Acushnet Holdings Corp.	290	10,234
American Outdoor Brands, Inc.*	124	1,889
Escalade, Inc.	710	12,872
Johnson Outdoors, Inc. (Class A Stock)	114	9,771
Smith & Wesson Brands, Inc.*	498	9,093
Sturm Ruger & Co., Inc.	137	9,708

		53,567

Life Sciences Tools & Services 0.6%
Fluidigm Corp.*	2,440	19,154
Harvard Bioscience, Inc.*	3,207	10,743
Pacific Biosciences of California, Inc.*	2,900	19,140

		49,037

Machinery 4.4%
Alamo Group, Inc.	106	11,755
Albany International Corp. (Class A Stock)	171	8,875
Altra Industrial Motion Corp.	325	12,691
Astec Industries, Inc.	222	11,704
Barnes Group, Inc.	233	9,227
Blue Bird Corp.*	686	7,807
Columbus McKinnon Corp.	312	11,349
Eastern Co. (The)	533	11,673
EnPro Industries, Inc.	209	12,231
ESCO Technologies, Inc.	120	10,790
Federal Signal Corp.	345	11,081
Franklin Electric Co., Inc.	198	11,753
Gencor Industries, Inc.*	787	9,924
Gorman-Rupp Co. (The)	310	9,905
Graham Corp.	722	9,480
Greenbrier Cos., Inc. (The)	443	12,045

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	81

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Helios Technologies, Inc.	267	$10,976
Hurco Cos., Inc.	354	10,011
Hyster-Yale Materials Handling, Inc.	257	10,367
Kennametal, Inc.(a)	352	10,215
L.B. Foster Co. (Class A Stock)*	821	12,274
Luxfer Holdings PLC (United Kingdom)	693	9,855
Lydall, Inc.*	776	14,573
Manitowoc Co., Inc. (The)*	909	8,563
Mayville Engineering Co., Inc.*	1,345	11,500
Miller Industries, Inc.	351	11,011
Mueller Industries, Inc.	411	12,207
Mueller Water Products, Inc. (Class A Stock)	1,084	11,707
Park-Ohio Holdings Corp.	650	10,283
Rexnord Corp.(a)	347	10,049
SPX Corp.*	246	10,290
Standex International Corp.	174	10,064
TriMas Corp.*	420	10,618
Watts Water Technologies, Inc. (Class A Stock)	117	11,203

		368,056

Marine 0.5%
Costamare, Inc. (Monaco)	1,790	9,039
Genco Shipping & Trading Ltd.	1,533	10,900
Matson, Inc.	318	12,742
Safe Bulkers, Inc. (Monaco)*	8,355	9,274

		41,955

Media 1.8%
AMC Networks, Inc. (Class A Stock)(a)*	427	10,372
Boston Omaha Corp. (Class A Stock)*	629	10,259
comScore, Inc.*	3,302	8,684
Entercom Communications Corp. (Class A Stock)	7,304	10,956
Entravision Communications Corp. (Class A Stock)	6,997	10,636
Fluent, Inc.*	5,438	16,858
Gannett Co., Inc.	6,854	11,857
Gray Television, Inc.*	727	11,283
Meredith Corp.	671	9,394
MSG Networks, Inc. (Class A Stock)*	900	8,766
Saga Communications, Inc. (Class A Stock)	386	8,685
Scholastic Corp.(a)	334	7,515
Sinclair Broadcast Group, Inc. (Class A Stock)	564	11,737
TEGNA, Inc.	891	11,155

		148,157

See Notes to Financial Statements.

82

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining 2.1%
Alcoa Corp.*	910	$13,304
Arconic Corp.*	723	16,087
Caledonia Mining Corp. PLC (South Africa)	669	12,162
Commercial Metals Co.	496	10,352
Gold Resource Corp.	2,539	10,105
Haynes International, Inc.	462	8,658
Hecla Mining Co.	3,259	19,619
Kaiser Aluminum Corp.	141	9,063
Materion Corp.	166	9,062
Olympic Steel, Inc.	886	9,746
Ryerson Holding Corp.*	1,771	9,758
Schnitzer Steel Industries, Inc. (Class A Stock)	575	11,351
SunCoke Energy, Inc.	3,415	12,226
Warrior Met Coal, Inc.	654	10,117
Worthington Industries, Inc.	270	11,213

		172,823

Mortgage Real Estate Investment Trusts (REITs) 1.5%
Apollo Commercial Real Estate Finance, Inc.	1,014	9,065
Ares Commercial Real Estate Corp.	1,114	11,095
ARMOUR Residential REIT, Inc.	995	9,642
Broadmark Realty Capital, Inc.	1,041	10,202
Capstead Mortgage Corp.	1,806	11,143
Chimera Investment Corp.	1,025	9,112
Dynex Capital, Inc.	705	11,167
Ellington Financial, Inc.	849	10,579
Great Ajax Corp.	1,091	9,950
KKR Real Estate Finance Trust, Inc.	603	10,975
Ladder Capital Corp. (Class A Stock)	1,236	9,208
Orchid Island Capital, Inc. (Class A Stock)	2,129	10,879

		123,017

Multiline Retail 0.1%
Big Lots, Inc.(a)	232	10,939

Multi-Utilities 0.4%
Black Hills Corp.	180	10,094
NorthWestern Corp.	185	9,553
Unitil Corp.	223	9,411

		29,058

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	83

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 3.2%
Arch Resources, Inc.	348	$13,109
Ardmore Shipping Corp. (Ireland)	2,218	8,207
Berry Corp.	2,102	8,282
Bonanza Creek Energy, Inc.*	673	13,487
Brigham Minerals, Inc. (Class A Stock)	838	9,897
Clean Energy Fuels Corp.*	4,569	12,062
CNX Resources Corp.*	1,167	12,790
CONSOL Energy, Inc.*	1,906	9,854
DHT Holdings, Inc. (Bermuda)	1,928	10,199
Diamond S Shipping, Inc.*	1,204	9,861
Dorian LPG Ltd.*	1,279	10,795
Evolution Petroleum Corp.	3,599	9,825
Falcon Minerals Corp.	3,228	9,071
Frontline Ltd. (Norway)	1,407	11,200
International Seaways, Inc.	578	9,803
Matador Resources Co.*	1,199	11,666
Montage Resources Corp.*	2,626	13,550
NACCO Industries, Inc. (Class A Stock)	429	8,794
Overseas Shipholding Group, Inc. (Class A Stock)*	5,266	11,111
Peabody Energy Corp.	3,380	8,822
Penn Virginia Corp.*	1,092	12,471
Renewable Energy Group, Inc.(a)*	413	13,807
SFL Corp. Ltd. (Norway)	1,086	9,535
Talos Energy, Inc.*	1,116	8,381
World Fuel Services Corp.	403	10,639

		267,218

Paper & Forest Products 0.9%
Boise Cascade Co.	271	12,412
Clearwater Paper Corp.*	283	9,526
Domtar Corp.	474	13,518
Neenah, Inc.	213	9,432
P.H. Glatfelter Co.	637	9,549
Schweitzer-Mauduit International, Inc.	307	9,311
Verso Corp. (Class A Stock)	859	11,261

		75,009

Personal Products 0.4%
BellRing Brands, Inc. (Class A Stock)*	531	10,323
Edgewell Personal Care Co.*	326	9,359
Nature’s Sunshine Products, Inc.*	1,109	12,243

		31,925

See Notes to Financial Statements.

84

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 0.6%
ANI Pharmaceuticals, Inc.*	321	$10,066
Endo International PLC (Ireland)*	2,887	8,690
Intra-Cellular Therapies, Inc.*	397	7,233
Lannett Co., Inc.*	1,411	7,422
Prestige Consumer Healthcare, Inc.(a)*	256	9,326
Supernus Pharmaceuticals, Inc.*	430	9,456

		52,193

Professional Services 1.8%
Acacia Research Corp.*	2,464	9,351
ASGN, Inc.*	153	10,981
Barrett Business Services, Inc.	193	11,111
BG Staffing, Inc.	946	8,873
CBIZ, Inc.*	457	11,114
CRA International, Inc.	260	11,053
GP Strategies Corp.*	1,151	11,119
Heidrick & Struggles International, Inc.	458	9,907
ICF International, Inc.	162	11,066
Insperity, Inc.	159	10,712
Kelly Services, Inc. (Class A Stock)	673	12,780
Korn Ferry	326	9,943
Mistras Group, Inc.*	2,633	12,533
Resources Connection, Inc.	876	10,766

		151,309

Real Estate Management & Development 1.2%
CTO Realty Growth, Inc.	251	10,585
Forestar Group, Inc.*	681	12,101
FRP Holdings, Inc.*	247	10,147
Kennedy-Wilson Holdings, Inc.	668	9,546
Marcus & Millichap, Inc.*	358	10,099
RE/MAX Holdings, Inc. (Class A Stock)	326	11,456
Realogy Holdings Corp.*	1,415	15,678
RMR Group, Inc. (The) (Class A Stock)	334	9,425
Tejon Ranch Co.*	691	9,888

		98,925

Road & Rail 0.3%
ArcBest Corp.	394	13,325
Covenant Logistics Group, Inc. (Class A Stock)*	720	13,198

		26,523

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	85

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 0.9%
Axcelis Technologies, Inc.*	372	$8,790
AXT, Inc.*	2,194	12,374
NeoPhotonics Corp.*	1,162	7,739
Onto Innovation, Inc.*	319	9,965
Photronics, Inc.(a)*	957	9,599
Rambus, Inc.(a)*	683	9,173
Synaptics, Inc.(a)*	160	13,653

		71,293

Software 1.4%
Asure Software, Inc.*	1,608	10,822
Cloudera, Inc.*	772	10,198
Ebix, Inc.	457	10,543
eGain Corp.*	946	12,657
MicroStrategy, Inc. (Class A Stock)*	85	12,277
Rosetta Stone, Inc.*	593	18,015
SecureWorks Corp. (Class A Stock)*	905	11,702
Telenav, Inc.*	1,849	8,487
Verint Systems, Inc.*	223	10,606
Xperi Holding Corp.	686	8,596

		113,903

Specialty Retail 3.3%
Aaron’s, Inc.	215	12,016
Abercrombie & Fitch Co. (Class A Stock)(a)	955	12,425
America’s Car-Mart, Inc.*	118	11,859
Asbury Automotive Group, Inc.*	128	13,541
Buckle, Inc. (The)(a)	645	12,087
Chico’s FAS, Inc.	7,523	9,630
Citi Trends, Inc.	629	12,159
Container Store Group, Inc. (The)*	3,166	13,456
Designer Brands, Inc. (Class A Stock)	1,534	10,815
Group 1 Automotive, Inc.	153	13,225
Haverty Furniture Cos., Inc.	620	13,094
Hibbett Sports, Inc.*	473	15,784
Hudson Ltd. (Class A Stock)*	2,072	15,623
Lithia Motors, Inc. (Class A Stock)	66	16,431
Lumber Liquidators Holdings, Inc.*	718	17,225
MarineMax, Inc.*	452	13,293
Rent-A-Center, Inc.	369	11,328
Sally Beauty Holdings, Inc.*	805	8,984
Shoe Carnival, Inc.(a)	345	11,344

See Notes to Financial Statements.

86

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Urban Outfitters, Inc.*	665	$15,654
Winmark Corp.	60	9,267
Zumiez, Inc.*	362	9,296

		278,536

Technology Hardware, Storage & Peripherals 0.1%
Super Micro Computer, Inc.(a)*	354	9,696

Textiles, Apparel & Luxury Goods 1.2%
Fossil Group, Inc.*	2,238	14,402
G-III Apparel Group Ltd.*	753	8,328
Lakeland Industries, Inc.*	458	9,357
Movado Group, Inc.	932	10,168
Rocky Brands, Inc.	498	11,992
Steven Madden Ltd.(a)	403	8,527
Superior Group of Cos., Inc.	752	17,401
Unifi, Inc.*	794	9,711
Vera Bradley, Inc.*	2,246	11,836

		101,722

Thrifts & Mortgage Finance 3.3%
Axos Financial, Inc.*	496	12,291
Bridgewater Bancshares, Inc.*	1,003	9,749
Flagstar Bancorp, Inc.	352	11,060
FS Bancorp, Inc.	247	9,786
Home Bancorp, Inc.	356	8,601
HomeStreet, Inc.	441	12,070
Kearny Financial Corp.	1,243	9,646
Meridian Bancorp, Inc.	845	9,836
Meta Financial Group, Inc.	558	10,758
Mr Cooper Group, Inc.(a)*	811	14,862
Northwest Bancshares, Inc.	999	10,100
OP Bancorp	1,346	8,211
PCSB Financial Corp.	797	10,106
PennyMac Financial Services, Inc.	245	12,916
Premier Financial Corp.	578	10,563
Provident Financial Holdings, Inc.	735	8,754
Provident Financial Services, Inc.	718	9,463
Radian Group, Inc.	679	10,484
Riverview Bancorp, Inc.	1,980	8,177
Security National Financial Corp. (Class A Stock)*	1,580	9,986
Southern Missouri Bancorp, Inc.	392	9,282

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	87

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
Territorial Bancorp, Inc.	395	$8,358
Timberland Bancorp, Inc.	514	8,990
TrustCo Bank Corp. NY	1,611	9,602
Washington Federal, Inc.	379	8,887
Western New England Bancorp, Inc.	1,710	8,755
WSFS Financial Corp.	362	10,607

		271,900

Tobacco 0.3%
Universal Corp.	225	9,767
Vector Group Ltd.	1,082	10,896

		20,663

Trading Companies & Distributors 2.0%
Applied Industrial Technologies, Inc.	163	9,814
BMC Stock Holdings, Inc.*	403	16,088
CAI International, Inc.*	593	12,933
DXP Enterprises, Inc.*	506	9,735
Foundation Building Materials, Inc.*	636	10,322
General Finance Corp.*	1,527	9,895
GMS, Inc.*	424	11,232
Lawson Products, Inc.*	312	11,201
MRC Global, Inc.*	1,619	9,212
NOW, Inc.*	1,167	8,484
Systemax, Inc.	489	10,851
Titan Machinery, Inc.*	943	12,731
Triton International Ltd. (Bermuda)	333	12,008
Veritiv Corp.*	627	10,897
WESCO International, Inc.*	288	13,493

		168,896

Water Utilities 0.3%
Artesian Resources Corp. (Class A Stock)	258	9,079
California Water Service Group	216	9,793
Consolidated Water Co. Ltd. (Cayman Islands)	695	8,361

		27,233

Wireless Telecommunication Services 0.1%
Spok Holdings, Inc.	1,070	11,599

TOTAL LONG-TERM INVESTMENTS (cost $8,731,909)		8,278,473

See Notes to Financial Statements.

88

Description			Shares	Value
SHORT-TERM INVESTMENTS 5.9%

AFFILIATED MUTUAL FUND 5.3%
PGIM Institutional Money Market Fund (cost $438,436; includes $438,411 of cash collateral for securities on loan)(b)(w)			438,575	$438,488

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.6%
Sumitomo Mitsui Banking Corp. (Japan) (cost $49,560)	0.010%	09/01/20	50	49,560

TOTAL SHORT-TERM INVESTMENTS (cost $487,996)				488,048

TOTAL INVESTMENTS 105.2% (cost $9,219,905)				8,766,521
Liabilities in excess of other assets (5.2)%				(431,298)

NET ASSETS 100.0%				$8,335,223

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $423,581; cash collateral of $438,411 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	89

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$82,007	$—	$—
Air Freight & Logistics	63,741	—	—
Auto Components	44,958	—	—
Banks	1,483,193	—	—
Beverages	19,804	—	—
Biotechnology	284,316	—	—
Building Products	67,119	—	—
Capital Markets	147,445	—	—
Chemicals	175,844	—	—
Commercial Services & Supplies	212,560	—	—
Communications Equipment	76,136	—	—
Construction & Engineering	139,766	—	—
Construction Materials	21,945	—	—
Consumer Finance	81,440	—	—
Containers & Packaging	52,812	—	—
Distributors	21,746	—	—
Diversified Consumer Services	43,619	—	—
Diversified Financial Services	43,058	—	—
Diversified Telecommunication Services	50,845	—	—
Electric Utilities	39,389	—	—
Electrical Equipment	61,271	—	—
Electronic Equipment, Instruments & Components	184,626	—	—
Energy Equipment & Services	173,677	—	—
Entertainment	11,752	—	—
Equity Real Estate Investment Trusts (REITs)	571,626	—	—
Food & Staples Retailing	62,125	—	—
Food Products	74,356	—	—
Gas Utilities	68,751	—	—
Health Care Equipment & Supplies	135,086	—	—
Health Care Providers & Services	89,650	—	—
Health Care Technology	68,204	—	—
Hotels, Restaurants & Leisure	77,905	—	—
Household Durables	186,789	—	—
Household Products	32,171	—	—

See Notes to Financial Statements.

90

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Independent Power & Renewable Electricity Producers	$33,154	$—	$—
Insurance	297,334	—	—
Interactive Media & Services	81,070	—	—
Internet & Direct Marketing Retail	58,726	—	—
IT Services	83,305	—	—
Leisure Products	53,567	—	—
Life Sciences Tools & Services	49,037	—	—
Machinery	368,056	—	—
Marine	41,955	—	—
Media	148,157	—	—
Metals & Mining	172,823	—	—
Mortgage Real Estate Investment Trusts (REITs)	123,017	—	—
Multiline Retail	10,939	—	—
Multi-Utilities	29,058	—	—
Oil, Gas & Consumable Fuels	267,218	—	—
Paper & Forest Products	75,009	—	—
Personal Products	31,925	—	—
Pharmaceuticals	52,193	—	—
Professional Services	151,309	—	—
Real Estate Management & Development	98,925	—	—
Road & Rail	26,523	—	—
Semiconductors & Semiconductor Equipment	71,293	—	—
Software	113,903	—	—
Specialty Retail	278,536	—	—
Technology Hardware, Storage & Peripherals	9,696	—	—
Textiles, Apparel & Luxury Goods	101,722	—	—
Thrifts & Mortgage Finance	271,900	—	—
Tobacco	20,663	—	—
Trading Companies & Distributors	168,896	—	—
Water Utilities	27,233	—	—
Wireless Telecommunication Services	11,599	—	—
Affiliated Mutual Fund	438,488	—	—
Time Deposit	—	49,560	—

Total	$8,716,961	$49,560	$—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	91

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Banks	17.8%
Equity Real Estate Investment Trusts (REITs)	6.9
Affiliated Mutual Fund (5.3% represents investments purchased with collateral from securities on loan)	5.3
Machinery	4.4
Insurance	3.6
Biotechnology	3.4
Specialty Retail	3.3
Thrifts & Mortgage Finance	3.3
Oil, Gas & Consumable Fuels	3.2
Commercial Services & Supplies	2.6
Household Durables	2.2
Electronic Equipment, Instruments & Components	2.2
Chemicals	2.1
Energy Equipment & Services	2.1
Metals & Mining	2.1
Trading Companies & Distributors	2.0
Professional Services	1.8
Media	1.8
Capital Markets	1.8
Construction & Engineering	1.7
Health Care Equipment & Supplies	1.6
Mortgage Real Estate Investment Trusts (REITs)	1.5
Software	1.4
Textiles, Apparel & Luxury Goods	1.2
Real Estate Management & Development	1.2
Health Care Providers & Services	1.1
IT Services	1.0
Aerospace & Defense	1.0
Consumer Finance	1.0
Interactive Media & Services	1.0
Hotels, Restaurants & Leisure	0.9
Communications Equipment	0.9
Paper & Forest Products	0.9
Food Products	0.9
Semiconductors & Semiconductor Equipment	0.9
Gas Utilities	0.8%
Health Care Technology	0.8
Building Products	0.8
Air Freight & Logistics	0.8
Food & Staples Retailing	0.7
Electrical Equipment	0.7
Internet & Direct Marketing Retail	0.7
Leisure Products	0.6
Containers & Packaging	0.6
Pharmaceuticals	0.6
Diversified Telecommunication Services	0.6
Time Deposit	0.6
Life Sciences Tools & Services	0.6
Auto Components	0.5
Diversified Consumer Services	0.5
Diversified Financial Services	0.5
Marine	0.5
Electric Utilities	0.5
Independent Power & Renewable Electricity Producers	0.4
Household Products	0.4
Personal Products	0.4
Multi-Utilities	0.4
Water Utilities	0.3
Road & Rail	0.3
Construction Materials	0.3
Distributors	0.3
Tobacco	0.3
Beverages	0.2
Entertainment	0.1
Wireless Telecommunication Services	0.1
Multiline Retail	0.1
Technology Hardware, Storage & Peripherals	0.1

105.2
Liabilities in excess of other assets	(5.2)

100.0%

See Notes to Financial Statements.

92

Financial Instruments/Transactions-Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$423,581	$(423,581)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	93

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $423,581:
Unaffiliated investments (cost $8,781,469)	$8,328,033
Affiliated investments (cost $438,436)	438,488
Interest and dividends receivable	9,459

Total Assets	8,775,980

Liabilities
Payable to broker for collateral for securities on loan	438,411
Management fee payable	2,049
Other liabilities	297

Total Liabilities	440,757

Net Assets	$8,335,223

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,042,537
Total distributable earnings (loss)	(1,707,514)

Net assets, August 31, 2020	$8,335,223

Net asset value, offering price and redemption price per share, ($8,335,223 / 200,000 shares of common stock issued and outstanding)	$41.68

See Notes to Financial Statements.

94

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$335
Unaffiliated dividend income (net of $215 foreign withholding tax)	164,442
Income from securities lending, net (including affiliated income of $1,106)	2,134
Miscellaneous Income	290

Total income	167,201

Expenses
Management fee	25,539

Total expenses	25,539

Net investment income (loss)	141,662

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(309))	(1,278,715)
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $75)	399,673

Net gain (loss) on investment transactions	(879,042)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(737,380)

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	95

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$141,662	$158,001
Net realized gain (loss) on investments and in-kind redemptions	(1,278,715)	161,008
Net change in unrealized appreciation (depreciation) on investments	399,673	(853,057)

Net increase (decrease) in net assets resulting from operations	(737,380)	(534,048)

Dividends and Distributions
Distributions from distributable earnings	(280,842)	(122,512)

Fund share transactions
Net proceeds from shares sold	—	12,488,700
Cost of shares reacquired	—	(2,478,695)

Net increase (decrease) in net assets from Fund share transactions	—	10,010,005

Total increase (decrease)	(1,018,222)	9,353,445

Net Assets:
Beginning of period	9,353,445	—

End of period	$8,335,223	$9,353,445

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

96

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments

as of August 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS 97.5%

Australia 3.3%
AGL Energy Ltd.	6,288	$68,638
Ampol Ltd.	3,853	73,943
AusNet Services	61,301	82,513
BHP Group Ltd.	3,048	85,224
BHP Group PLC	3,653	83,639
Brambles Ltd.	9,717	79,479
Coles Group Ltd.	6,368	83,273
Fortescue Metals Group Ltd.	7,431	95,474
GPT Group (The)	25,247	71,318
Scentre Group	47,872	79,796
Telstra Corp. Ltd.	34,450	73,431
Treasury Wine Estates Ltd.	9,873	67,357
Vicinity Centres	70,436	75,068
Wesfarmers Ltd.	2,602	91,196
Woolworths Group Ltd.	2,841	83,543

		1,193,892

Austria 0.4%
ANDRITZ AG	2,062	68,997
voestalpine AG	3,132	77,779

		146,776

Belgium 1.3%
Groupe Bruxelles Lambert SA	896	82,952
Proximus SADP	3,415	67,609
Sofina SA	283	84,936
Solvay SA	926	80,270
Telenet Group Holding NV	1,879	73,055
UCB SA	630	74,820

		463,642

Denmark 1.9%
Carlsberg A/S (Class B Stock)	576	80,947
Chr Hansen Holding A/S	753	86,459
Coloplast A/S (Class B Stock)	448	76,024
Danske Bank A/S	5,595	86,594
Genmab A/S*	245	92,538
H Lundbeck A/S	2,141	70,295
Novo Nordisk A/S (Class B Stock)	1,082	71,666
Pandora A/S	1,443	105,397

		669,920

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	97

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Finland 1.7%
Elisa OYJ	1,252	$73,643
Fortum OYJ	4,237	89,571
Kone OYJ (Class B Stock)	1,191	102,105
Neste OYJ	1,904	101,814
Nokia OYJ	17,430	84,708
Orion OYJ (Class B Stock)	1,563	73,340
UPM-Kymmene OYJ	2,544	77,142

		602,323

France 6.8%
Amundi SA, 144A	1,006	78,153
Atos SE*	953	82,452
BioMerieux	580	87,902
Capgemini SE	711	98,423
Carrefour SA	4,742	76,168
Cie de Saint-Gobain	2,140	86,777
Cie Generale des Etablissements Michelin SCA	730	82,428
Credit Agricole SA*	7,923	81,199
Danone SA	1,065	70,028
Eiffage SA*	728	67,086
Electricite de France SA	8,167	85,785
EssilorLuxottica SA*	541	72,372
Gecina SA	567	77,948
Hermes International	86	73,831
Iliad SA	406	86,726
Ipsen SA	903	93,535
Klepierre SA	3,647	60,016
La Francaise des Jeux SAEM, 144A	2,185	81,066
Legrand SA	982	81,914
L’Oreal SA	231	76,331
LVMH Moet Hennessy Louis Vuitton SE	162	75,937
Orange SA	6,303	70,177
Pernod Ricard SA	434	74,321
Peugeot SA	4,600	78,883
Sanofi	765	77,479
Schneider Electric SE	698	86,419
SEB SA	510	89,526
TOTAL SE	1,721	67,979
Ubisoft Entertainment SA*	986	81,141
Unibail-Rodamco-Westfield	1,032	48,227
Vivendi SA	2,789	79,212

		2,429,441

See Notes to Financial Statements.

98

Description	Shares	Value
COMMON STOCKS (Continued)

Germany 7.2%
BASF SE	1,351	$82,320
Bayer AG	978	64,821
Bayerische Motoren Werke AG	1,180	84,700
Brenntag AG	1,427	89,335
Continental AG	759	82,605
Daimler AG	1,819	92,570
Deutsche Post AG	2,188	99,533
Deutsche Telekom AG	4,560	80,265
Deutsche Wohnen SE	1,664	88,643
Fresenius Medical Care AG & Co. KGaA	883	74,878
Fresenius SE & Co. KGaA	1,591	73,666
GEA Group AG	2,388	87,087
HeidelbergCement AG	1,440	91,455
Henkel AG & Co. KGaA	785	70,493
KION Group AG	1,269	107,308
Knorr-Bremse AG	728	92,505
LANXESS AG	1,545	90,361
LEG Immobilien AG	568	83,548
Nemetschek SE	1,095	87,027
RWE AG	2,230	88,617
Scout24 AG, 144A	997	92,743
Siemens AG	665	91,785
Siemens Healthineers AG, 144A	1,656	75,293
Symrise AG (Class A Stock)	699	96,386
Telefonica Deutschland Holding AG	27,133	74,990
Uniper SE	2,215	72,531
United Internet AG	1,872	91,905
Volkswagen AG	464	83,168
Vonovia SE	1,298	92,938
Zalando SE, 144A*	1,147	100,112

		2,583,588

Hong Kong 4.9%
BOC Hong Kong Holdings Ltd.	21,975	62,379
CK Asset Holdings Ltd.	12,453	67,646
CK Hutchison Holdings Ltd.	11,323	74,145
CK Infrastructure Holdings Ltd.	13,752	72,751
Hang Lung Properties Ltd.	31,888	89,901
Hang Seng Bank Ltd.	4,480	70,464
Henderson Land Development Co. Ltd.	19,683	77,587
HKT Trust & HKT Ltd.	47,600	68,051
Hong Kong Exchanges & Clearing Ltd.	2,028	102,366

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	99

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Hong Kong (cont’d.)
Hongkong Land Holdings Ltd.	18,873	$72,284
Jardine Matheson Holdings Ltd.	1,776	74,592
Jardine Strategic Holdings Ltd.	3,470	69,608
PCCW Ltd.	130,928	82,102
Power Assets Holdings Ltd.	13,391	76,715
Sino Land Co. Ltd.	60,909	70,967
SJM Holdings Ltd.	70,531	97,012
Sun Hung Kai Properties Ltd.	5,939	79,849
Swire Pacific Ltd. (Class A Stock)	13,300	72,419
Swire Properties Ltd.	30,550	82,779
Techtronic Industries Co. Ltd.	7,899	100,289
WH Group Ltd., 144A	85,008	73,379
Wharf Real Estate Investment Co. Ltd.	24,226	100,809

		1,738,094

Ireland 0.9%
CRH PLC	2,180	80,646
DCC PLC	918	81,335
Flutter Entertainment PLC	569	95,945
Smurfit Kappa Group PLC	2,188	77,496

		335,422

Isle of Man 0.2%
GVC Holdings PLC	8,288	89,097

Israel 0.8%
Check Point Software Technologies Ltd.(a)*	700	88,382
Elbit Systems Ltd.	480	64,821
ICL Group Ltd.	22,157	82,500
Teva Pharmaceutical Industries Ltd.*	6,270	61,885

		297,588

Italy 2.7%
Assicurazioni Generali SpA	4,914	76,263
DiaSorin SpA	395	71,413
Enel SpA	8,901	80,610
Ferrari NV	403	78,486
Infrastrutture Wireless Italiane SpA, 144A	7,344	71,558
Intesa Sanpaolo SpA	39,636	85,385
Prysmian SpA	3,535	98,882
Recordati Industria Chimica e Farmaceutica SpA	1,527	83,222
Snam SpA	14,903	76,296

See Notes to Financial Statements.

100

Description	Shares	Value
COMMON STOCKS (Continued)

Italy (cont’d.)
Telecom Italia SpA	180,369	$85,839
Terna Rete Elettrica Nazionale SpA	10,629	76,840
UniCredit SpA	8,000	78,761

		963,555

Japan 40.3%
ABC-Mart, Inc.	1,205	63,484
Advantest Corp.	1,494	71,516
AGC, Inc.	2,407	68,291
Air Water, Inc.	5,188	72,984
Amada Co. Ltd.	8,653	77,123
Aozora Bank Ltd.	4,004	72,016
Asahi Group Holdings Ltd.	1,881	65,941
Asahi Kasei Corp.	8,855	74,408
Astellas Pharma, Inc.	4,538	71,317
Bandai Namco Holdings, Inc.	1,209	75,189
Benesse Holdings, Inc.	2,865	73,062
Bridgestone Corp.	2,231	70,796
Brother Industries Ltd.	3,728	61,773
Calbee, Inc.	2,717	84,782
Canon, Inc.	3,559	61,560
Casio Computer Co. Ltd.	4,183	67,495
Central Japan Railway Co.	449	67,362
Chiba Bank Ltd. (The)	15,448	80,219
Chubu Electric Power Co., Inc.	5,744	71,017
Chugai Pharmaceutical Co. Ltd.	1,449	64,587
Chugoku Electric Power Co., Inc. (The)	5,542	67,604
Cosmos Pharmaceutical Corp.	489	86,105
CyberAgent, Inc.	1,641	87,539
Dai Nippon Printing Co. Ltd.	3,213	68,377
Daifuku Co. Ltd.	963	84,830
Daito Trust Construction Co. Ltd.	743	65,949
Daiwa Securities Group, Inc.	17,527	79,100
Denso Corp.	1,965	82,689
Disco Corp.	302	70,514
Eisai Co. Ltd.	849	74,267
Electric Power Development Co. Ltd.	3,927	59,286
ENEOS Holdings, Inc.	20,365	79,910
Fast Retailing Co. Ltd.	129	77,072
Fuji Electric Co. Ltd.(a)	2,576	80,625
FUJIFILM Holdings Corp.	1,653	78,752
Fujitsu Ltd.	666	86,901

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	101

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Fukuoka Financial Group, Inc.	4,539	$75,211
Hakuhodo DY Holdings, Inc.	5,724	71,337
Hamamatsu Photonics KK	1,701	77,570
Hikari Tsushin, Inc.	333	80,550
Hisamitsu Pharmaceutical Co., Inc.	1,467	67,730
Hitachi Ltd.	2,259	75,289
Honda Motor Co. Ltd.	2,650	68,280
Hoshizaki Corp.	882	67,535
Hoya Corp.	814	80,044
Inpex Corp.	11,051	70,303
ITOCHU Corp.	3,462	89,022
Itochu Techno-Solutions Corp.	2,138	77,514
Japan Airlines Co. Ltd.	3,692	73,690
Japan Post Bank Co. Ltd.(a)	9,130	73,530
Japan Post Holdings Co. Ltd.	9,872	73,046
Japan Post Insurance Co. Ltd.	5,580	89,246
Japan Tobacco, Inc.	3,749	70,173
Kajima Corp.	6,423	80,109
Kamigumi Co. Ltd.	3,806	78,697
Kansai Electric Power Co., Inc. (The)	7,510	74,026
Kansai Paint Co. Ltd.	3,647	87,082
KAO Corp.	923	70,318
KDDI Corp.	2,533	73,612
Keihan Holdings Co. Ltd.	1,638	70,676
Keisei Electric Railway Co. Ltd.	2,059	60,653
Kintetsu Group Holdings Co. Ltd.	1,602	70,484
Kirin Holdings Co. Ltd.	3,471	68,329
Kobe Bussan Co. Ltd.	1,308	77,185
Koito Manufacturing Co. Ltd.	1,774	86,091
Konami Holdings Corp.	2,172	83,771
Kurita Water Industries Ltd.	2,643	82,847
Kyowa Kirin Co. Ltd.	2,656	68,760
Kyushu Electric Power Co., Inc.	8,949	79,338
Kyushu Railway Co.	2,728	60,219
Lawson, Inc.(a)	1,387	68,489
Lion Corp.	2,933	62,196
LIXIL Group Corp.	4,822	88,778
Makita Corp.	1,988	91,972
Marubeni Corp.	15,328	92,563
Mazda Motor Corp.	10,392	66,719
McDonald’s Holdings Co. Japan Ltd.	1,352	66,378
Mebuki Financial Group, Inc.	31,991	77,625

See Notes to Financial Statements.

102

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Medipal Holdings Corp.	3,782	$72,380
MEIJI Holdings Co. Ltd.	866	69,990
MINEBEA MITSUMI, Inc.	3,995	69,365
Mitsubishi Chemical Holdings Corp.	12,182	71,287
Mitsubishi Corp.	3,355	79,587
Mitsubishi Electric Corp.	5,598	77,325
Mitsubishi Estate Co. Ltd.	4,733	74,247
Mitsubishi Gas Chemical Co., Inc.	5,069	90,645
Mitsubishi Heavy Industries Ltd.	2,907	72,280
Mitsubishi UFJ Financial Group, Inc.	18,057	75,440
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,419	72,935
Mitsui & Co. Ltd.	4,362	78,826
Mitsui Chemicals, Inc.	3,142	73,956
Miura Co. Ltd.	1,832	75,069
Mizuho Financial Group, Inc.	58,755	79,771
MonotaRO Co. Ltd.	1,918	75,876
MS&AD Insurance Group Holdings, Inc.	2,529	70,224
Murata Manufacturing Co. Ltd.	1,346	79,808
Nabtesco Corp.	2,407	76,245
Nagoya Railroad Co. Ltd.	2,608	72,861
Nexon Co. Ltd.	3,373	79,074
NH Foods Ltd.(a)	1,865	84,609
Nihon M&A Center, Inc.	1,694	84,448
Nintendo Co. Ltd.	164	87,857
Nippon Express Co. Ltd.	1,377	81,516
Nippon Shinyaku Co. Ltd.	932	76,996
Nippon Telegraph & Telephone Corp.	3,225	73,428
Nippon Yusen KK	5,113	80,039
Nissan Chemical Corp.	1,475	78,266
Nisshin Seifun Group, Inc.	4,740	78,362
Nissin Foods Holdings Co. Ltd.	885	88,571
Nitori Holdings Co. Ltd.	419	87,744
Nitto Denko Corp.	1,344	81,720
Nomura Holdings, Inc.	16,988	87,334
Nomura Real Estate Holdings, Inc.	3,503	67,107
Nomura Research Institute Ltd.	2,708	72,075
NTT Data Corp.	6,300	72,092
NTT DOCOMO, Inc.	2,783	77,750
Obayashi Corp.	6,956	68,105
Obic Co. Ltd.	436	77,349
Oji Holdings Corp.	15,536	70,261
Omron Corp.(a)	1,163	85,319

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	103

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Ono Pharmaceutical Co. Ltd.	2,677	$80,855
Oracle Corp. Japan	709	83,274
ORIX Corp.	5,629	70,260
Osaka Gas Co. Ltd.	3,823	74,825
Otsuka Corp.	1,461	71,729
Otsuka Holdings Co. Ltd.	1,613	70,922
Pan Pacific International Holdings Corp.	3,268	76,860
Panasonic Corp.	7,731	71,379
Persol Holdings Co. Ltd.	5,784	90,379
Rakuten, Inc.	8,208	72,304
Resona Holdings, Inc.	20,787	76,542
Rinnai Corp.	851	78,821
Rohm Co. Ltd.	1,100	70,830
Ryohin Keikaku Co. Ltd.	5,520	86,515
Santen Pharmaceutical Co. Ltd.	4,054	77,356
SCSK Corp.	1,516	82,159
Secom Co. Ltd.	756	71,556
Sega Sammy Holdings, Inc.	6,001	69,633
Sekisui Chemical Co. Ltd.	4,690	75,145
Sekisui House Ltd.	3,523	69,718
Seven & i Holdings Co. Ltd.	1,961	63,561
SG Holdings Co. Ltd.	2,335	107,474
Sharp Corp.	6,771	84,194
Shimano, Inc.	417	88,388
Shimizu Corp.	8,183	63,044
Shin-Etsu Chemical Co. Ltd.	651	79,197
Shinsei Bank Ltd.	5,718	66,890
Shionogi & Co. Ltd.	1,244	69,097
Showa Denko KK	3,076	60,030
SMC Corp.	140	76,996
SoftBank Corp.	5,929	77,951
Sohgo Security Services Co. Ltd.	1,533	71,718
Sony Corp.	992	77,822
Subaru Corp.(a)	3,260	67,792
SUMCO Corp.	4,743	64,395
Sumitomo Corp.	6,262	81,264
Sumitomo Dainippon Pharma Co. Ltd.	5,388	68,269
Sumitomo Electric Industries Ltd.	6,114	72,099
Sumitomo Heavy Industries Ltd.	3,174	72,311
Sumitomo Metal Mining Co. Ltd.	2,516	76,895
Sumitomo Mitsui Financial Group, Inc.	2,262	66,590
Sumitomo Mitsui Trust Holdings, Inc.	2,584	74,923

See Notes to Financial Statements.

104

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Sundrug Co. Ltd.	2,298	$85,593
Suntory Beverage & Food Ltd.	1,874	72,366
Suzuken Co. Ltd.	1,977	73,544
Suzuki Motor Corp.	2,271	93,250
Taiheiyo Cement Corp.	3,295	83,872
Taisei Corp.	1,975	68,341
Taisho Pharmaceutical Holdings Co. Ltd.	1,227	75,533
TDK Corp.	739	76,820
Teijin Ltd.	4,547	71,437
TIS, Inc.	3,634	72,738
Tohoku Electric Power Co., Inc.	7,680	77,949
Tokyo Electric Power Co. Holdings, Inc.*	22,509	66,306
Tokyo Electron Ltd.	353	90,487
Tokyo Gas Co. Ltd.	3,230	71,864
Toppan Printing Co. Ltd.	4,303	66,953
Toshiba Corp.	2,597	74,908
Tosoh Corp.	4,906	72,954
Toyo Suisan Kaisha Ltd.	1,433	81,449
Toyota Motor Corp.	1,157	76,533
Toyota Tsusho Corp.	2,775	80,959
Trend Micro, Inc.	1,229	76,120
Tsuruha Holdings, Inc.	467	62,434
Unicharm Corp.	1,953	85,079
Welcia Holdings Co. Ltd.	1,710	73,218
West Japan Railway Co.	1,247	65,591
Yakult Honsha Co. Ltd.	1,213	69,288
Yamada Denki Co. Ltd.	15,673	84,199
Yamato Holdings Co. Ltd.	3,277	85,765
ZOZO, Inc.	3,554	100,129

		14,447,209

Jordan 0.2%
Hikma Pharmaceuticals PLC	2,508	79,489

Luxembourg 0.4%
ArcelorMittal SA*	6,658	84,236
Aroundtown SA	12,351	67,535

		151,771

Netherlands 3.1%
Akzo Nobel NV	871	86,209
EXOR NV	1,303	76,814

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	105

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Netherlands (cont’d.)
Heineken Holding NV	899	$73,649
Koninklijke Ahold Delhaize NV	2,608	78,491
Koninklijke DSM NV	560	89,850
Koninklijke KPN NV	29,669	77,786
Koninklijke Philips NV	1,715	81,117
Koninklijke Vopak NV	1,374	75,457
NN Group NV	2,299	86,558
QIAGEN NV(a)*	1,751	88,952
Randstad NV	1,774	92,450
Royal Dutch Shell PLC,
(Class A Stock)	4,375	64,729
(Class B Stock)	4,567	64,895
Wolters Kluwer NV	931	76,437

		1,113,394

New Zealand 1.0%
a2 Milk Co. Ltd. (The)*	6,191	77,525
Fisher & Paykel Healthcare Corp. Ltd.	4,204	104,352
Meridian Energy Ltd.	25,542	87,402
Spark New Zealand Ltd.	26,797	87,184

		356,463

Norway 1.2%
Equinor ASA	4,936	80,010
Norsk Hydro ASA	26,364	84,171
Orkla ASA	7,998	81,411
Telenor ASA	4,881	79,397
Yara International ASA	2,047	85,763

		410,752

Portugal 0.4%
EDP - Energias de Portugal SA	15,778	79,871
Galp Energia SGPS SA	5,696	60,986

		140,857

Singapore 1.7%
CapitaLand Commercial Trust	51,843	64,016
City Developments Ltd.	11,802	69,656
Oversea-Chinese Banking Corp. Ltd.	11,527	73,455
Singapore Technologies Engineering Ltd.	28,791	71,948
United Overseas Bank Ltd.	4,999	71,868

See Notes to Financial Statements.

106

Description	Shares	Value
COMMON STOCKS (Continued)

Singapore (cont’d.)
UOL Group Ltd.	14,788	$71,410
Venture Corp. Ltd.	6,290	91,769
Wilmar International Ltd.	27,271	87,392

		601,514

Spain 2.7%
ACS Actividades de Construccion y Servicios SA	2,736	66,998
Banco Santander SA	29,933	66,540
Enagas SA	3,038	74,284
Endesa SA	3,046	84,440
Grifols SA	2,396	64,934
Iberdrola SA	6,289	79,178
Industria de Diseno Textil SA	2,539	71,355
Mapfre SA	38,029	72,066
Naturgy Energy Group SA	3,938	75,942
Red Electrica Corp. SA	3,945	75,442
Repsol SA	7,556	59,710
Siemens Gamesa Renewable Energy SA	4,488	120,183
Telefonica SA	13,443	53,116

		964,188

Sweden 4.1%
Alfa Laval AB	3,574	87,348
Assa Abloy AB (Class B Stock)	3,533	81,690
Atlas Copco AB,
(Class A Stock)	1,839	85,021
(Class B Stock)	2,093	84,036
Electrolux AB (Class B Stock)	4,375	94,785
Epiroc AB,
(Class A Stock)	6,701	99,743
(Class B Stock)	6,398	91,978
Essity AB (Class B Stock)	2,412	82,986
Hennes & Mauritz AB (Class B Stock)	4,966	79,171
ICA Gruppen AB	1,512	74,151
Sandvik AB	4,663	91,537
Securitas AB (Class B Stock)	5,928	84,365
SKF AB (Class B Stock)	4,381	87,419
Swedish Match AB	1,155	87,675
Tele2 AB (Class B Stock)	5,251	74,396
Telefonaktiebolaget LM Ericsson (Class B Stock)	8,252	95,640
Volvo AB (Class B Stock)	4,972	95,016

		1,476,957

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	107

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Switzerland 4.3%
ABB Ltd.	3,490	$88,683
Adecco Group AG	1,587	82,971
Coca-Cola HBC AG	2,835	75,566
Geberit AG	150	86,388
Givaudan SA	21	88,047
LafargeHolcim Ltd.*	1,713	81,296
Logitech International SA	1,244	91,957
Nestle SA	688	82,625
Novartis AG	850	73,382
Pargesa Holding SA	968	81,706
Roche Holding AG	198	69,151
Schindler Holding AG	327	87,217
SGS SA	32	82,766
Sonova Holding AG*	351	81,969
STMicroelectronics NV	2,831	85,169
Swatch Group AG (The)	1,939	76,449
Swisscom AG	145	80,204
UBS Group AG	6,820	82,878
Vifor Pharma AG	499	73,667

		1,552,091

United Kingdom 6.0%
Associated British Foods PLC	3,096	84,675
AstraZeneca PLC	708	78,931
British American Tobacco PLC	2,049	69,365
British Land Co. PLC (The)	14,528	71,020
BT Group PLC	51,165	71,575
Burberry Group PLC	3,791	73,202
Ferguson PLC	936	92,288
Fiat Chrysler Automobiles NV	8,568	94,383
GlaxoSmithKline PLC	3,344	65,800
Imperial Brands PLC	3,756	62,911
J Sainsbury PLC	30,749	75,549
Kingfisher PLC	29,607	106,977
Land Securities Group PLC	8,641	66,776
National Grid PLC	6,450	72,701
Reckitt Benckiser Group PLC	854	85,733
RELX PLC	2,915	66,340
Rio Tinto Ltd.	1,178	85,146
Rio Tinto PLC	1,405	87,051
Sage Group PLC (The)	8,219	81,368
Segro PLC	6,823	86,902

See Notes to Financial Statements.

108

Description			Shares	Value
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Severn Trent PLC			2,226	$69,391
Smith & Nephew PLC			3,561	72,426
Standard Life Aberdeen PLC			21,278	67,468
Tesco PLC			26,670	77,969
Unilever NV			1,247	72,188
Unilever PLC			1,279	76,253
Vodafone Group PLC			46,640	69,478
Wm Morrison Supermarkets PLC			30,376	78,084

				2,161,950

TOTAL COMMON STOCKS (cost $32,276,528)				34,969,973

PREFERRED STOCKS 0.4%

Germany 0.2%
Henkel AG & Co. KGaA			735	75,045

Italy 0.2%
Telecom Italia SpA			173,716	82,051

TOTAL PREFERRED STOCKS (cost $163,481)				157,096

TOTAL LONG-TERM INVESTMENTS (cost $32,440,009)				35,127,069

SHORT-TERM INVESTMENTS 1.8%

AFFILIATED MUTUAL FUND 1.2%
PGIM Institutional Money Market Fund (cost $417,269; includes $417,132 of cash collateral for securities on loan)(b)(w)			417,311	417,228

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.6%
Citibank, NA (cost $218,965)	0.010%	09/01/20	219	218,965

TOTAL SHORT-TERM INVESTMENTS (cost $636,234)				636,193

TOTAL INVESTMENTS 99.7% (cost $33,076,243)				35,763,262
Other assets in excess of liabilities 0.3%				97,977

NET ASSETS 100.0%				$35,861,239

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	109

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $396,635; cash collateral of $417,132 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$1,193,892	$—	$—
Austria	146,776	—	—
Belgium	463,642	—	—
Denmark	669,920	—	—
Finland	602,323	—	—
France	2,429,441	—	—
Germany	2,583,588	—	—
Hong Kong	1,738,094	—	—
Ireland	335,422	—	—
Isle of Man	89,097	—	—
Israel	297,588	—	—

See Notes to Financial Statements.

110

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Italy	$963,555	$—	$—
Japan	14,447,209	—	—
Jordan	79,489	—	—
Luxembourg	151,771	—	—
Netherlands	1,113,394	—	—
New Zealand	356,463	—	—
Norway	410,752	—	—
Portugal	140,857	—	—
Singapore	601,514	—	—
Spain	964,188	—	—
Sweden	1,476,957	—	—
Switzerland	1,552,091	—	—
United Kingdom	2,161,950	—	—
Preferred Stocks
Germany	75,045	—	—
Italy	82,051	—	—
Affiliated Mutual Fund	417,228	—	—
Time Deposit	—	218,965	—

Total	$35,544,297	$218,965	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Machinery	6.2%
Pharmaceuticals	5.5
Chemicals	5.0
Diversified Telecommunication Services	4.3
Banks	4.2
Real Estate Management & Development	3.9
Electric Utilities	3.7
Food & Staples Retailing	3.2
Food Products	3.1
Automobiles	2.5
Oil, Gas & Consumable Fuels	2.2
IT Services	2.2
Trading Companies & Distributors	2.1
Metals & Mining	2.1
Health Care Equipment & Supplies	2.0
Household Durables	2.0
Equity Real Estate Investment Trusts (REITs)	2.0%
Specialty Retail	1.8
Electrical Equipment	1.8
Beverages	1.6
Professional Services	1.6
Industrial Conglomerates	1.5
Capital Markets	1.4
Electronic Equipment, Instruments & Components	1.4
Road & Rail	1.3
Textiles, Apparel & Luxury Goods	1.3
Auto Components	1.3
Diversified Financial Services	1.3
Insurance	1.3
Household Products	1.3
Semiconductors & Semiconductor Equipment	1.3
Commercial Services & Supplies	1.2

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	111

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2020

Industry Classification (cont’d.)
Hotels, Restaurants & Leisure	1.2%
Affiliated Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	1.2
Software	1.2
Construction & Engineering	1.2
Building Products	1.1
Entertainment	1.1
Gas Utilities	1.0
Wireless Telecommunication Services	1.0
Construction Materials	0.9
Personal Products	0.8
Health Care Providers & Services	0.8
Technology Hardware, Storage & Peripherals	0.8
Air Freight & Logistics	0.8
Tobacco	0.8
Internet & Direct Marketing Retail	0.8
Multiline Retail	0.7
Leisure Products	0.7
Media	0.7

Multi-Utilities	0.6%
Independent Power & Renewable Electricity Producers	0.6
Time Deposit	0.6
Communications Equipment	0.5
Biotechnology	0.4
Paper & Forest Products	0.4
Aerospace & Defense	0.4
Interactive Media & Services	0.3
Life Sciences Tools & Services	0.3
Marine	0.2
Transportation Infrastructure	0.2
Containers & Packaging	0.2
Airlines	0.2
Diversified Consumer Services	0.2
Water Utilities	0.2

99.7
Other assets in excess of liabilities	0.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$1,433

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

112

Financial Instruments/Transactions-Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$396,635	$(396,635)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	113

PGIM QMA Strategic Alpha International Equity ETF

Statement of Assets & Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $396,635:
Unaffiliated investments (cost $32,658,974)	$35,346,034
Affiliated investments (cost $417,269)	417,228
Cash	2
Foreign currency, at value (cost $336,095)	342,075
Interest and dividends receivable	119,218
Receivable for investments sold	62,767

Total Assets	36,287,324

Liabilities
Payable to broker for collateral for securities on loan	417,132
Management fee payable	8,689
Other liabilities	264

Total Liabilities	426,085

Net Assets	$35,861,239

Net assets were comprised of:
Common stock, at par	$700
Paid-in capital in excess of par	34,905,030
Total distributable earnings (loss)	955,509

Net assets, August 31, 2020	$35,861,239

Net asset value, offering price and redemption price per share, ($35,861,239 / 700,000 shares of common stock issued and outstanding)	$51.23

See Notes to Financial Statements.

114

PGIM QMA Strategic Alpha International Equity ETF

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$575
Unaffiliated dividend income (net of $88,131 foreign withholding tax)	859,272
Income from securities lending, net (including affiliated income of $1,022)	4,742
Miscellaneous Income	778

Total income	865,367

Expenses
Management fee	100,693

Total expenses	100,693

Net investment income (loss)	764,674

Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(205))	(1,494,823)
Foreign currency transactions	(7,431)

(1,502,254)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35))	2,802,298
Foreign currencies	10,764

2,813,062

Net gain (loss) on investment and foreign currency transactions	1,310,808

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,075,482

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	115

PGIM QMA Strategic Alpha International Equity ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2020	Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$764,674	$641,335
Net realized gain (loss) on investments, foreign currency transactions and in-kind redemptions	(1,502,254)	58,426
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,813,062	(115,389)

Net increase (decrease) in net assets resulting from operations	2,075,482	584,372

Dividends and Distributions
Distributions from distributable earnings	(901,215)	(506,210)

Fund share transactions
Net proceeds from shares sold	—	39,788,190
Cost of shares reacquired	—	(5,179,380)

Net increase (decrease) in net assets from Fund share transactions	—	34,608,810

Total increase (decrease)	1,174,267	34,686,972

Net Assets:
Beginning of period	34,686,972	—

End of period	$35,861,239	$34,686,972

*	For the period from December 4, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

116

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to the following Funds: PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF, which commenced investment operations on October 17, 2018, November 13, 2018, November 13, 2018 and December 4, 2018, respectively (each, a “Fund” and collectively, the “Funds”). The Funds are classified as diversified funds under the 1940 Act.

The investment objective of each Fund is to seek long-term growth of capital.

2. Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit each Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM QMA Strategic Alpha ETFs	117

Notes to Financial Statements (continued)

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

118

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may find it difficult to sell illiquid securities at the time considered most advantageous by their subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of each Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

PGIM QMA Strategic Alpha ETFs	119

Notes to Financial Statements (continued)

Net realized gains (losses) on foreign currency transactions (where applicable) represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies (where applicable).

Rights: The Funds hold rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Master Netting Arrangements: The Trust, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between a Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to

120

termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when a Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds expect to pay dividends from net investment income quarterly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

3. Agreements

Pursuant to a management agreement with the Trust on behalf of the Funds (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds’ business affairs and, in connection therewith, furnishes the Funds’ with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian (the Custodian). The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

The Board has approved a unitary management fee structure for the Funds. Under the unitary fee structure, the Manager is responsible for paying all operating expenses of the fund, except for certain expenses including but not limited to interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any) and acquired fund fees and expenses. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from each Fund’s inception date, to waive any management fees it receives from the Funds in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Funds remain invested or intend to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary fee rate
PGIM QMA Strategic Alpha Large-Cap Core ETF	0.17%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	0.29%
PGIM QMA Strategic Alpha Small-Cap Value ETF	0.29%
PGIM QMA Strategic Alpha International Equity ETF	0.29%

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The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with QMA LLC, (“QMA”) (the “subadviser”). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Funds. In connection therewith, the subadviser is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. As administered by BBH, available securities from the Funds’ portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Funds. BBH is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. The Distributor is a subsidiary of

PGIM QMA Strategic Alpha ETFs	123

Notes to Financial Statements (continued)

Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Each Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through each Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Funds’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Funds’ Rule 17a-7 procedures. For the period ended August 31, 2020, no 17a-7 transactions were entered into by the Funds.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, U.S. Government securities and in-kind transactions) for the reporting year ended August 31, 2020, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM QMA Strategic Alpha Large-Cap Core ETF	$7,864,661	$7,881,650
PGIM QMA Strategic Alpha Small-Cap Growth ETF	$11,688,642	$11,604,828
PGIM QMA Strategic Alpha Small-Cap Value ETF	$10,293,054	$10,301,690
PGIM QMA Strategic Alpha International Equity ETF	$26,964,432	$27,183,035

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A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting year ended August 31, 2020, is presented as follows:

PGIM QMA Strategic Alpha Large-Cap Core ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$5	$1,981,888	$1,146,819	$(62)	$(14)	$834,998	835,165	$74	**

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$65,913	$2,409,171	$1,566,337	$95	$(299)	$908,543	908,725	$1,125	**

PGIM QMA Strategic Alpha Small-Cap Value ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$229,888	$1,767,642	$1,558,808	$75	$(309)	$438,488	438,575	$1,106	**

PGIM QMA Strategic Alpha International Equity ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$61,052	$3,421,230	$3,064,814	$(35)	$(205)	$417,228	417,311	$1,022	**

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par.

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Notes to Financial Statements (continued)

The following Funds had adjustments for the year ending August 31, 2020:

	Total Distributable Earnings (Loss)	Paid-in Capital
PGIM QMA Strategic Alpha Large-Cap Core ETF(a)	$(330)	$330
PGIM QMA Strategic Alpha Small-Cap Growth ETF(a)	(317)	317
PGIM QMA Strategic Alpha Small-Cap Value ETF(a)	(653)	653

(a)	Due to Redemption in Kind Transaction

Net investment income or loss, net realized gains or losses on investment transactions and net assets were not affected by these adjustments.

For the year ended August 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$208,630	$—
PGIM QMA Strategic Alpha Small-Cap Growth ETF	85,196	—
PGIM QMA Strategic Alpha Small-Cap Value ETF	274,240	6,602
PGIM QMA Strategic Alpha International Equity ETF	901,215	—

For the period ended August 31, 2019, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income
PGIM QMA Strategic Alpha Large-Cap Core ETF	$150,716
PGIM QMA Strategic Alpha Small-Cap Growth ETF	65,848
PGIM QMA Strategic Alpha Small-Cap Value ETF	122,512
PGIM QMA Strategic Alpha International Equity ETF	506,210

For the year ended August 31, 2020, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$45,208	$—
PGIM QMA Strategic Alpha Small-Cap Growth ETF	39,530	—
PGIM QMA Strategic Alpha Small-Cap Value ETF	36,989	—
PGIM QMA Strategic Alpha International Equity ETF	138,877	—

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The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2020 were as follows:

	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM QMA Strategic Alpha Large-Cap Core ETF(a)	$10,367,136	$1,798,109	$ (390,138)	$1,407,971
PGIM QMA Strategic Alpha Small-Cap Growth ETF(a)	10,209,531	1,603,677	(671,560)	932,117
PGIM QMA Strategic Alpha Small-Cap Value ETF(a)(b)	9,223,729	852,716	(1,309,924)	(457,208)
PGIM QMA Strategic Alpha International Equity ETF(a)(b)	33,115,651	5,189,459	(2,541,848)	2,647,611

(a)	The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax adjustments.
(b)	The difference between book basis and tax basis was primarily attributable to investments in passive foreign investment companies and other book to tax adjustments.

For federal income tax purposes, the following Funds had a capital loss carryforward as of August 31, 2020 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward
PGIM QMA Strategic Alpha Large-Cap Core ETF	$702,000
PGIM QMA Strategic Alpha Small-Cap Growth ETF	763,000
PGIM QMA Strategic Alpha Small-Cap Value ETF	1,287,000
PGIM QMA Strategic Alpha International Equity ETF	1,842,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, each Funds’ U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7. Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to investors who have entered into an agreement with the Distributor and are authorized to

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Notes to Financial Statements (continued)

transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit of PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF consists of 50,000 shares, 50,000 shares, 50,000 shares and 100,000 shares of the Fund, respectively. The Funds generally issue and redeem Creation Units in return for a specified amount of cash and/or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM QMA Strategic Alpha Large-Cap Core ETF	192,000	96.0%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	195,000	97.5%
PGIM QMA Strategic Alpha Small-Cap Value ETF	195,000	97.5%
PGIM QMA Strategic Alpha International Equity ETF	695,000	99.3%

At reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM QMA Strategic Alpha Large-Cap Core ETF	1	96.0%	—	—%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	1	97.5%	—	—%
PGIM QMA Strategic Alpha Small-Cap Value ETF	1	97.5%	—	—%
PGIM QMA Strategic Alpha International Equity ETF	3	99.3%	—	—%

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Transactions in shares of beneficial interest were as follows:

PGIM QMA Strategic Alpha Large-Cap Core ETF

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,010,000
Shares contributed in-kind (Subscription in-kind)	100,000	4,994,125
Shares redeemed in-kind (Redemption in-kind)	(100,000)	(5,067,390)

Net increase (decrease) in shares outstanding	200,000	$9,936,735

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,025,000
Shares contributed in-kind (Subscription in-kind)	50,000	2,462,720
Shares redeemed in-kind (Redemption in-kind)	(50,000)	(2,537,750)

Net increase (decrease) in shares outstanding	200,000	$9,949,970

PGIM QMA Strategic Alpha Small-Cap Value ETF

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

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Notes to Financial Statements (continued)

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,025,000
Shares contributed in-kind (Subscription in-kind)	50,000	2,463,700
Shares redeemed in-kind (Redemption in-kind)	(50,000)	(2,478,695)

Net increase (decrease) in shares outstanding	200,000	$10,010,005

PGIM QMA Strategic Alpha International Equity ETF

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	500,000	$25,062,500
Shares contributed in-kind (Subscription in-kind)	300,000	14,725,690
Shares redeemed in-kind (Redemption in-kind)	(100,000)	(5,179,380)

Net increase (decrease) in shares outstanding	700,000	$34,608,810

Each Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the period ended August 31, 2020, the Funds had no subscriptions in-kind and redemptions in-kind.

8. Borrowings

The Trust, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source

130

of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$1,222,500,000*	$900,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the reporting period ended August 31, 2020.

9. Risks of Investing in the Funds

The Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on each Fund’s risks, please refer to the Funds’ Prospectus and Statement of Additional Information.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized

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Notes to Financial Statements (continued)

Participant creates or redeems, shares of the Funds may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Concentration Risk: To the extent that the Funds are concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Funds shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Funds are expected to fluctuate in response to changes in the Funds’ NAVs, the intraday value of the Funds’ holdings and supply and demand for shares of the Funds. We cannot predict whether shares of the Funds will trade above, below or at their NAV. Trading on the Exchange, including trading of Funds shares, may be halted in certain circumstances and shareholders may not be able to sell Funds shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Funds may become less liquid in response to deteriorating liquidity in the markets for the Funds’ portfolio investments. This adverse effect on the liquidity of the Funds’ shares could lead to differences between the market price of the Funds’ shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Funds will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETFs shares has diverged from market driven fundamentals.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and

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interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. Since the Funds concentrate in the real estate industry, their holdings can vary significantly from broad market indexes. As a result, the Funds’ performance can deviate from the performance of such indexes.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. REITs are subject to interest rate risks. REITs may incur significant amounts of leverage. Each Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Foreign Securities Risk: Each Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of an investment in the Funds will decline. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM QMA Strategic Alpha ETFs	133

PGIM QMA Strategic Alpha Large-Cap Core ETF

Financial Highlights

	Year Ended August 31, 2020	October 17, 2018(e) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$51.90	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.03	0.89
Net realized and unrealized gain (loss) on investments	2.90	1.67
Total from investment operations	3.93	2.56
Less Dividends and Distributions:
Dividends from net investment income	(1.04)	(0.66)
Net asset value, end of period	$54.79	$51.90
Total Return(b):	7.69%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,958	$10,380
Average net assets (000)	$10,347	$11,164
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.17%	0.17%	(d)
Expenses before waivers and/or expense reimbursement	0.17%	0.17%	(d)
Net investment income (loss)	1.99%	2.04%	(d)
Portfolio turnover rate(f)(g)	82%	92%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

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PGIM QMA Strategic Alpha Small-Cap Growth ETF

Financial Highlights

	Year Ended August 31, 2020	November 13, 2018(e) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$47.97	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.39
Net realized and unrealized gain (loss) on investments	3.28	(2.13)
Total from investment operations	3.64	(1.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.29)
Net asset value, end of period	$51.18	$47.97
Total Return(b):	7.64%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,236	$9,593
Average net assets (000)	$9,621	$10,819
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29% (d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29% (d)
Net investment income (loss)	0.76%	0.98% (d)
Portfolio turnover rate(f)(g)	123%	78%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	135

PGIM QMA Strategic Alpha Small-Cap Value ETF

Financial Highlights

	Year Ended August 31, 2020	November 13, 2018(e) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$46.77	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.71	0.72
Net realized and unrealized gain (loss) on investments	(4.40)	(3.41)
Total from investment operations	(3.69)	(2.69)
Less Dividends and Distributions:
Dividends from net investment income	(0.76)	(0.54)
Distributions from net realized gains	(0.64)	-
Total Dividends and Distributions	(1.40)	(0.54)
Net asset value, end of period	$41.68	$46.77
Total Return(b):	(8.28)%	(5.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,335	$9,353
Average net assets (000)	$8,876	$10,627
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29% (d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29% (d)
Net investment income (loss)	1.61%	1.86% (d)
Portfolio turnover rate(f)(g)	120%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

136

PGIM QMA Strategic Alpha International Equity ETF

Financial Highlights

	Year Ended August 31, 2020	December 4, 2018(e) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$49.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.09	1.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.88	(0.63)
Total from investment operations	2.97	0.53
Less Dividends and Distributions:
Dividends from net investment income	(1.29)	(0.98)
Net asset value, end of period	$51.23	$49.55
Total Return(b):	6.05%	1.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$35,861	$34,687
Average net assets (000)	$34,722	$27,908
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	(d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	(d)
Net investment income (loss)	2.20%	3.12%	(d)
Portfolio turnover rate(f)(g)	92%	63%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	137

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in Appendix A (each, a Fund and collectively, the Funds), each a series of PGIM ETF Trust, including the schedules of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each year and period listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each year and period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each year and period listed in Appendix A, and the financial highlights for each year and period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

138

Appendix A

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statements of changes in net assets for the year ended August 31, 2020 and the period from October 17, 2018 (commencement of operations) to August 31, 2019

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statements of changes in net assets for the year ended August 31, 2020 and the period from November 13, 2018 (commencement of operations) to August 31, 2019

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statements of changes in net assets for the year ended August 31, 2020 and the period from November 13, 2018 (commencement of operations) to August 31, 2019

PGIM QMA Strategic Alpha International Equity ETF

Statements of changes in net assets for the year ended August 31, 2020 and the period from December 4, 2018 (commencement of operations) to August 31, 2019

PGIM QMA Strategic Alpha ETFs	139

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage that Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from the inception of each Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage that Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

140

Federal Income Tax Information (unaudited)

We are advising you that during the year ended August 31, 2020, the PGIM QMA Strategic Alpha Small-Cap Value ETF reports the maximum amount allowed per share, but not less than $.03 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2020, the Funds report the maximum amount allowable under section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Strategic Alpha Large-Cap Core ETF	97.11%	92.45%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	83.12%	81.81%
PGIM QMA Strategic Alpha Small-Cap Value ETF	92.34%	92.51%
PGIM QMA Strategic Alpha International Equity ETF	91.82%	—

For the year ended August 31, 2020, the PGIM QMA Strategic Alpha International Equity ETF made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $70,805 foreign tax credit from recognized foreign source income of $832,478.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2020.

PGIM QMA Strategic Alpha ETFs	141

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since December 2017

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM QMA Strategic Alpha ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since December 2017

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since December 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since December 2017

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since December 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since December 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Strategic Alpha ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since December 2017

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since December 2017

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2017

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA Strategic Alpha ETFs

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since December 2017

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since December 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (unaudited)

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF (each a “Fund” and collectively the “Funds”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments

[1]	Each of the Funds is a series of PGIM ETF Trust.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and, QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of each Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio.

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The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and QMA under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by QMA included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year period ended December 31, 2019. The Board considered that each Fund commenced operations in Q4 of 2018 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2019. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed each

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Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM QMA Strategic Alpha International Equity ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Strategic Alpha Large-Cap Core ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

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PGIM QMA Strategic Alpha Small-Cap Value ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period ended December 31, 2019.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

PGIM QMA Strategic Alpha ETFs

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Funds. An investor may obtain the prospectus and summary prospectus for each Fund by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus for each Fund should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Strategic Alpha ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Fund	Ticker Symbol
PGIM QMA Strategic Alpha Large-Cap Core ETF	PQLC
PGIM QMA Strategic Alpha Small-Cap Growth ETF	PQSG
PGIM QMA Strategic Alpha Small-Cap Value ETF	PQSV
PGIM QMA Strategic Alpha International Equity ETF	PQIN

ETF1002E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $137,652 and $126,900 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2020, fees of $1,087 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition. For the fiscal year ended August 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(d) All Other Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2020 and August 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (Chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid and Keith F. Hartstein (ex-officio)

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 15, 2020